CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000  6.95%
Asset Backed Certificates due September 15, 2003

                                                                                      18-Mar-00
                                                                                       07:54 PM
Prepared by Lisa Sorenson, Phone 414-636-6184                              File: service\us96b.xls

NPV Data Input Section              IRR Calc (pool 1)                                 31-Aug-96            05-Mar-00
Scheduled cash flows as of the                 8.309%                             Pool 1 Cutoff               Pool 1
    end of the collection period      (467,425,285.55)                             1,472,181.16         2,289,771.61
Line 0 is scheduled amount              15,757,657.24                             14,285,476.08         3,521,128.06
    delinquent                          10,488,530.06                             10,488,530.06         6,097,707.53
                                        11,648,174.21                             11,648,174.21         4,151,630.16
                                        13,676,813.20                             13,676,813.20         4,069,982.33
                                         9,531,315.06                              9,531,315.06         3,877,824.08
                                         8,372,935.20                              8,372,935.20         2,438,501.12
                                        11,722,851.90                             11,722,851.90           620,964.81
                                        17,207,560.18                             17,207,560.18           959,083.85
                                        14,691,800.81                             14,691,800.81         1,320,460.28
                                        17,197,279.08                             17,197,279.08         1,286,477.99
                                        15,504,490.86                             15,504,490.86           813,571.95
                                        11,904,998.66                             11,904,998.66           600,462.51
                                         7,211,819.84                              7,211,819.84         1,172,327.71
                                         8,633,057.26                              8,633,057.26         2,374,667.35
                                        10,443,070.12                             10,443,070.12         1,294,235.22
                                        11,720,349.94                             11,720,349.94         1,429,621.84
                                         8,564,089.35                              8,564,089.35         1,086,223.66
                                         7,479,246.64                              7,479,246.64           473,940.01
                                        10,611,284.66                             10,611,284.66            55,573.39
                                        16,496,614.28                             16,496,614.28           156,689.80
                                        14,115,082.64                             14,115,082.64            96,614.21
                                        16,562,222.16                             16,562,222.16            85,376.95
                                        14,840,653.37                             14,840,653.37            85,730.19
                                        11,271,867.97                             11,271,867.97            21,405.13
                                         6,644,313.99                              6,644,313.99            64,339.12
                                         7,693,316.20                              7,693,316.20           124,565.26
                                         9,795,133.28                              9,795,133.28             6,845.32
                                        10,958,156.04                             10,958,156.04            56,100.72
                                         8,033,198.42                              8,033,198.42                 0.00
                                         7,001,521.70                              7,001,521.70                 0.00
                                        10,001,306.67                             10,001,306.67             9,386.14
                                        15,686,375.93                             15,686,375.93            26,808.37
                                        13,305,308.18                             13,305,308.18                 0.00
                                        15,253,592.56                             15,253,592.56                 0.00
                                        13,439,340.18                             13,439,340.18                 0.00
                                         9,627,709.80                              9,627,709.80                 0.00
                                         4,845,435.52                              4,845,435.52                 0.00
                                         5,846,192.76                              5,846,192.76                 0.00
                                         7,626,986.55                              7,626,986.55                 0.00
                                         8,420,026.39                              8,420,026.39                 0.00
                                         6,063,594.56                              6,063,594.56                 0.00
                                         5,223,953.51                              5,223,953.51                 0.00
                                         7,797,581.78                              7,797,581.78                 0.00
                                        12,241,335.77                             12,241,335.77                 0.00
                                         8,547,844.85                              8,547,844.85                 0.00
                                         9,171,743.38                              9,171,743.38                 0.00
                                         8,838,821.22                              8,838,821.22                 0.00
                                         5,892,614.25                              5,892,614.25                 0.00
                                         1,524,196.03                              1,524,196.03                 0.00
                                         2,155,353.95                              2,155,353.95                 0.00
                                         2,948,921.29                              2,948,921.29                 0.00
                                         3,471,809.78                              3,471,809.78                 0.00
                                         1,939,596.57                              1,939,596.57                 0.00
                                         1,711,213.57                              1,711,213.57                 0.00
                                         3,365,677.46                              3,365,677.46                 0.00
                                         5,657,510.12                              5,657,510.12                 0.00
                                         3,605,516.92                              3,605,516.92                 0.00
                                         3,745,028.73                              3,745,028.73                 0.00
                                         3,458,411.68                              3,458,411.68                 0.00
                                         1,765,194.32                              1,765,194.32                 0.00
                                           308,041.89                                308,041.89                 0.00
                                           231,422.23                                231,422.23                 0.00
                                           276,666.19                                276,666.19                 0.00
                                           336,307.15                                336,307.15                 0.00
                                           135,733.57                                135,733.57                 0.00
                                            82,298.61                                 82,298.61                 0.00
                                           356,451.64                                356,451.64                 0.00
                                           354,314.13                                354,314.13                 0.00
                                           125,457.56                                125,457.56                 0.00
                                           223,408.04                                223,408.04                 0.00
                                            26,132.80                                 26,132.80                 0.00
                                                 0.00                                      0.00                 0.00
                                                 0.00                                      0.00                 0.00

Total Time Balance of Scheduled Cash Flows
                                       551,413,832.41                            551,413,832.41        40,668,016.67

NPV Data Input Section            05-Mar-00             5-Mar-00             5-Mar-00             5-Mar-00             5-Mar-00
Scheduled cash flows as of the       Pool 2               Pool 3               Pool 4               Pool 5               Pool 6
    end of the collection period   5,471.80           763,381.09           715,827.80           738,592.32            24,282.87
Line 0 is scheduled amount             0.00           503,904.95           625,242.03           543,823.12            65,584.11
    delinquent                         0.00           356,192.06           552,587.73           672,033.99            62,692.77
                                       0.00           373,098.32           467,884.64           484,951.51            43,074.87
                                       0.00           395,630.54           517,775.62           589,669.95            37,290.28
                                       0.00           552,648.45           631,718.11           516,632.10            41,774.98
                                       0.00         3,096,064.74         1,328,866.07           881,869.03            58,662.73
                                       0.00         1,472,676.04         3,605,375.14           843,613.21            37,290.28
                                       0.00           406,431.50         2,067,733.40         4,020,027.24            59,548.75
                                       0.00           449,517.73           559,489.82         1,722,169.47           155,340.56
                                       0.00           387,226.55           381,553.58           455,107.79           175,035.69
                                       0.00           222,346.38           222,153.15           162,438.54             5,088.47
                                       0.00           150,992.82           131,292.03           160,805.38             5,088.47
                                       0.00           140,650.68           164,526.91           147,265.00             5,088.47
                                       0.00            59,003.41           161,579.75           149,113.81             7,554.60
                                       0.00            60,348.72           114,356.34            96,011.65            10,593.60
                                       0.00           100,213.34           109,781.03           185,850.23             6,949.46
                                       0.00           132,507.36           240,431.25            97,173.75             6,949.46
                                       0.00         1,157,028.82           584,562.73           262,907.84             6,949.46
                                       0.00           548,565.64         1,293,045.80           229,226.51             6,948.46
                                       0.00           150,769.59           898,651.40         1,368,741.19            27,697.96
                                       0.00           109,417.47           257,126.10           796,663.62            58,218.16
                                       0.00           127,780.09            87,569.48           175,518.64            59,184.74
                                       0.00            23,759.81            68,412.05                 0.00                 0.00
                                       0.00            21,305.40            16,234.46            24,648.37                 0.00
                                       0.00                 0.00            29,437.44            12,411.46                 0.00
                                       0.00                 0.00             7,541.01             4,875.14                 0.00
                                       0.00                 0.00             1,178.75                 0.00                 0.00
                                       0.00            24,967.64             1,178.75             5,208.35                 0.00
                                       0.00            21,298.59             1,178.75                 0.00                 0.00
                                       0.00            36,160.88            68,571.52            16,002.25                 0.00
                                       0.00            12,608.47            24,180.19            66,215.86                 0.00
                                       0.00                 0.00             1,934.52           112,187.82            12,875.66
                                       0.00                 0.00            13,719.07                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00
                                       0.00                 0.00                 0.00                 0.00                 0.00

Total Time Balance of Scheduled Cash Flows
                                   5,471.80        11,856,497.08        15,952,696.42        15,541,755.14           979,764.86

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184                                          03/19/00
                                                                                       12:45 PM
Payment Date                                                                                               15-Mar-00
Collection Period Begin Date                                                                               04-Feb-00
Collection Period End Date                                                            31-Aug-96            03-Mar-00
Days in accrual period (30/360)                                                                                   30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                      $10,813,306.46

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                    $0.00
    Government obligors                                                                                        $0.00
          Total Warranty Repurchases                                                                           $0.00

Total Collections For The Period                                                                      $10,813,306.46

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                            $1,089,022.93
    Scheduled Amounts 60 days or more past due                                                         $1,838,984.69
    Net Losses on Liquidated Receivables                                                                  $75,102.33
    Number of Loans at Beginning of Period                                                                     8,859
    Number of Loans at End of Period                                                                           8,527
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                   $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                         $0.00
    Reinvestment Income (including Pre-Funding Account)                                                  $105,799.35
    Pre-Funding Account Reinvestment Income                                                                    $0.00
    Additional Class B Notes (max $75,000,000)                                                                 $0.00

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date                                                                                               15-Mar-00
Collection Period Begin Date                                                                               04-Feb-00
Collection Period End Date                                                                                 03-Mar-00

PART II -- SUMMARY


Total Principal Balance of Notes and Certificates (Beginning of Period)                               $71,797,480.97
    A-1 Note Beginning Principal Balance                                                                       $0.00
    A-2 Note Beginning Principal Balance                                                                       $0.00
    A-3 Note Beginning Principal Balance                                                              $46,566,984.67
    B Note Beginning Principal Balance                                                                 $3,538,524.67
    Certificate Beginning Principal Balance                                                           $21,691,971.63

Total Principal Balance of Notes and Certificates (End of Period)                                     $61,358,168.22
    A-1 Note Principal Balance (End of Period)                                                                 $0.00
                                                                                                           0.0000000
    A-2 Note Principal Balance (End of Period)                                                                 $0.00
                                                                                                           0.0000000
    A-3 Note Principal Balance (End of Period)                                                        $37,237,820.18
                                                                                                           0.1131849
    B Note Principal Balance (End of Period)                                                           $2,829,621.59
                                                                                                           0.1131849
    Certificate Principal Balance (End of Period)                                                     $21,290,726.44
                                                                                                           0.6261978

Contract Value Decline                                                                                $10,031,129.85
    Pool Balance (Beg. of Collection Period)                                                           90,316,961.79
    Pool Balance (End of Collection Period)                                                           $80,285,831.94

Total Distribution Amount (TDA)                                                                       $10,919,105.81
    Total Collections and Investment Income for the Period                                            $10,919,105.81
    Negative Carry Amount                                                                                      $0.00

Administration Fee Accrued during this Period                                                                $166.67

Principal Distribution Amount  (PDA)                                                                  $10,031,129.85
Release from Spread Account to A-1 Noteholders as Principal                                                    $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                    $0.00
Release from Spread Account to A-3 Noteholders as Principal                                              $379,356.43
Release from Spread Account to B Noteholders as Principal                                                 $28,826.48
    A-1 Noteholders' Principal Distributable Amount                                                            $0.00
    A-2 Noteholders' Principal Distributable Amount                                                            $0.00
    A-3 Noteholders' Principal Distributable Amount                                                    $8,949,808.06
    B Noteholders' Principal Distributable Amount                                                        $680,076.60
    Certificateholders' Principal Distributable Amount                                                   $401,245.19

Interest Distributable Amount                                                                            $404,362.26
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                   $258,058.71
    Noteholders' Interest Distributable Amount applicable to B Notes                                      $20,670.88
    Certificateholders' Interest Distributable Amount                                                    $125,632.67

Servicing Fees Accrued during this Period                                                                 $75,264.13

Total Distribution Amount Remaining to Deposit to Spread Account                                         $408,182.90

Spread Account
    Beginning Spread Account Balance                                                                  $17,517,793.16
    Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                 $408,182.90
    Distribution from Spread Account for Interest / Principal Shortfall                                        $0.00
    Preliminary Spread Account Balance Remaining                                                      $17,925,976.06

    Specified Spread Account Balance                                                                  $17,517,793.16
    Release from Spread Account to Seller as "Excess Servicing Fee"                                            $0.00
    Ending Spread Account Balance (after distributions)                                               $17,517,793.16

Credit Enhancement                                                                                            52.67%
    Spread account % of Ending Pool Balance                                                                   21.82%
    Overcollateralization % of Ending Pool Balance                                                            30.85%

Life-to-Date CPR                                                                                              24.43%

Scheduled Amounts 30 - 59 days past due                                                                $1,089,022.93
                                                                                                               1.36%
Scheduled Amounts 60 days or more past due                                                             $1,838,984.69
                                                                                                               2.29%
Net Losses on Liquidated Receivables                                                                      $75,102.33
                                                                                                               0.09%


    PART III -- SERVICING CALCULATIONS                                                                     15-Mar-00


    1.  Sources and Uses of Collection Account Balance                            Pool 1 Cutoff               Pool 1

    Wtd. Avg. APR                                                                        8.310%               8.310%
    Contract Value (Beg. of Collection Period), by origination pool                                   $43,524,602.74
    Contract Value  (End of Collection Period), by origination pool             $467,425,285.55       $38,892,235.08
    Contract Value Decline                                                                             $4,632,367.66

    Initial Pool Balance                                                                             $875,889,658.01

        Pool 2               Pool 3               Pool 4               Pool 5               Pool 6
        6.782%               9.186%               9.025%               9.089%               8.864%
     $5,471.80       $12,829,233.81       $16,755,523.13       $16,255,163.89          $946,966.42
     $5,471.80       $11,118,356.90       $14,886,477.88       $14,468,811.80          $914,478.48
         $0.00        $1,710,876.91        $1,869,045.25        $1,786,352.09           $32,487.94


    Pool Balance (End of Collection Period)                                                           $80,285,831.94

    Total Collections and Investment Income for the period                                            $10,919,105.81
    Negative Carry Amount                                                                                      $0.00

    Total Distribution Amount (TDA)                                                                   $10,919,105.81
    Principal Distribution Amount  (PDA)                                                              $10,031,129.85
    Interest Distribution Amount  (IDA)                                                                  $887,975.96

    2.  Calculation of Distributable Amounts

    A-1 Note Beginning Principal Balance                                                                       $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                0.00%
    A-1 Noteholders' Principal Distributable Amount                                                            $0.00

    A-2 Note Beginning Principal Balance                                                                       $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                0.00%
    A-2 Noteholders' Principal Distributable Amount                                                            $0.00

    A-3 Note Beginning Principal Balance                                                              $46,566,984.67
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                               89.22%
    A-3 Noteholders' Principal Distributable Amount                                                    $8,949,808.06

    B Note Beginning Principal Balance                                                                 $3,538,524.67
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
    B Noteholders' Share of the Principal Distribution Amount                                                  6.78%
    B Noteholders' Principal Distributable Amount                                                        $680,076.60

    Certificate Beginning Principal Balance                                                           $21,691,971.63
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
    Certificateholders' Share of the Principal Distribution Amount                                             4.00%
    Certificateholders' Principal Distributable Amount                                                   $401,245.19

    Interest Accrued on Class A-1 Notes this period                                     5.5625%                $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                         $0.00

    Interest Accrued on Class A-2 Notes this period                                       6.25%                $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                         $0.00

    Interest Accrued on Class A-3 Notes this period                                       6.65%          $258,058.71
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                   $258,058.71

    Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                         $258,058.71
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Offered Noteholders' Interest Distributable Amount                                                   $258,058.71

    Interest Accrued on Class B Notes this period                                         7.01%           $20,670.88
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                      $20,670.88

    Interest Accrued on Certificates this period                                          6.95%          $125,632.67
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                         $0.00
    Interest Due (in Arrears) on Above Shortfall                                                               $0.00
    Certificateholders' Interest Distributable Amount                                                    $125,632.67

    3.  Allocation of Total Distribution Amount

    Total Distribution Amount                                                                         $10,919,105.81

    Administration Fee Shortfall (Previous Period)                                                             $0.00
    Administration Fee Accrued during this Period                                     $500/qtr.              $166.67
    Administration Fee Paid this Period from TDA                                                             $166.67
    Administration Fee Shortfall                                                                               $0.00

    Total Distribution Amount Remaining                                                               $10,918,939.14




    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Interest Accrued on Class A-1 Notes this period                                                            $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                    $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes             $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Interest Accrued on Class A-2 Notes this period                                                            $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                    $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes             $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
    A-3 Notes $0.00 Interest Due (in Arrears) on above Shortfall $0.00 Interest
    Accrued on Class A-3 Notes this period $258,058.71 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA $258,058.71 Preliminary
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3
    Notes $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                         $258,058.71
    Offered Noteholders' Interest Paid this Period from TDA                                              $258,058.71
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                     $0.00

    Total Distribution Amount Remaining                                                               $10,660,880.43

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                              $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

    Total Distribution Amount Remaining                                                               $10,660,880.43

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                              $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

    Total Distribution Amount Remaining                                                               $10,660,880.43

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount                                            $8,949,808.06
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                      $8,949,808.06
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

    Total Distribution Amount Remaining                                                                $1,711,072.38

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
    Interest Due (in Arrears) on above Shortfall                                                               $0.00
    Interest Accrued on Class B Notes this period                                                         $20,670.88
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                 $20,670.88
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes               $0.00

    Total Distribution Amount Remaining                                                                $1,690,401.50

    B Noteholders' Principal Distributable Amount                                                              $0.00
    B Noteholders' Monthly Principal Distributable Amount                                                $680,076.60
    B Noteholders' Principal Distributable Amount Paid from TDA                                          $680,076.60
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

    Total Distribution Amount Remaining                                                                $1,010,324.90

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                         $0.00
    Interest Due (in Arrears) on Above Shortfall                                                               $0.00
    Interest Accrued on Certificates this period                                                         $125,632.67
    Certificateholders' Interest Paid this Period from TDA                                               $125,632.67
    Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                              $0.00

    Total Distribution Amount Remaining                                                                  $884,692.23

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
    Certificateholders' Principal Distributable Amount applicable to current period                      $401,245.19
    Certificateholders' Principal Distributable Amount Paid from TDA                                     $401,245.19
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                             $0.00

    Total Distribution Amount Remaining                                                                  $483,447.03

    Servicing Fee Shortfall (Previous Period)                                                                  $0.00
    Servicing Fees Accrued during this Period                                             1.00%           $75,264.13
    Servicing Fees Paid this Period from TDA                                                              $75,264.13
    Servicing Fee Shortfall                                                                                    $0.00

    Total Distribution Amount Remaining to Deposit to Spread Acct                                        $408,182.90

    4.  Reconciliation of Pre-Funding Account

    Beginning Pre-Funding Account Balance                                                                      $0.00

    New Collateral Purchased                                                                                   $0.00
    Deposit to Spread Account                                                             3.75%                $0.00
    Payment to Seller                                                                                          $0.00

    Ending Pre-Funding Account Balance                                                                         $0.00



    Excess Pre-Funded Amount/(Payment to Seller)                                                               $0.00
    Adjusted Ending Pre-Funding Account Balance                                                                $0.00

    5.  Reconciliation of Negative Carry Account

    Beginning Negative Carry Account Balance                                                                   $0.00

    Pre-Funded Percentage                                                                                     0.000%
    Negative Carry Amount                                                                                      $0.00
    Cumulative Negative Carry Amount                                                                   $1,279,542.53
    Maximum Negative Carry Amount                                                                              $0.00
    Required Negative Carry Account Balance                                                                    $0.00
    Interim Ending Negative Carry Account Balance                                                              $0.00
    Negative Carry Amount Released to Seller                                                                   $0.00

    Ending Negative Carry Account Balance                                                                      $0.00

    6.  Distributions from Spread Account

    Beginning Spread Account Balance                                                                  $17,517,793.16
    Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                 $408,182.90

Distribution from Spread Account to Noteholders' Distr. Account                                                 $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes    $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes    $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes    $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes      $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00

Preliminary Spread Account Balance Remaining                                                           $17,925,976.06

Distribution from Spread Account to Certificateholders' Distr. Account                                          $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                     $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                        $0.00

Preliminary Spread Account Balance Remaining                                                           $17,925,976.06

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                            $5,068,193.55
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                         $901,227.96
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                            NO
60 day or > Delinquent Scheduled Amounts                                                                $1,838,984.69
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                 YES
Are any of the three conditions "YES"?                                                        YES


Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                                      642,178.54

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                   5,710,372.09
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                           NO


Preliminary A-1 Note Principal Balance (End of Period)                                                        $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                        $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                               $37,617,176.61
Preliminary B Note Principal Balance (End of Period)                                                  $2,858,448.07
Preliminary Certificate Principal Balance (End of Period)                                            $21,290,726.44
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                        $61,766,351.12

Specified Spread Account Balance                                                                     $17,517,793.16
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and                             3.75%         $3,010,718.70

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                        2.50%        $21,897,241.45
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates  = 97.50% of Pool Balance), or                                  2.25%        $19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates  = 96.25% of Pool Balance)                                      2.00%        $17,517,793.16

Preliminary Spread Account Balance Remaining                                                         $17,925,976.06
Preliminary Excess Amount in Spread Account                                                             $408,182.90

Release from Spread Account to Seller as "Excess Servicing Fee"                    Turbo Date                 $0.00
Release from Spread Account to A-1 Noteholders as Principal                         15-Jul-97                 $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                   $0.00
Release from Spread Account to A-3 Noteholders as Principal                                             $379,356.43
Release from Spread Account to B Noteholders as Principal                                                $28,826.48
Ending Spread Account Balance (after distributions)                                                  $17,517,793.16
Net Change in Spread Account Balance                                                                          $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                            $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                           $0.00

    A-1 Note Principal Balance (End of Period)                                                                 $0.00
    A-2 Note Principal Balance (End of Period)                                                                 $0.00
    A-3 Note Principal Balance (End of Period)                                                        $37,237,820.18
    B Note Principal Balance (End of Period)                                                           $2,829,621.59
    Certificate Principal Balance (End of Period)                                                     $21,290,726.44
    Total Principal Balance of Notes and Certificates (End of Period)                                 $61,358,168.22

    A-1 Note Pool Factor (End of Period)                                        $125,000,000.00            0.0000000
    A-2 Note Pool Factor (End of Period)                                        $362,000,000.00            0.0000000
    A-3 Note Pool Factor (End of Period)                                        $329,000,000.00            0.1131849
    B Note Pool Factor (End of Period)                                           $25,000,000.00            0.1131849
    Certificate Pool Factor (End of Period)                                      $34,000,000.00            0.6261978
    Total Notes & Certificates Pool Factor (End of Period)                                                 0.0701236

    Specified Spread Account Balance (after all distributions and adjustments)                        $17,517,793.16


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                              15-Mar-00

(1) Amount of principal being paid on the Notes:


    (a)  A-1 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                         $0.00000000

    (b)   A-2 Notes:                                                                                           $0.00
            per $1,000 original principal amount:                                                        $0.00000000

    (c)   A-3 Notes:                                                                                   $9,329,164.48
            per $1,000 original principal amount:                                                       $28.35612305

    (d)   B Notes:                                                                                       $708,903.08
            per $1,000 original principal amount:                                                       $28.35612305

    (e)   Total                                                                                       $10,038,067.56

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                         $0.00000000

    (b)   A-2 Notes:                                                                                           $0.00
            per $1,000 original principal amount:                                                        $0.00000000

    (c)  A-3 Notes:                                                                                      $258,058.71
           per $1,000 original principal amount:                                                         $0.78437298

    (d)  B Notes:                                                                                         $20,670.88
            per $1,000 original principal amount:                                                        $0.82683520

    (e)   Total                                                                                          $278,729.59

(3) Pool Balance at the end of the related Collection Period                                          $80,285,831.94

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                        $0.00
         (ii)  A-1 Note Pool Factor:                                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                        $0.00
         (ii)  A-2 Note Pool Factor:                                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                               $37,237,820.18
         (ii)  A-3 Note Pool Factor:                                                                      $0.1131849

    (d) (i)  outstanding principal amount of A-3 Notes:                                                $2,829,621.59
         (ii)  A-3 Note Pool Factor:                                                                      $0.1131849

    (e) (i)  Certificate Balance                                                                      $21,290,726.44
         (ii)  Certificate Pool Factor:                                                                    0.6261978

(5)  Amount of Servicing Fee:                                                                             $75,264.13
         perp$1,0000BeginningaofPCollectionePeriod:                                                       0.08592878

(6)  Amount of Administration Fee:                                                                           $166.67
         perp$1,0000BeginningaofPCollectionePeriod:                                                       0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                              $75,102.33

(9)  Amount in Spread Account:                                                                        $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                          NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                        $0.00


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                              15-Mar-00


(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                         $0.00000000

    (b)  A-2 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                         $0.00000000

    (c)  A-3 Notes:                                                                                     9,329,164.48
           per $1,000 original principal amount:                                                         28.35612305

    (d)  B Notes:                                                                                         708,903.08
           per $1,000 original principal amount:                                                         28.35612305

    (e)  Certificates:                                                                                   $401,245.19
           per $1,000 original principal amount:                                                        $11.80132924

    (f)  Total:                                                                                       $10,439,312.75

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                         $0.00000000

    (b)  A-2 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                         $0.00000000

    (c)  A-3 Notes:                                                                                      $258,058.71
           per $1,000 original principal amount:                                                         $0.78437298

    (d)  B Notes:                                                                                         $20,670.88
           per $1,000 original principal amount:                                                         $0.82683520

    (e)  Certificates:                                                                                   $125,632.67
           per $1,000 original principal amount:                                                         $3.69507853

    (f)  Total:                                                                                          $404,362.26

(3)  Pool Balance at end of related Collection Period:                                                $80,285,831.94

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                        $0.00
         (ii)  A-1 Note Pool Factor:                                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                        $0.00
         (ii)  A-2 Note Pool Factor:                                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                               $37,237,820.18
         (ii)  A-3 Note Pool Factor:                                                                       0.1131849

    (d) (i)  outstanding principal amount of B Notes:                                                  $2,829,621.59
         (ii)  B Note Pool Factor:                                                                         0.1131849

    (e) (i)  Certificate Balance                                                                      $21,290,726.44
         (ii)  Certificate Pool Factor:                                                                    0.6261978

(5)  Amount of Servicing Fee:                                                                             $75,264.13
         per $1,000 Beginning of Collection Period:                                                      $0.08592878

(6)  Amount of Administration Fee:                                                                           $166.67
         per $1,000 Beginning of Collection Period:                                                      $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                              $75,102.33

(9)  Amount in Spread Account:                                                                        $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                        $0.00


CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE


$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                              15-Mar-00


(1)  Payment of Administration Fee to Administrator:                                                         $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                          $278,729.59

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                             $10,038,067.56

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                         $125,632.67

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                         $401,245.19

(6)  Payment of Servicing Fee to Servicer:                                                                $75,264.13

(7)  Deposit to Spread Account from Excess Collections over Distributions:                               $408,182.90

Check for Error                                                                                 NO ERROR
Sum of Above Distributions                                                                            $10,919,105.81
Total Distribution Amount plus Turbo                                                                  $10,919,105.81


CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003



Payment Date:                                                                                                             15-Mar-00


(1)  Total Distribution Amount:                                                                       $10,919,105.81

(2)  Administration Fee:                                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                       $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                       $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                 $258,058.71

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                    $20,670.88

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                         $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                          $278,729.59
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                         0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                         $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                         0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                         $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                         $8,949,808.06

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                        89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                 $9,329,164.48

(24)  B Noteholders' Monthly Principal Distributable Amount:                                             $680,076.60

(25)  % of Principal Distribution Amount applicable to B Noteholders                                           6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                            $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                     $708,903.08

(28)  Noteholders' Principal Distribution Amount:                                                     $10,038,067.56

(29)  Noteholders' Distributable Amount:                                                              $10,316,797.15

(30)  Certificateholders' Interest Distributable Amount:                                                 $125,632.67

(31)  Certificateholders' Interest Carryover Shortfall:                                                        $0.00

(32)  Certificateholders' Percentage:                                                                          4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                     $401,245.19

(34)  Certificateholders' Principal Carryover Shortfall:                                                       $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                $401,245.19

(36)  Certificateholders' Distributable Amount:                                                          $526,877.86

(37)  Servicing Fee:                                                                                      $75,264.13

(38)  Deposit to Spread Account (from excess collections):                                               $408,182.90




(39)  Specified Spread Account Balance (after all distributions and adjustments) :                    $17,517,793.16
    The greater of:
    (a) 3.75% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs; and                                                   $3,010,718.70

    (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
           Balance = Spread Account), or                                                              $21,897,241.45

    (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
            and Certificates = 97.50% of Pool Balance                                                $19,707,517.31

    (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
            and Certificates = 96.25% of Pool Balance                                                $17,517,793.16

(40)  Spread Account Trigger Tests:
    (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
               the end of the related Collection Period:                                               $5,068,193.55

          (ii)  2.25% of the Initial Pool Balance:                                        2.25%       $19,707,517.31

    (b)         (i) 12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract
                Value
               of all Receivables as to which the related Finance Equipment
               has been repossessed but in which the receivable has not been liquidated:                 $901,227.96

          (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:      1.65%        $1,474,604.92

    (c) (i) Aggregate Scheduled Payments delinquent by more than 60 days
                as of the end of the related Collection Period:                                        $1,838,984.69

           (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                  in which the Payment Date occurs:                                       2.25%        $1,785,855.45



(41)  Spread Account Balance over the Specified Spread Account Balance:                                  $408,182.90

(42)  Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                                             $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                      0.00


(43) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                         $0.00

(44) Amount to be withdrawn from the Spread Account and deposited
    into the Certificate Distribution Account:                                                                 $0.00

(45) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                    $80,285,831.94

(46) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                         $0.00
           A-1 Note Pool Factor:                                                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                         $0.00
           A-2 Note Pool Factor:                                                                           0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                $37,237,820.18
           A-3 Note Pool Factor:                                                                           0.1131849

           Outstanding Principal Balance of B Notes:                                                   $2,829,621.59
           B Note Pool Factor:                                                                             0.1131849

           Outstanding Principal Balance of the Certificates:                                         $21,290,726.44
           Certificate Pool Factor:                                                                        0.6261978

(47)  Aggregate Purchase Amounts for related Collection Period:                                                $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                              $75,102.33

(49)  Spread Account Balance after giving effect to all distributions:                                $17,517,793.16

(50) Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                        $2,448,976.06

(51)  Number of Collection Periods since Completion of Funding Period                                             42

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                         24.43%


CASE EQUIPMENT LOAN TRUST 1997-A

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004


                                                                02:38 PM
Prepared by Lisa Sorenson, Phone 414-636-6184   File: us97a.xls
                                                -----------------------------------------------------------------------------------
NPV Data Input Section                                      28-Feb-97       03-Mar-00      03-Mar-00      03-Mar-00      03-Mar-00
                                                -----------------------------------------------------------------------------------
Scheduled cash flows as of the                      Pool 1 Cutoff              Pool 1         Pool 2         Pool 3         Pool 4
    end of the collection period                                    -    3,714,199.43   2,096,553.99   1,346,298.77     701,119.84
Line 0 is scheduled amount                               6,224,948.06    1,642,748.97   2,866,261.94   6,515,845.66   1,356,635.73
    delinquent                                           4,087,399.27    1,465,081.28     348,562.14   2,292,002.22   4,652,338.66
                                                         4,191,051.44    1,521,098.38     375,032.15     550,056.15   1,386,857.08
                                                         4,860,539.72    1,484,922.06     394,954.09     598,507.51     606,198.63
                                                         4,890,016.88    1,529,876.74     407,536.49     713,957.43     524,323.52
                                                         8,243,609.27    1,653,761.31     491,867.82     746,628.19     502,826.55
                                                         4,447,750.58    1,537,724.44     444,365.65     595,967.28     556,523.33
                                                         6,498,644.13    2,068,704.55     344,146.90     665,333.62     695,741.99
                                                        14,972,196.07    4,393,639.67     585,473.08     778,761.00     699,072.11
                                                        23,007,915.80    7,840,463.85     690,609.19     893,068.90     889,160.13
                                                        15,613,409.45    4,786,182.59     742,955.03     810,921.93     643,056.45
                                                         7,785,366.54    2,049,662.16   2,726,138.07     753,767.18     552,168.80
                                                         3,880,079.26      492,643.65   1,706,118.74   3,782,116.17     894,082.85
                                                         3,600,829.31      331,211.43      95,675.07   1,245,189.82   2,474,141.63
                                                         3,835,204.18      461,596.45     102,627.95     167,099.91     677,256.96
                                                         4,406,106.30      398,547.67     108,115.66     194,053.09     186,027.88
                                                         4,331,724.09      431,280.76     121,672.77     194,562.59     116,105.29
                                                         7,068,300.66      444,453.05     190,789.85     319,815.37     115,805.96
                                                         3,940,812.53      475,948.12     122,281.38     174,545.19     167,170.69
                                                         6,159,747.89      780,651.81      65,785.57     229,009.87     187,346.30
                                                        14,561,634.89    1,958,732.30     189,976.65     247,042.93     224,276.02
                                                        22,594,768.79    4,459,126.45     309,326.94     359,042.06     255,966.10
                                                        15,235,344.04    2,571,973.90     372,196.66     403,969.01     196,248.74
                                                         7,445,650.52      894,452.56   1,332,428.15     309,892.87     133,376.60
                                                         3,579,468.36       76,608.49     762,374.40   1,805,320.87     361,398.17
                                                         3,299,938.35        7,196.42         263.03     544,167.86   1,212,512.84
                                                         3,563,571.09       44,968.01           0.00      36,775.45     258,061.38
                                                         3,983,635.33       14,356.23      23,686.12      34,332.55      38,480.29
                                                         4,043,413.87       47,941.31           0.00      28,033.61       1,013.53
                                                         6,668,398.88        2,065.18      55,264.82      14,828.63      12,424.09
                                                         3,721,394.41       48,265.74      27,043.71           0.00      17,341.47
                                                         5,930,985.23      203,451.54           0.00      55,730.44      30,802.16
                                                        14,048,509.71      261,550.20           0.00      68,917.54         673.13
                                                        21,617,434.15      209,658.28           0.00      34,101.19       6,270.18
                                                        14,319,031.03       30,586.53      49,977.70           0.00      27,178.26
                                                         6,622,218.98       17,345.13      74,792.25      35,238.87         673.13
                                                         2,794,527.41            0.00      11,420.11      56,544.12      51,861.78
                                                         2,537,050.75            0.00           0.00           0.00      42,250.21
                                                         2,704,903.39            0.00           0.00           0.00           0.00
                                                         3,060,906.46            0.00           0.00           0.00           0.00
                                                         3,177,927.21            0.00           0.00           0.00           0.00
                                                         5,473,838.49            0.00           0.00           0.00           0.00
                                                         2,780,181.99            0.00           0.00           0.00           0.00
                                                         4,848,252.59            0.00           0.00       5,516.38           0.00
                                                        12,421,394.48            0.00           0.00           0.00           0.00
                                                        19,846,926.73            0.00           0.00           0.00           0.00
                                                        10,668,299.66            0.00           0.00           0.00           0.00
                                                         4,018,932.10            0.00           0.00           0.00           0.00
                                                           999,620.21            0.00           0.00           0.00           0.00
                                                           715,596.94            0.00           0.00           0.00           0.00
                                                           729,463.38            0.00           0.00           0.00           0.00
                                                           978,501.21            0.00           0.00           0.00           0.00
                                                         1,067,113.54            0.00           0.00           0.00           0.00
                                                         2,553,275.87            0.00           0.00           0.00           0.00
                                                           800,506.74            0.00           0.00           0.00           0.00
                                                         2,078,844.49            0.00           0.00           0.00           0.00
                                                         7,648,805.10            0.00           0.00           0.00           0.00
                                                        12,223,538.12            0.00           0.00           0.00           0.00
                                                         6,284,273.88            0.00           0.00           0.00           0.00
                                                         1,911,175.78            0.00           0.00           0.00           0.00
                                                            92,369.69            0.00           0.00           0.00           0.00
                                                            41,527.82            0.00           0.00           0.00           0.00
                                                            38,987.30            0.00           0.00           0.00           0.00
                                                            13,226.62            0.00           0.00           0.00           0.00
                                                            99,942.27            0.00           0.00           0.00           0.00
                                                            66,826.08            0.00           0.00           0.00           0.00
                                                            60,733.30            0.00           0.00           0.00           0.00
                                                           655,358.90            0.00           0.00           0.00           0.00
                                                           584,135.41            0.00           0.00           0.00           0.00
                                                           430,830.03            0.00           0.00           0.00           0.00
                                                           139,155.22            0.00           0.00           0.00           0.00
                                                                 0.00            0.00           0.00           0.00           0.00
                                                                 0.00            0.00           0.00           0.00           0.00

Total Time Balance of Scheduled Cash Flows                              50,352,676.64  18,236,274.07  27,606,962.23  21,454,768.46


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                                   03/20/00
                                                                                02:38 PM

Payment Date                                                                                      15-Mar-00
Collection Period Begin Date                                                                      05-Feb-00
Collection Period End Date                                                     28-Feb-97          03-Mar-00
Days in accrual period (30/360)                                                                          30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                             $11,054,377.14

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                           $0.00
    Government obligors                                                                               $0.00
          Total Warranty Repurchases                                                                  $0.00

Total Collections For The Period                                                             $11,054,377.14

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                   $2,201,157.90
    Scheduled Amounts 60 days or more past due                                                $1,839,200.86
    Net Losses on Liquidated Receivables                                                         $68,859.15
    Number of Loans at Beginning of Period                                                            9,554
    Number of Loans at End of Period                                                                  8,911
    Repossessed Equipment not Sold or Reassigned (Beginning)                                          $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                      $100,282.75
    Pre-Funding Account Reinvestment Income                                                           $0.00



CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                      15-Mar-00
Collection Period Begin Date                                                                      05-Feb-00
Collection Period End Date                                                                        03-Mar-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                     $119,702,930.89
    A-1 Note Beginning Principal Balance                                                              $0.00
    A-2 Note Beginning Principal Balance                                                              $0.00
    A-3 Note Beginning Principal Balance                                                     $82,327,930.89
    B Note Beginning Principal Balance                                                       $26,000,000.00
    Certificate Beginning Principal Balance                                                  $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                           $109,419,552.01
    A-1 Note Principal Balance (End of Period)                                                        $0.00
              A-1 Note Pool Factor (End of Period)                                                0.0000000
    A-2 Note Principal Balance (End of Period)                                                        $0.00
              A-2 Note Pool Factor (End of Period)                                                0.0000000
    A-3 Note Principal Balance (End of Period)                                               $72,044,552.01
              A-3 Note Pool Factor (End of Period)                                                0.2780301
    B Note Principal Balance (End of Period)                                                 $26,000,000.00
              B Note Pool Factor (End of Period)                                                  1.0000000
    Certificate Principal Balance (End of Period)                                            $11,375,000.00
              Certificate Pool Factor (End of Period)                                             1.0000000

Contract Value Decline                                                                       $10,283,378.88
    Pool Balance (Beg. of Collection Period)                                                $119,708,149.98
    Pool Balance (End of Collection Period)                                                 $109,424,771.10

Total Distribution Amount (TDA)                                                              $11,154,659.89
    Total Collections and Investment Income for the Period                                   $11,154,659.89
    Negative Carry Amount                                                                             $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                    $166.67

Principal Distribution Amount  (PDA)                                                         $10,283,378.88

Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                                   $0.00
    A-2 Noteholders' Principal Distributable Amount                                                   $0.00
    A-3 Noteholders' Principal Distributable Amount                                          $10,283,378.88
    B Noteholders' Principal Distributable Amount                                                     $0.00
    Certificateholders' Principal Distributable Amount                                                $0.00

Interest Distributable Amount                                                                   $651,189.72
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                          $442,512.63
    Noteholders' Interest Distributable Amount applicable to B Notes                            $145,166.67
    Certificateholders' Interest Distributable Amount                                            $63,510.42

Servicing Fees Accrued during this Period                                                        $99,756.79

Total Distribution Amount Remaining to Deposit to Spread Account                                      $0.00

Spread Account
    Beginning Spread Account Balance                                                         $13,010,755.38
    Deposit to Spread Account from Pre-Funding Account                                                $0.00
    Deposit to Spread Account from Excess Collections over Distributions                              $0.00
    Distribution from Spread Account for Interest / Principal Shortfall                               $0.00
         0.00                                                                                         $0.00

    Specified Spread Account Balance                                                         $13,000,000.00
    Release from Spread Account to Seller as "Excess Servicing Fee"                              $10,755.38
    Ending Spread Account Balance (after distributions)                                      $13,000,000.00

Credit Enhancement                                                                                   11.89%
    Spread account % of Ending Pool Balance                                                          11.88%
    Overcollateralization % of Ending Pool Balance                                                    0.00%


Scheduled Amounts 30 - 59 days past due                                                       $2,201,157.90
              as % of Ending Pool Balance                                                             2.01%
Scheduled Amounts 60 days or more past due                                                    $1,839,200.86
              as % of Ending Pool Balance                                                             1.68%
Net Losses on Liquidated Receivables                                                             $68,859.15
              as % of Ending Pool Balance                                                             0.06%



===============================================================================

PART III -- SERVICING CALCULATIONS                                                              15-Mar-00

1.  Sources and Uses of Collection Account Balance                       Pool 1 Cutoff             Pool 1             Pool 2

Wtd. Avg. APR                                                                   8.823%             8.823%             8.701%
Contract Value (Beg. of Collection Period), by origination pool                            $51,066,236.07     $20,055,619.53
Contract Value  (End of Collection Period), by origination pool        $335,052,501.00     $46,416,621.98     $16,981,463.86
                                                                                          ---------------    ---------------
Contract Value Decline                                                                      $4,649,614.09      $3,074,155.67
                                                                                                    9.11%             15.33%
Initial Pool Balance                                                                      $119,708,149.98
Pool Balance (End of Collection Period)                                                   $109,424,771.10

Total Collections and Investment Income for the period                                     $11,154,659.89
Negative Carry Amount                                                                               $0.00

Total Distribution Amount (TDA)                                                            $11,154,659.89
Principal Distribution Amount  (PDA)                                                       $10,283,378.88                92%
Interest Distribution Amount  (IDA)                                                           $871,281.01                 8%

PART III -- SERVICING CALCULATIONS                                                              15-Mar-00

1.  Sources and Uses of Collection Account Balance                                  Pool 3             Pool 4

Wtd. Avg. APR                                                                       8.302%             8.479%
Contract Value (Beg. of Collection Period), by origination pool             $27,398,850.30     $21,187,444.08
Contract Value  (End of Collection Period), by origination pool             $25,934,648.31     $20,092,036.95
                                                                           ---------------     --------------
Contract Value Decline                                                       $1,464,201.99      $1,095,407.13
                                                                                     5.34%              5.17%
Initial Pool Balance
Pool Balance (End of Collection Period)

Total Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)
Interest Distribution Amount  (IDA)

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                            0.00%
A-1 Noteholders' Principal Distributable Amount                                                        $0.00

Principal Distribution Amount Remaining                                                       $10,283,378.88

A-2 Note Beginning Principal Balance                                                                   $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                            0.00%
A-2 Noteholders' Principal Distributable Amount                                                        $0.00

Principal Distribution Amount Remaining                                                       $10,283,378.88

A-3 Note Beginning Principal Balance                                                          $82,327,930.89
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                          100.00%
A-3 Noteholders' Principal Distributable Amount                                               $10,283,378.88

Principal Distribution Amount Remaining                                                                $0.00

B Note Beginning Principal Balance                                                            $26,000,000.00
B Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
B Noteholders' Share of the Principal Distribution Amount                                              0.00%
B Noteholders' Principal Distributable Amount                                                          $0.00

Principal Distribution Amount Remaining                                                                $0.00

Certificate Beginning Principal Balance                                                       $11,375,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
Certificateholders' Share of the Principal Distribution Amount                                         0.00%
Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Accrued on Class A-1 Notes this period                                   5.597%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00

Interest Accrued on Class A-2 Notes this period                                   6.000%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $0.00

Interest Accrued on Class A-3 Notes this period                                   6.450%         $442,512.63
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $442,512.63

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                     $442,512.63
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Offered Noteholders' Interest Distributable Amount                                               $442,512.63

Interest Accrued on Class B Notes this period                                     6.700%         $145,166.67
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                      $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                 $145,166.67

Interest Accrued on Certificates this period                                      6.700%          $63,510.42
Certificateholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
Interest Due (in Arrears) on Above Shortfall                                                           $0.00
Certificateholders' Interest Distributable Amount                                                 $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                     $11,154,659.89

Administration Fee Shortfall (Previous Period)                                                         $0.00
Administration Fee Accrued during this Period ($500 per Quarter)                 $500.00             $166.67
Administration Fee Paid this Period from TDA                                                         $166.67
Administration Fee Shortfall                                                                           $0.00

Total Distribution Amount Remaining                                                           $11,154,493.22

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-1 Notes this period                                                        $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-2 Notes this period                                                        $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-3 Notes this period                                                  $442,512.63
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                          $442,512.63
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes         $0.00




Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                     $442,512.63
Offered Noteholders' Interest Paid this Period from TDA                                          $442,512.63
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                 $0.00

Total Distribution Amount Remaining                                                           $10,711,980.59

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                      $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Interest Accruedon Class B Notes this period                                                     $145,166.67
Noteholders' Interest applicable to B Notes Paid this Period from TDA                            $145,166.67
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes           $0.00

Total Distribution Amount Remaining                                                           $10,566,813.92

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

Total Distribution Amount Remaining                                                           $10,566,813.92

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

Total Distribution Amount Remaining                                                           $10,566,813.92

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                       $10,283,378.88
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                 $10,283,378.88
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00





Total Distribution Amount Remaining                                                              $283,435.04

B Noteholders' Principal Distributable Amount                                                          $0.00
B Noteholders' Monthly Principal Distributable Amount                                                  $0.00
B Noteholders' Principal Distributable Amount Paid from TDA                                            $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                              $283,435.04

Certificateholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
Interest Due (in Arrears) on Above Shortfall                                                           $0.00
Interest Accrued on Certificates this period                                                      $63,510.42
Certificateholders' Interest Paid this Period from TDA                                            $63,510.42
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                          $0.00

Total Distribution Amount Remaining                                                              $219,924.62

Certificateholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
Certificateholders' Principal Distributable Amount applicable to current period                        $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                       $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                         $0.00

Total Distribution Amount Remaining                                                              $219,924.62

Servicing Fee Shortfall (Previous Period)                                                        $274,735.87
Servicing Fees Accrued during this Period                                          1.00%          $99,756.79
Total Servicing Fees Due                                                                         $374,492.66
Servicing Fees Paid this Period from TDA                                                         $219,924.62
Servicing Fee Shortfall                                                                          $154,568.04

Total Distribution Amount Available to Deposit to Spread Acct                                          $0.00

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                  $0.00

New Collateral Purchased                                                                               $0.00
Deposit to Spread Account                                                          2.00%               $0.00
                                                                                                       -----
Payment to Seller                                                                                      $0.00

Ending Pre-Funding Account Balance                                                                     $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                           $0.00

Adjusted Ending Pre-Funding Account Balance                                                            $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                        177 days               $0.00

Pre-Funded Percentage                                                                                 0.000%
Negative Carry Withdrawls                                                                              $0.00
Cumulative Negative Carry Withdrawls                                                                   $0.00
Maximum Negative Carry Amount                                                   150 days               $0.00
Required Negative Carry Account Balance                                                                $0.00
Interim Ending Negative Carry Account Balance                                                          $0.00
Negative Carry Amount Released to Seller                                                               $0.00

Ending Negative Carry Account Balance                                                                  $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                              $13,010,755.38
Deposit to Spread Account from Pre-Funding Account                                                     $0.00
Deposit to Spread Account from Excess Collections over Distributions                                   $0.00

Distribution from Spread Account to Noteholders' Distr. Account                                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes    $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00




Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Preliminary Spread Account Balance Remaining                                                  $13,010,755.38

Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                 $4,175,207.84
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                $826,309.80
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?            NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                            $1,839,200.86
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?      NO
Are any of the three conditions "YES"?                                                   NO


Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                               861,558.07

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                            5,036,765.91
Are Cumulative Realized Losses GREATER THAN 2.25% of the Initial Pool Balance?           YES

Preliminary A-1 Note Principal Balance (End of Period)                                                 $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                 $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                        $72,044,552.01
Preliminary B Note Principal Balance (End of Period)                                          $26,000,000.00
Preliminary Certificate Principal Balance (End of Period)                                     $11,375,000.00
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                $109,419,552.01

Specified Spread Account Balance                                                              $13,000,000.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                              2.00%       13,000,000.00

(b) the Note Balance                                                                          109,419,552.01

Preliminary Spread Account Balance Remaining                                                  $13,010,755.38
Preliminary Excess Amount in Spread Account                                                       $10,755.38

Release from Spread Account to Seller as "Excess Servicing Fee"                                   $10,755.38




Ending Spread Account Balance (after distributions)                                           $13,000,000.00
Net Change in Spread Account Balance                                                             ($10,755.38)

7.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                     $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                    $0.00

A-1 Note Principal Balance (End of Period)                                                             $0.00
A-2 Note Principal Balance (End of Period)                                                             $0.00
A-3 Note Principal Balance (End of Period)                                                    $72,044,552.01
B Note Principal Balance (End of Period)                                                      $26,000,000.00
Certificate Principal Balance (End of Period)                                                 $11,375,000.00
Total Principal Balance of Notes and Certificates (End of Period)                            $109,419,552.01

A-1 Note Pool Factor (End of Period)                                      $71,500,000.00           0.0000000
A-2 Note Pool Factor (End of Period)                                     $282,000,000.00           0.0000000
A-3 Note Pool Factor (End of Period)                                     $259,125,000.00           0.2780301
B Note Pool Factor (End of Period)                                        $26,000,000.00           1.0000000
Certificate Pool Factor (End of Period)                                   $11,375,000.00           1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                             0.1683378

Specified Spread Account Balance (after all distributions and adjustments)                    $13,000,000.00


===============================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                        15-Mar-00

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                     0.0000000

    (b)   A-2 Notes:                                                                                     $0.00
            per $1,000 original principal amount:                                                  $0.00000000

    (c)   A-3 Notes:                                                                            $10,283,378.88
            per $1,000 original principal amount:                                                 $39.68501256

    (d)   B Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                  $0.00000000

    (e)   Total                                                                                 $10,283,378.88

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                   $0.00000000

    (b)   A-2 Notes:                                                                                     $0.00
            per $1,000 original principal amount:                                                  $0.00000000

    (c)  A-3 Notes:                                                                                $442,512.63
           per $1,000 original principal amount:                                                   $1.70771878

    (d)  B Notes:                                                                                  $145,166.67
            per $1,000 original principal amount:                                                  $5.58333346

    (e)   Total                                                                                    $587,679.30

(3) Pool Balance at the end of the related Collection Period                                   $109,424,771.10

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                  $0.00
         (ii)  A-1 Note Pool Factor:                                                                 0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                  $0.00
         (ii)  A-2 Note Pool Factor:                                                                 0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                         $72,044,552.01
         (ii)  A-3 Note Pool Factor:                                                                $0.2780301

    (d) (i)  outstanding principal amount of A-3 Notes:                                         $26,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                $1.0000000

    (e) (i)  Certificate Balance                                                                $11,375,000.00
         (ii)  Certificate Pool Factor:                                                              1.0000000

(5)  Amount of Servicing Fee:                                                                      $219,924.62
         per $1,000 Beginning of Collection Period:                                                 1.83717333

(6)  Amount of Administration Fee:                                                                     $166.67
         per $1,000 Beginning of Collection Period:                                                 0.00139230

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                        $68,859.15

(9)  Amount in Spread Account:                                                                  $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00


===============================================================================
CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                        15-Mar-00

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                   $0.00000000

    (b)  A-2 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                   $0.00000000

    (c)  A-3 Notes:                                                                              10,283,378.88
           per $1,000 original principal amount:                                                   39.68501256

    (d)  B Notes:                                                                                         0.00
           per $1,000 original principal amount:                                                    0.00000000

    (e)  Certificates:                                                                                   $0.00
           per $1,000 original principal amount:                                                   $0.00000000

    (f)  Total:                                                                                 $10,283,378.88

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                   $0.00000000

    (b)  A-2 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                   $0.00000000

    (c)  A-3 Notes:                                                                                $442,512.63
           per $1,000 original principal amount:                                                   $1.70771878

    (d)  B Notes:                                                                                  $145,166.67
           per $1,000 original principal amount:                                                   $5.58333346

    (e)  Certificates:                                                                              $63,510.42
           per $1,000 original principal amount:                                                   $5.58333363

    (f)  Total:                                                                                    $651,189.72

(3)  Pool Balance at end of related Collection Period:                                         $109,424,771.10

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                  $0.00
         (ii)  A-1 Note Pool Factor:                                                                 0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                  $0.00
         (ii)  A-2 Note Pool Factor:                                                                 0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                         $72,044,552.01
         (ii)  A-3 Note Pool Factor:                                                                 0.2780301

    (d) (i)  outstanding principal amount of B Notes:                                           $26,000,000.00
         (ii)  B Note Pool Factor:                                                                   1.0000000

    (e) (i)  Certificate Balance                                                                $11,375,000.00
         (ii)  Certificate Pool Factor:                                                              1.0000000

(5)  Amount of Servicing Fee:                                                                      $219,924.62
         per $1,000 Beginning of Collection Period:                                                $1.83717333

(6)  Amount of Administration Fee:                                                                     $166.67
         per $1,000 Beginning of Collection Period:                                                $0.00139230

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the

          Collection Period:                                                                        $68,859.15

(9)  Amount in Spread Account:                                                                  $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00


===============================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                        15-Mar-00

(1)  Payment of Administration Fee to Administrator:                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                  $587,679.30

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                       $10,283,378.88

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                    $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                         $0.00

(6)  Payment of Servicing Fee to Servicer:                                                         $219,924.62

(7) Release to Seller from Excess Collections over Distributions                                         $0.00

Check for Error                                                                            NO ERROR
Sum of Above Distributions                                                                 $11,154,659.89
Total Distribution Amount plus Releases to Seller                                          $11,154,659.89

===============================================================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                        15-Mar-00
(1)  Total Distribution Amount:                                                                 $11,154,659.89

(2)  Administration Fee:                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                 $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $442,512.63

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                             $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                   $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                          $587,679.30
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                   $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                  $10,283,378.88

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                 100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                          $10,283,378.88

(24)  B Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                     0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                     $0.00

(28)  Noteholders' Principal Distribution Amount:                                               $10,283,378.88

(29)  Noteholders' Distributable Amount:                                                        $10,871,058.18

(30)  Certificateholders' Interest Distributable Amount:                                            $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

(32)  Certificateholders' Percentage:                                                                    0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                     $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                $0.00

(36)  Certificateholders' Distributable Amount:                                                     $63,510.42

(37)  Servicing Fee:                                                                               $219,924.62

(38)  Deposit to Spread Account (from excess collections):                                               $0.00

(39)  Specified Spread Account Balance (after all distributions and adjustments) :              $13,000,000.00
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                       $13,000,000.00


    (b) the Note Balance                                                                       $109,419,552.01

(40)  Spread Account Balance over the Specified Spread Account Balance:                             $10,755.38

(41)  Excess Amounts Distributed To Seller:
    (a) Release of Excess Amount in Spread Account                                                  $10,755.38
    (b) Release of Excess Amount in Negative Carry Account                                                0.00


(42) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                   $0.00

(44)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                             $119,708,149.98

(45) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                   $0.00


           A-1 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                   $0.00
           A-2 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-3 Notes:                                          $72,044,552.01
           A-3 Note Pool Factor:                                                                     0.2780301

           Outstanding Principal Balance of B Notes:                                            $26,000,000.00
           B Note Pool Factor:                                                                       1.0000000

           Outstanding Principal Balance of the Certificates:                                   $11,375,000.00
           Certificate Pool Factor:                                                                  1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                          $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                        $68,859.15

(48)  Spread Account Balance after giving effect to all distributions:                          $13,000,000.00



===============================================================================================================


CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Prepared by  Lisa Sorenson (262)636-6184

                                                         --------------------------------------------------------------------------

NPV Data Input Section                                      03-Mar-00          03-Mar-00          03-Mar-00           03-Mar-00
                                                         --------------------------------------------------------------------------
Scheduled cash flows as of the                                 Pool 1             Pool 2             Pool 3              Pool 4
                                                         3,439,344.77       1,951,014.96         999,327.02        2,374,576.99
                                                         3,652,632.75       1,112,839.10         826,570.14        1,637,653.32
                                                         5,069,904.39         873,462.79         738,194.34        1,471,005.17
                                                         7,969,340.69         774,908.40         639,228.07        1,198,903.47
                                                         7,137,540.19       1,141,940.00         688,920.72        1,307,008.77
                                                         7,002,451.61         905,183.14         706,064.79        1,464,815.13
                                                         4,443,924.34       4,720,013.08       1,094,649.27        1,908,818.99
                                                         2,458,476.12       2,707,371.57       4,468,284.57        2,034,487.49
                                                         2,553,571.27       1,037,339.06       1,820,302.07        9,205,004.03
                                                         3,494,972.08       1,213,121.45       1,015,470.27        3,647,882.64
                                                         3,444,008.48       1,179,468.34         935,100.71        1,499,142.54
                                                         2,436,268.90         880,947.41         634,447.68        1,115,577.05
                                                         2,148,372.59         720,020.11         493,418.25        1,054,050.72
                                                         2,424,462.27         780,809.59         636,105.54        1,010,043.99
                                                         3,050,977.41         619,329.14         522,578.57          922,214.10
                                                         4,420,927.67         540,797.67         493,415.13          822,810.18
                                                         4,235,357.75         887,968.90         516,436.73          906,866.46
                                                         4,150,946.72         689,004.24         516,871.98        1,029,838.79
                                                         2,393,408.53       3,504,269.76         884,111.97        1,457,383.43
                                                           762,235.49       1,830,327.69       3,308,723.52        1,404,163.70
                                                           856,161.26         635,655.70       1,242,669.67        6,944,247.56
                                                         1,429,383.31         814,416.43         640,134.07        2,510,878.74
                                                         1,575,253.80         643,384.27         501,755.60          752,623.89
                                                           810,371.18         419,639.02         214,912.28          514,756.29
                                                           613,193.95         216,414.78         155,046.90          478,153.34
                                                           738,189.93         394,994.03         285,944.91          400,358.86
                                                           990,499.80         235,264.23         198,735.33          284,319.40
                                                         1,797,019.35         180,734.37         165,892.17          221,625.20
                                                         1,944,661.87         440,838.64         185,788.36          339,514.14
                                                         1,920,153.31         269,987.77         204,614.35          374,170.60
                                                         1,229,832.47       1,775,841.24         277,855.61          700,912.02
                                                           195,638.92       1,117,047.20       1,935,618.07          729,320.68
                                                           162,483.62         243,115.84         737,348.14        4,593,510.84
                                                           292,004.51         292,415.56         311,506.64        1,570,851.75
                                                           181,902.68         232,632.62         244,617.95          438,030.68
                                                            15,490.91         198,784.45          39,502.11          154,685.64
                                                             1,871.45           8,752.36           9,469.58           95,158.57
                                                            19,267.60           7,761.47          23,109.08           34,771.67
                                                            54,693.90           6,086.91           2,580.39           25,574.54
                                                             1,618.47           2,098.35          37,547.23           10,593.26
                                                            73,420.31           2,098.35           2,580.39           15,577.03
                                                             3,455.97          14,410.23           2,580.39           31,093.36
                                                            16,233.26          74,770.29           2,580.39           38,372.51
                                                                 0.00          59,806.74         130,837.06           90,838.22
                                                                 0.00               0.00               0.00           96,149.67
                                                            31,674.52               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00          10,668.03                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00


Total Time Balance of Scheduled Cash Flows              91,643,600.37      36,357,087.25      29,502,116.04       58,918,335.42


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (262)636-6184

Payment Date                                                                           15-Mar-00
Collection Period Begin Date                                                           06-Feb-00
Collection Period End Date                                                             03-Mar-00
Days in accrual period (30/360)                                                               30
Days in accrual period (ACT/360)                                                              29
One-Month LIBOR                                                                         5.88500%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                        $9,169,917.75

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                $0.00
    Government obligors                                                                    $0.00
          Total Warranty Repurchases                                                       $0.00

Total Fixed Rate Collections For The Period                                        $9,169,917.75


FLOATING RATE COLLATERAL

 Receipts During the Period                                                        $1,591,438.94

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                $0.00
    Government obligors                                                                    $0.00
          Total Warranty Repurchases                                                       $0.00

Total Floating Rate Collections For The Period                                     $1,591,438.94

    Pool Balance (Beg. of Collection Period)                                      $19,561,472.46
    Pool Balance (End of Collection Period)                                       $18,079,073.97

Total Collection                                                                  $10,761,356.69
Negative Carry Amount                                                                      $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)               $120,468.87
Pre-Funding Account Reinvestment Income                                                    $0.00

    Total Distribution Amount                                                     $10,881,825.56

MISCELLANEOUS DATA

    FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                        $2,145,960.76
    Scheduled Amounts 60 days or more past due                                     $3,838,378.32
    Net Losses on Liquidated Receivables                                             $487,049.14
    Number of Loans at Beginning of Period                                                13,765
    Number of Loans at End of Period                                                      13,462
    Repossessed Equipment not Sold or Reassigned (Beginning)                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                     $0.00

    FLOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                          $295,024.15
    Scheduled Amounts 60 days or more past due                                       $327,986.81
    Net Losses on Liquidated Receivables                                                 $775.04
    Number of Loans at Beginning of Period                                                 1,893
    Number of Loans at End of Period                                                       1,759
    Repossessed Equipment not Sold or Reassigned (Beginning)                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                     $0.00

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                        $2,440,984.91
    Scheduled Amounts 60 days or more past due                                     $4,166,365.13
    Net Losses on Liquidated Receivables                                             $487,824.18
    Number of Loans at Beginning of Period                                                15,658
    Number of Loans at End of Period                                                      15,221
    Repossessed Equipment not Sold or Reassigned (Beginning)                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                     $0.00

    Pre-Funding Account Reinvestment Income                                                $0.00


CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date                                                                           15-Mar-00
Collection Period Begin Date                                                           06-Feb-00
Collection Period End Date                                                             03-Mar-00

PART II -- SUMMARY
Total Principal Balance of Notes and Certificates (Beginning of Period)          $225,241,938.83
    A-1 Note Beginning Principal Balance                                                   $0.00
    A-2 Note Beginning Principal Balance                                                   $0.00
    A-3 Note Beginning Principal Balance                                                  ($0.00)
    A-4 Note Beginning Principal Balance                                         $181,475,498.28
    B Note Beginning Principal Balance                                            $19,561,471.63
    C Note Beginning Principal Balance                                             $9,014,968.92
    Certificate Beginning Principal Balance                                       $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                $215,386,177.58
    A-1 Note Principal Balance (End of Period)                                             $0.00
                                    A-1 Note Pool Factor (End of Period)               0.0000000
    A-2 Note Principal Balance (End of Period)                                             $0.00
                                    A-2 Note Pool Factor (End of Period)               0.0000000
    A-3 Note Principal Balance (End of Period)                                            ($0.00)
                                    A-3 Note Pool Factor (End of Period)              (0.0000000)
    A-4 Note Principal Balance (End of Period)                                   $173,496,372.67
                                    A-4 Note Pool Factor (End of Period)               0.9199610
    B Note Principal Balance (End of Period)                                       18,079,073.14
                                    B Note Pool Factor (End of Period)                 0.1845552
    C Note Principal Balance (End of Period)                                       $8,620,731.78
                                    C Note Pool Factor (End of Period)                 0.2483001
    Certificate Principal Balance (End of Period)                                 $15,190,000.00
                                    Certificate Pool Factor (End of Period)            1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                  $8,373,362.76
    Pool Balance (Beg. of Collection Period)                                     $205,808,920.82
    Pool Balance (End of Collection Period)                                      $197,435,558.06

Fixed Rate Distribution Amount (FxDA)                                              $9,290,386.62
    Total Collections and Investment Income for the Period                         $9,290,386.62
    Negative Carry Amount                                                                  $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                  $8,373,362.76

FLOATING  RATE CONTRACT VALUE DECLINE                                              $1,482,398.49
    Pool Balance (Beg. of Collection Period)                                      $19,561,472.46
    Pool Balance (End of Collection Period)                                       $18,079,073.97

Floating Rate Distribution Amount (FltDA)                                          $1,591,438.94

Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                        $0.00
    A-2 Noteholders' Principal Distributable Amount                                        $0.00
    A-3 Noteholders' Principal Distributable Amount                                        $0.00
    A-4 Noteholders' Principal Distributable Amount                                $7,979,125.61
    B Noteholders' Principal Distributable Amount                                  $1,482,398.49
    C Noteholders' Principal Distributable Amount                                    $394,237.15
    Certificateholders' Principal Distributable Amount                                     $0.00

Interest Distributable Amount                                                        $375,324.45
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes               $969,381.62
    Noteholders' Interest Distributable Amount applicable to B Notes                  $95,886.53
    Noteholders' Interest Distributable Amount applicable to C Notes                  $48,154.96
    Certificateholders' Interest Distributable Amount                                $327,169.49

Spread Account
    Beginning Spread Account Balance                                              $16,992,685.40
    Deposit to Spread Account from Pre-Funding Account                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                   $0.00
    Distribution from Spread Account for Interest / Principal Shortfall               $87,525.47

    Specified Spread Account Balance                                              $17,359,205.00
    Ending Spread Account Balance (after distributions)                           $16,905,159.93

Credit Enhancement                                                                         7.90%
    Spread account % of Ending Pool Balance                                                7.84%
    Overcollateralization % of Ending Pool Balance                                         0.06%

Scheduled Amounts 30 - 59 days past due                                            $2,440,984.91
                                    as % of Ending Pool Balance                            1.13%
Scheduled Amounts 60 days or more past due                                         $4,166,365.13
                                    as % of Ending Pool Balance                            1.93%
Net Losses on Liquidated Receivables                                                 $487,824.18
                                    as % of Ending Pool Balance                            0.23%


PART III -- SERVICING CALCULATIONS                                    15-Mar-00


1.  Sources and Uses of Collection Account Balance                                     Pool 1             Pool 2

FIXED RATE POOL
Wtd. Avg. APR                                                                          8.637%             8.833%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool     $88,995,986.06     $34,299,815.00
Fixed Rate Contract Value  (End of Collection Period), by origination pool     $84,803,206.37     $33,007,587.71
                                                                              ---------------    ---------------
Fixed Rate Contract Value Decline                                               $4,192,779.69      $1,292,227.29
                                                                                        4.71%              3.77%
Fixed Rate Initial Pool Balance                                               $205,808,920.82
Fixed Rate Pool Balance (End of Collection Period)                            $197,435,558.06

Fixed Rate Collections and Investment Income for the period                     $9,290,386.62
Negative Carry Amount                                                                   $0.00

Fixed Rate Distribution Amount (FxDA)                                           $9,290,386.62
Fixed Rate Principal Distribution Amount  (FxPDA)                               $8,373,362.76

Initial C Percentage                                                                   4.000%

Fixed Rate Unscheduled Principal (per pool)                                             $0.00              $0.00
Total Fixed Rate Unscheduled Principal                                                  $0.00

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of Collection Period)                       $19,561,472.46
Floating  Rate Contract Value  (End of Collection Period)                      $18,079,073.97
                                                                               --------------
Floating Rate Contract Value Decline                                            $1,482,398.49

Floating Rate Distribution Amount (FltDA)                                       $1,591,438.94
Floating Rate Principal Distribution Amount  (FltPDA)                           $1,482,398.49

1.  Sources and Uses of Collection Account Balance                                     Pool 3             Pool 4

FIXED RATE POOL

Wtd. Avg. APR                                                                          8.872%             8.799%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool     $27,673,018.24     $54,840,101.52
Fixed Rate Contract Value  (End of Collection Period), by origination pool     $26,622,456.46     $53,002,307.52
                                                                              ---------------    --------------
Fixed Rate Contract Value Decline                                               $1,050,561.78      $1,837,794.00
                                                                                        3.80%              3.35%
Fixed Rate Initial Pool Balance
Fixed Rate Pool Balance (End of Collection Period)

Fixed Rate Collections and Investment Income for the period
Negative Carry Amount

Fixed Rate Distribution Amount (FxDA)
Fixed Rate Principal Distribution Amount  (FxPDA)

Initial C Percentage

Fixed Rate Unscheduled Principal (per pool)                                             $0.00              $0.00
Total Fixed Rate Unscheduled Principal

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of Collection Period)
Floating  Rate Contract Value  (End of Collection Period)

Floating Rate Contract Value Decline

Floating Rate Distribution Amount (FltDA)
Floating Rate Principal Distribution Amount  (FltPDA)

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                     0.00%
A-1 Noteholders' Principal Distributable Amount                                                            $0.00

Fixed Rate Principal Distribution Amount Remaining                                                 $8,373,362.76
Floating  Rate Principal Distribution Amount Remaining                                             $1,482,398.49

A-2 Note Beginning Principal Balance                                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                     0.00%
A-2 Noteholders' Principal Distributable Amount                                                            $0.00

Fixed Rate Principal Distribution Amount Remaining                                                 $8,373,362.76
Floating  Rate Principal Distribution Amount Remaining                                             $1,482,398.49

A-3 Note Beginning Principal Balance                                                                      ($0.00)
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                     0.00%
A-3 Noteholders' Principal Distributable Amount                                                            $0.00

Fixed Rate Principal Distribution Amount Remaining                                                 $8,373,362.76
Floating  Rate Principal Distribution Amount Remaining                                             $1,482,398.49

A-4 Note Beginning Principal Balance                                                             $181,475,498.28
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                    95.29%
A-4 Noteholders' Principal Distributable Amount                                                    $7,979,125.61

Fixed Rate Principal Distribution Amount Remaining                                                   $394,237.15
Floating  Rate Principal Distribution Amount Remaining                                             $1,482,398.49

B Note Beginning Principal Balance                                                                $19,561,471.63
B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
B Noteholders' Share of the Floating RatePrincipal Distribution Amount                                   100.00%
B Noteholders' Principal Distributable Amount                                                      $1,482,398.49

Fixed Rate Principal Distribution Amount Remaining                                                   $394,237.15
Floating  Rate Principal Distribution Amount Remaining                                                     $0.00

C Note Beginning Principal Balance                                                                 $9,014,968.92
C Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                      4.00%
C Noteholders' Principal Distributable Amount                                                        $394,237.15

Fixed Rate Principal Distribution Amount Remaining                                                 $7,979,125.61
Floating  Rate Principal Distribution Amount Remaining                                                     $0.00

Certificate Beginning Principal Balance                                                           $15,190,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                 0.00%
Certificateholders' Principal Distributable Amount                                                         $0.00

Interest Accrued on Class A-1 Notes this period                                                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                         $0.00

Interest Accrued on Class A-2 Notes this period                                                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                         $0.00

Interest Accrued on Class A-3 Notes this period                                                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                         $0.00

Interest Accrued on Class A-4 Notes this period                                                      $969,381.62
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                   $969,381.62

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                    $969,381.62
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                   $969,381.62

Class B Notes Net Funds Cap                                                                             6.91975%
Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                          6.08500%
Net Funds Cap?                                                                                                NO

Interest Accrued on Class B Notes this period                                                         $95,886.53
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                      $95,886.53
Preliminary Class B Net Funds Cap Carryover Amount                                                         $0.00

Interest Accrued on Class C Notes this period                                                         $48,154.96
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to C Notes                                      $48,154.96

Interest Accrued on Certificates this period                                                          $81,139.92
Certificateholders' Interest Carryover Shortfall (Previous Period)                                   $244,722.34
Interest Due (in Arrears) on Above Shortfall                                                           $1,307.23
Certificateholders' Interest Distributable Amount                                                    $327,169.49

3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

A. FIXED RATE DISTRIBUTION AMOUNT (FXDA)                                                           $9,290,386.62

Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                    $0.00
Fixed Rate Percentage of Administration Fee Accrued during this Period                                   $152.20
Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                   $152.20
Fixed Rate Percentage of Administration Fee Shortfall                                                      $0.00


Total Fixed Rate Distribution Amount Remaining                                                     $9,290,234.42

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                            $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                            $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-4 Notes this period                                                      $969,381.62
Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                             $969,381.62
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes             $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                    $969,381.62
Offered Noteholders' Interest Paid this Period from FxDA                                             $969,381.62
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                   $0.00

Total Fixed Rate Distribution Amount Remaining                                                     $8,320,852.80

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class C Notes this period                                                         $48,154.96
Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                $48,154.96
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes               $0.00

Total Fixed Rate Distribution Amount Remaining                                                     $8,272,697.84

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                             $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                     $8,272,697.84

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                             $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                     $8,272,697.84

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                             $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                     $8,272,697.84

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                            $7,979,125.61
A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                     $7,979,125.61
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Fixed Rate Excess Distribution Amount                                                          $293,572.23

B. FLOATING  RATE DISTRIBUTION AMOUNT (FLTDA)                                                      $1,591,438.94

Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                 $0.00
Floating Rate Percentage of Administration Fee Accrued during this Period                                 $14.47
Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                $14.47
Floating Rate Percentage of Administration Fee Shortfall                                                   $0.00

Total Floating Rate Distribution Amount Remaining                                                  $1,591,424.47

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class B Notes this period                                                         $95,886.53
Noteholders' Interest applicable to B Notes Paid this Period from FltDA                               $95,886.53
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes               $0.00

Total Floating Rate Distribution Amount Remaining                                                  $1,495,537.94

B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
B Noteholders' Monthly Principal Distributable Amount                                              $1,482,398.49
B Noteholders' Principal Distributable Amount Paid from FltDA                                      $1,482,398.49
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Total Floating Rate Excess Distribution Amount                                                        $13,139.45

C. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                                               $293,572.23

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes               $0.00
B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                         $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining     $0.00

Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                        $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                        $0.00

Remaining Fixed Rate Excess Distribution Amount                                                      $293,572.23

D. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                                             $13,139.45

Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                   $0.00
A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                        $0.00
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                         $0.00

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes               $0.00
C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                        $0.00
Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                         $0.00

Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                       $0.00
Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                        $0.00

Remaining Floating Rate Excess Distribution Amount                                                    $13,139.45

E. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS DISTRIBUTION AMOUNTS                       $306,711.68

C Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
C Noteholders' Monthly Principal Distributable Amount                                                $394,237.15
C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                         $306,711.68
Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                             $87,525.47

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $0.00

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                      $0.00

New Collateral Purchased                                                                                   $0.00
Deposit to Spread Account                                                                                  $0.00
                                                                                                           -----
Payment to Seller                                                                                          $0.00

Ending Pre-Funding Account Balance                                                                         $0.00



Excess Pre-Funded Amount/(Payment to Seller)                                                               $0.00

Adjusted Ending Pre-Funding Account Balance                                                                $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                   $0.00

Pre-Funded Percentage                                                                                     0.000%
Negative Carry Withdrawls                                                                                  $0.00
Cumulative Negative Carry Withdrawls                                                               $4,724,734.08
Maximum Negative Carry Amount                                                                              $0.00
Required Negative Carry Account Balance                                                                    $0.00
Interim Ending Negative Carry Account Balance                                                              $0.00
Negative Carry Amount Released to Seller                                                                   $0.00

Ending Negative Carry Account Balance                                                                      $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                  $16,992,685.40
Deposit to Spread Account from Pre-Funding Account                                                         $0.00
Deposit to Spread Account from Excess Collections over Distributions                                       $0.00

Distribution from Spread Account to Noteholders' Distr. Account                                       $87,525.47
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes        $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes        $0.00
Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                      $87,525.47

Preliminary Spread Account Balance Remaining                                                      $16,905,159.93

Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                       $6,929,737.66
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                  $5,844,589.68
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                            YES
60 day or > Delinquent Scheduled Amounts                                                           $4,166,365.13
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                 NO
Are any of the three conditions "YES"?                                                        YES


Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                                 1,165,589.54

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                8,095,327.20
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                           YES

Preliminary A-1 Note Principal Balance (End of Period)                                                     $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                     $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                    ($0.00)
Preliminary A-4 Note Principal Balance (End of Period)                                           $173,496,372.67
Preliminary B Note Principal Balance (End of Period)                                              $18,079,073.14
Preliminary C Note Principal Balance (End of Period)                                               $8,620,731.78
Preliminary Total Principal Balance of Notes  (End of Period)                                    $200,196,177.58

Specified Spread Account Balance                                                                   17,359,205.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                              17,359,205.00

(b) the Note Balance                                                                              200,196,177.58

Preliminary Spread Account Balance Remaining                                                      $16,905,159.93
Preliminary Excess Amount in Spread Account                                                                $0.00
Preliminary Shortfall Amount in Spread Account                                                       $454,045.07

Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                         $0.00

Spread Account Excess                                                                                      $0.00

Ending Spread Account Balance (after distributions)                                               $16,905,159.93
Net Change in Spread Account Balance                                                                 ($87,525.47)

7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $0.00

Preliminary Class B Net Funds Cap Carryover Amount                                                   $122,996.06
Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                $0.00
Class B Net Funds Cap Carryover Amount                                                               $122,996.06

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                   $244,722.34
Interest Due (in Arrears) on Above Shortfall                                                           $1,307.23
Interest Accrued on Certificates this period                                                          $81,139.92
Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                         $0.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                        $327,169.49

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
Certificateholders' Principal Distributable Amount applicable to current period                            $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution    $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                             $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $0.00

Servicing Fee Shortfall (Previous Period)                                                             699,435.73
Servicing Fees Accrued during this Period                                                            $187,808.66
Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                        $0.00
Adjustment to Servicing Fee
Adjustment to Excess Distribution Amount Remaining
Servicing Fee Shortfall                                                                              $887,244.40

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                         $0.00

8.  Ending Balances



Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00
C Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                   $327,169.49
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                        $0.00

A-1 Note Principal Balance (End of Period)                                                                 $0.00
A-2 Note Principal Balance (End of Period)                                                                 $0.00
A-3 Note Principal Balance (End of Period)                                                                ($0.00)
A-4 Note Principal Balance (End of Period)                                                       $173,496,372.67
B Note Principal Balance (End of Period)                                                          $18,079,073.14
C Note Principal Balance (End of Period)                                                           $8,620,731.78
Certificate Principal Balance (End of Period)                                                     $15,190,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                $215,386,177.58

A-1 Note Pool Factor (End of Period)                                                                   0.0000000
A-2 Note Pool Factor (End of Period)                                                                   0.0000000
A-3 Note Pool Factor (End of Period)                                                                  (0.0000000)
A-4 Note Pool Factor (End of Period)                                                                   0.9199610
B Note Pool Factor (End of Period)                                                                     0.1845552
C Note Pool Factor (End of Period)                                                                     0.2483001
Certificate Pool Factor (End of Period)                                                                1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                 0.2481521

Specified Spread Account Balance (after all distributions and adjustments)                        $16,905,159.93



xCASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                             15-Mar-00
(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (b)   A-2 Notes:                                                                                          $0.00
            per $1,000 original principal amount:                                                             $0.00

    (c)   A-3 Notes:                                                                                          $0.00
            per $1,000 original principal amount:                                                             $0.00

    (d)   A-4 Notes:                                                                                  $7,979,125.61
            per $1,000 original principal amount:                                                            $42.31

    (e)   B Notes:                                                                                    $1,482,398.49
            per $1,000 original principal amount:                                                            $15.13

    (f)   C Notes:                                                                                      $394,237.15
            per $1,000 original principal amount:                                                            $11.36

    (g)   Total                                                                                       $9,855,761.25

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (b)   A-2 Notes:                                                                                          $0.00
            per $1,000 original principal amount:                                                             $0.00

    (c)  A-3 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (d)  A-4 Notes:                                                                                     $969,381.62
           per $1,000 original principal amount:                                                              $5.14

    (e)   B Notes:                                                                                       $95,886.53
            per $1,000 original principal amount:                                                             $0.98

    (f)  C Notes:                                                                                        $48,154.96
            per $1,000 original principal amount:                                                             $1.39

    (g)   Total                                                                                       $1,113,423.11

(3) Pool Balance at the end of the related Collection Period                                        $215,514,632.03

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                       $0.00
         (ii)  A-1 Note Pool Factor:                                                                      0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                       $0.00
         (ii)  A-2 Note Pool Factor:                                                                      0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                      ($0.00)
         (ii)  A-3 Note Pool Factor:                                                                      0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                             $173,496,372.67
         (ii)  A-4 Note Pool Factor:                                                                      0.9199610

    (e) (i)  outstanding principal amount of B Notes:                                                $18,079,073.14
         (ii)  B Note Pool Factor:                                                                        0.1845552

    (f) (i)  outstanding principal amount of C Notes:                                                 $8,620,731.78
         (ii)  C Note Pool Factor:                                                                        0.2483001

    (g) (i)  Certificate Balance                                                                     $15,190,000.00
         (ii)  Certificate Pool Factor:                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                                      0.00000000

(6)  Amount of Administration Fee:                                                                          $166.67
         per $1,000 Beginning of Collection Period:                                                      0.00153529

(7)  Aggregate Purchase Amounts for Collection Period:                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            $487,824.18

(9)  Amount in Spread Account:                                                                       $16,905,159.93

(10)  Amount in Pre-Funding Account:                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                       $0.00

====================================================================================================================



CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                             15-Mar-00
(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (b)  A-2 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (c)  A-3 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (d)  A-4 Notes:                                                                                   $7,979,125.61
           per $1,000 original principal amount:                                                             $42.31

    (e)  B Notes:                                                                                     $1,482,398.49
           per $1,000 original principal amount:                                                             $15.13

    (f)  C Notes:                                                                                       $394,237.15
           per $1,000 original principal amount:                                                             $11.36

    (g)  Certificates:                                                                                        $0.00
           per $1,000 original principal amount:                                                              $0.00

    (h)  Total:                                                                                       $1,876,635.64

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (b)  A-2 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (c)  A-3 Notes:                                                                                           $0.00
           per $1,000 original principal amount:                                                              $0.00

    (d)  A-4 Notes:                                                                                     $969,381.62
           per $1,000 original principal amount:                                                              $5.14

    (e)  B Notes:                                                                                        $95,886.53
           per $1,000 original principal amount:                                                              $0.98

    (f)  C Notes:                                                                                        $48,154.96
           per $1,000 original principal amount:                                                              $1.39

    (g)  Certificates:                                                                                        $0.00
           per $1,000 original principal amount:                                                              $0.00

    (h)  Total:                                                                                       $1,017,536.58

(3)  Pool Balance at end of related Collection Period:                                              $215,514,632.03

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                       $0.00
         (ii)  A-1 Note Pool Factor:                                                                      0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                       $0.00
         (ii)  A-2 Note Pool Factor:                                                                      0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                      ($0.00)
         (ii)  A-3 Note Pool Factor:                                                                      0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                             $173,496,372.67
         (ii)  A-4 Note Pool Factor:                                                                      0.9199610

    (e) (i)  outstanding principal amount of B Notes:                                                $18,079,073.14
         (ii)  B Note Pool Factor:                                                                        0.1845552

    (f) (i)  outstanding principal amount of C Notes:                                                 $8,620,731.78
         (ii)  C Note Pool Factor:                                                                        0.2483001

    (g) (i)  Certificate Balance                                                                     $15,190,000.00
         (ii)  Certificate Pool Factor:                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                                       0.0000000

(6)  Amount of Administration Fee:                                                                          $166.67
         per $1,000 Beginning of Collection Period:                                                       0.0015353

(7)  Aggregate Purchase Amounts for Collection Period:                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            $487,824.18

(9)  Amount in Spread Account:                                                                       $16,905,159.93

(10)  Amount in Pre-Funding Account:                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                       $0.00

====================================================================================================================


CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                             15-Mar-00
(1)  Payment of Administration Fee to Administrator:                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                     $1,113,423.11

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                             $9,855,761.25

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                              $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                              $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                    $0.00

(7) Deposit to Spread Account                                                                                 $0.00

(7) Release to Seller from Excess Collections over Distributions                                              $0.00

Check for Error                                                                                 NO ERROR
Sum of Above Distributions                                                                      $10,969,351.03
Total Distribution Amount plus Releases to Seller                                               $10,969,351.03


===============================================================================

CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                             15-Mar-00
(1)  Total Distribution Amount:                                                                      $10,881,825.56

(2)  Administration Fee:                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                      $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                      $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                $969,381.62

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                  $95,886.53

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                        $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                  $48,154.96

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                        $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                             $1,113,423.11
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                         $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                             0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                         $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                        $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                         $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                             0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                         $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                        $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                         $0.00

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                             0.00%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                         $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                        $0.00

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                        $7,979,125.61

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                            95.29%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                         $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                $7,979,125.61

(32)  B Noteholders' Monthly Principal Distributable Amount:                                          $1,482,398.49

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                          100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                           $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                  $1,482,398.49

(36)  C Noteholders' Monthly Principal Distributable Amount:                                            $394,237.15

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders               4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                           $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                    $394,237.15

(40)  Noteholders' Principal Distribution Amount:                                                     $9,855,761.25

(41)  Noteholders' Distributable Amount:                                                             $10,969,184.36


(42)  Deposit to Spread Account (from excess collections):                                                    $0.00

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                   $17,359,205.00
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                            $17,359,205.00


    (b) the Note Balance                                                                            $200,196,177.58

(44)  Spread Account Balance over the Specified Spread Account Balance:                                       $0.00

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                  $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                      $122,996.06

(47)  Certificateholders' Interest Distributable Amount:                                                      $0.00

(48)  Certificateholders' Interest Carryover Shortfall:                                                 $327,169.49

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders          0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                          $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                      $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                     $0.00

(53)  Certificateholders' Distributable Amount:                                                               $0.00

(54)  Servicing Fee:                                                                                          $0.00

(55)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                     $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                    $0.00

(56) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                   $87,525.47

(57) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                  $225,370,393.28


(58) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                        $0.00
           A-1 Note Pool Factor:                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                        $0.00
           A-2 Note Pool Factor:                                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                       ($0.00)
           A-3 Note Pool Factor:                                                                          0.0000000

           Outstanding Principal Balance of A-4 Notes:                                              $173,496,372.67
           A-4 Note Pool Factor:                                                                          0.9199610

           Outstanding Principal Balance of B Notes:                                                 $18,079,073.14
           B Note Pool Factor:                                                                            0.1845552

           Outstanding Principal Balance of C Notes:                                                  $8,620,731.78
           C Note Pool Factor:                                                                            0.2483001

           Outstanding Principal Balance of the Certificates:                                        $15,190,000.00
           Certificate Pool Factor:                                                                       1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                               $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                            $487,824.18

(61)  Spread Account Balance after giving effect to all distributions:                               $16,905,159.93



                                                                    Page 1 of 12
CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

                                                                    20-Mar-00
                                                                     07:53 PM
Prepared by  Sally Nelson  (262) 636-5637                    File: us98a7.xls

                                                            ----------------------------------------------------------------------
NPV Data Input Section                                          31-Jan-98        03-Mar-00            03-Mar-00        03-Mar-00
                                                            ----------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date          Pool 1 Cutoff             Pool 1           Pool 2           Pool 3
Row 0 is total delinquent amount valued without discounting        815,587.26     3,393,234.84     2,203,755.75     3,179,989.92
                                                                 4,904,442.92     2,473,823.98     1,118,530.54     3,990,548.78
                                                                 3,906,018.00     2,313,158.45     1,082,417.69     1,101,542.23
                                                                 3,877,741.53     2,145,506.52       929,411.24     1,005,123.19
                                                                 3,927,499.76     2,411,877.45     1,100,877.07     1,058,656.59
                                                                 4,489,141.08     2,546,633.00     1,101,080.66     1,129,678.84
                                                                 4,701,496.18     2,883,923.33     1,155,597.71     1,337,727.75
                                                                 8,608,827.19     2,437,381.39       948,125.99     1,140,206.03
                                                                 4,561,811.29     2,916,056.16       999,432.58     1,057,034.10
                                                                 5,865,268.62     7,462,297.42     1,298,662.13     1,644,731.16
                                                                20,726,727.40    11,075,954.27     2,373,917.32     1,542,216.13
                                                                24,544,023.77     4,232,733.55     4,881,124.30     1,554,495.20
                                                                 8,064,830.34     1,768,309.09     2,864,049.11     5,555,028.08
                                                                 4,158,520.71     1,634,158.74       727,372.28     3,573,302.55
                                                                 3,890,264.88     1,610,229.24       771,199.26       863,623.86
                                                                 3,782,816.20     1,498,217.41       659,156.13       748,559.77
                                                                 3,690,091.18     1,646,013.88       757,602.13       757,409.50
                                                                 4,197,628.53     1,882,257.70       823,672.44       829,045.76
                                                                 4,469,435.87     2,169,237.38       839,704.06       933,272.04
                                                                 7,285,555.72     1,752,336.70       657,993.71       834,265.45
                                                                 4,356,548.05     2,181,279.95       728,068.92       755,446.07
                                                                 5,597,282.58     5,780,155.08       871,759.06     1,225,740.16
                                                                20,571,819.38     7,833,078.49     1,953,082.35     1,055,974.23
                                                                23,941,222.86     2,850,538.22     3,379,127.52     1,200,680.57
                                                                 8,115,920.90       813,886.78     1,796,566.32     3,718,199.62
                                                                 3,796,254.95       725,343.57       307,370.08     2,290,406.51
                                                                 3,520,590.84       688,231.88       285,056.82       480,786.41
                                                                 3,368,827.89       618,771.24       270,785.07       273,098.40
                                                                 3,377,685.71       722,757.83       294,066.52       281,298.48
                                                                 3,818,250.80       854,933.52       362,191.94       351,211.42
                                                                 4,125,981.11     1,201,829.10       343,397.64       388,086.44
                                                                 6,713,278.92       906,544.65       243,430.70       314,752.90
                                                                 3,988,716.36     1,194,794.55       253,405.91       275,714.68
                                                                 5,217,950.91     3,808,578.79       441,337.06       460,772.42
                                                                19,826,622.88     5,436,100.82     1,334,991.82       512,641.82
                                                                22,666,521.85     1,717,097.54     2,101,064.27       732,628.99
                                                                 7,002,127.42       186,230.77       807,261.71     2,532,518.43
                                                                 3,029,669.36       147,835.29       123,660.65     1,247,802.72
                                                                 2,680,058.07       117,563.61        40,870.15       106,904.72
                                                                 2,516,935.39         8,915.45         7,144.08        81,064.56
                                                                 2,496,244.13         7,425.29        18,680.56        55,675.84
                                                                 2,737,191.06        43,871.64        67,220.77        13,598.53
                                                                 3,153,886.68       111,252.99        30,411.24        31,394.35
                                                                 5,582,477.12        68,007.58        21,658.41        17,979.75
                                                                 3,015,189.84        53,770.43        31,367.97             0.00
                                                                 4,018,584.24       212,254.92        45,344.72        56,987.58
                                                                17,054,595.16       203,970.77       343,128.25        23,920.99
                                                                17,892,686.71             0.00        77,717.03        38,491.14
                                                                 5,006,379.02             0.00             0.00       151,969.91
                                                                 1,575,797.74         9,000.00             0.00             0.00
                                                                 1,274,914.81             0.00             0.00             0.00
                                                                 1,052,722.95             0.00             0.00             0.00
                                                                 1,025,672.10             0.00             0.00             0.00
                                                                 1,269,487.16             0.00             0.00             0.00
                                                                 1,401,868.59             0.00             0.00             0.00
                                                                 3,543,191.20             0.00             0.00             0.00
                                                                 1,602,040.53             0.00             0.00             0.00
                                                                 2,451,098.98             0.00             0.00             0.00
                                                                13,381,249.09             0.00             0.00             0.00
                                                                14,147,441.09             0.00             0.00             0.00
                                                                 3,183,367.95             0.00             0.00             0.00
                                                                   425,818.48             0.00             0.00             0.00
                                                                   225,353.33             0.00             0.00             0.00
                                                                    88,204.01             0.00             0.00             0.00
                                                                    21,872.59             0.00             0.00             0.00
                                                                    61,007.90             0.00             0.00             0.00
                                                                   150,978.94             0.00             0.00             0.00
                                                                   183,957.52             0.00             0.00             0.00
                                                                   138,009.37             0.00             0.00             0.00
                                                                   263,256.47             0.00             0.00             0.00
                                                                   476,922.25             0.00             0.00             0.00
                                                                   290,667.90             0.00             0.00             0.00
                                                                            -             0.00             0.00             0.00
                                                                            -             0.00             0.00             0.00
                                                                            -

Total Time Balance of Scheduled Cash Flows                     397,076,542.31    98,757,361.25    43,873,849.64    52,512,204.57

                                                            ----------------------------------
NPV Data Input Section                                             03-Mar-00        03-Mar-00
                                                            ----------------------------------
Scheduled cash flows as of the indicated cutoff date                  Pool 4           Pool 5
Row 0 is total delinquent amount valued without discounting       983,244.62         5,146.68
                                                                2,840,197.02         2,319.53
                                                                1,879,817.27        13,394.74
                                                                  652,934.15        15,822.82
                                                                  715,795.72         2,319.53
                                                                  731,422.87         2,319.53
                                                                  818,049.16         2,319.53
                                                                  821,494.62         2,319.53
                                                                  689,848.39         2,319.53
                                                                  745,047.00         4,362.93
                                                                  884,576.81         2,319.53
                                                                  708,175.26         2,319.53
                                                                  876,223.15         2,319.53
                                                                2,712,757.54         2,319.53
                                                                1,737,444.45         5,807.75
                                                                  514,689.39        12,743.55
                                                                  573,012.32         2,319.53
                                                                  620,356.80         2,319.53
                                                                  696,975.40         2,319.53
                                                                  708,159.78         2,319.53
                                                                  566,586.49         2,319.53
                                                                  608,973.20         2,319.53
                                                                  735,801.25         2,319.53
                                                                  599,538.11         2,319.53
                                                                  767,995.46         2,319.53
                                                                2,273,927.62         2,319.53
                                                                1,170,639.24         2,296.38
                                                                  151,646.22        12,138.58
                                                                  187,545.02         1,714.56
                                                                  252,420.05         1,714.56
                                                                  293,653.54         1,714.56
                                                                  252,321.91         1,714.56
                                                                  172,370.14         1,714.56
                                                                  172,268.35         1,714.56
                                                                  329,069.87         1,714.56
                                                                  187,079.51         1,714.56
                                                                  415,368.27         1,714.56
                                                                1,351,083.82         1,714.56
                                                                  609,901.42         1,714.56
                                                                    4,943.25        10,424.02
                                                                    7,351.73             0.00
                                                                   21,402.84             0.00
                                                                   34,425.13             0.00
                                                                   16,253.18             0.00
                                                                    1,253.18             0.00
                                                                    1,253.18             0.00
                                                                   13,253.17             0.00
                                                                    1,253.18             0.00
                                                                   64,806.11             0.00
                                                                  108,608.38             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00
                                                                        0.00             0.00


Total Time Balance of Scheduled Cash Flows                     32,283,214.54       147,388.21

                                                                    Page 2 of 12
CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Prepared by  Sally Nelson  (262) 636-5637                                   03/17/00
Scheduled Payment Date                                                                      15-Mar-00
Actual Payment Date                                                                         15-Mar-00
Collection Period Begin Date                                                                05-Feb-00
Collection Period End Date                                                 31-Jan-98        03-Mar-00
Days in accrual period (30/360)                                                                    30
Days in accrual period (ACT/360)                                                                   29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                            $13,364,010.06

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                     $0.00
    Government obligors                                                                         $0.00
          Total Warranty Repurchases                                                            $0.00

Total Collections For The Period                                                       $13,364,010.06

    Pool Balance (Beg. of Collection Period)                                          $215,809,049.13
    Pool Balance (End of Collection Period)                                           $203,540,907.28

Total Collection                                                                       $13,364,010.06
Negative Carry Withdrawls                                                                       $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                    $110,281.54
Pre-Funding Account Reinvestment Income                                                         $0.00

    Total Distribution Amount                                                          $13,474,291.60

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                             $2,982,104.71
    Scheduled Amounts 60 days or more past due                                          $2,382,155.98
    Net Losses on Liquidated Receivables                                                  $346,348.51
    Number of Loans at Beginning of Period                                                     10,458
    Number of Loans at End of Period                                                           10,139
    Repossessed Equipment not Sold or Reassigned (Beginning)                                    $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                          $0.00

    Pre-Funding Account Reinvestment Income                                                     $0.00

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Actual Payment Date                                                                         15-Mar-00
Collection Period Begin Date                                                                05-Feb-00
Collection Period End Date                                                                  03-Mar-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)               $215,809,049.13
    A-1 Note Beginning Principal Balance                                                        $0.00
    A-2 Note Beginning Principal Balance                                                        $0.00
    A-3 Note Beginning Principal Balance                                               $15,789,687.16
    A-4 Note Beginning Principal Balance                                              $180,449,000.00
    B Note Beginning Principal Balance                                                  $8,632,361.97
    Certificate Beginning Principal Balance                                            $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                     $203,540,907.28
    A-1 Note Principal Balance (End of Period)                                                  $0.00
                                     A-1 Note Pool Factor (End of Period)                   0.0000000
    A-2 Note Principal Balance (End of Period)                                                  $0.00
                                     A-2 Note Pool Factor (End of Period)                   0.0000000
    A-3 Note Principal Balance (End of Period)                                          $4,012,270.99
                                     A-3 Note Pool Factor (End of Period)                   0.0275284
    A-4 Note Principal Balance (End of Period)                                        $180,449,000.00
                                     A-4 Note Pool Factor (End of Period)                   1.0000000
    B Note Principal Balance (End of Period)                                            $8,141,636.29
                                     B Note Pool Factor (End of Period)                     0.3256655
    Certificate Principal Balance (End of Period)                                      $10,938,000.00
                                     Certificate Pool Factor (End of Period)                1.0000000

COLLATERAL VALUE DECLINE                                                               $12,268,141.85
    Pool Balance (Beg. of Collection Period)                                          $215,809,049.13
    Pool Balance (End of Collection Period)                                           $203,540,907.28

Total Distribution Amount (TDA)                                                        $13,474,291.60
    Total Collections and Investment Income for the Period                             $13,474,291.60
    Negative Carry Withdrawls                                                                   $0.00

Principal Distribution Amount  (PDA)                                                   $12,268,141.85

Principal Allocation to Notes and Certificates                                         $12,268,141.85
    A-1 Noteholders' Principal Distributable Amount                                             $0.00
    A-2 Noteholders' Principal Distributable Amount                                             $0.00
    A-3 Noteholders' Principal Distributable Amount                                    $11,777,416.18
    A-4 Noteholders' Principal Distributable Amount                                             $0.00
    B Noteholders' Principal Distributable Amount                                         $490,725.67
    Certificateholders' Principal Distributable Amount                                          $0.00

Interest Distributable Amount                                                           $1,049,082.02
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                     $75,527.34
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                    $876,681.39
    Noteholders' Interest Distributable Amount applicable to B Notes                       $42,730.19
    Certificateholders' Interest Distributable Amount                                      $54,143.10

Spread Account
    Beginning Spread Account Balance                                                   $12,499,977.37
    Deposit to Spread Account from Pre-Funding Account                                          $0.00
    Deposit to Spread Account from Excess Collections over Distributions                  $211,044.16
    Distribution from Spread Account for Interest / Principal Shortfall                         $0.00

    Specified Spread Account Balance                                                   $12,499,977.37
    Ending Spread Account Balance (after distributions)                                $12,499,977.37

Credit Enhancement                                                                              6.14%
    Spread account % of Ending Pool Balance                                                     6.14%
    Overcollateralization % of Ending Pool Balance                                              0.00%

Scheduled Amounts 30 - 59 days past due                                                 $2,982,104.71
                                     as % of Ending Pool Balance                                1.47%
Scheduled Amounts 60 days or more past due                                              $2,382,155.98
                                     as % of Ending Pool Balance                                1.17%
Net Losses on Liquidated Receivables                                                      $346,348.51
                                     as % of Ending Pool Balance                                0.17%


PART III -- SERVICING CALCULATIONS                                                       15-Mar-00
1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                Pool 1 Cutoff             Pool 1           Pool 2


Wtd. Avg. APR                                                              8.758%           8.758%           8.597%
Contract Value (Beg. of Collection Period), by origination pool                     $91,692,596.00   $42,532,637.27
Contract Value  (End of Collection Period), by origination pool   $325,333,194.29   $88,172,177.06   $39,225,378.22
                                                                 ----------------  ---------------  ---------------
Contract Value Decline                                                               $3,520,418.94    $3,307,259.05
                                                                                             3.84%            7.78%
Initial Pool Balance                                                               $624,998,868.47
Pool Balance (End of Collection Period)                                            $203,540,907.28

Collections and Investment Income for the period                                    $13,474,291.60
Negative Carry Withdrawls                                                                    $0.00

Total Distribution Amount (TDA)                                                     $13,474,291.60
Principal Distribution Amount  (PDA)                                                $12,268,141.85

Initial B Percentage                                                                        4.000%

Unscheduled Principal (per pool)                                                             $0.00            $0.00
Total Unscheduled Principal                                                                  $0.00

PART III -- SERVICING CALCULATIONS                                                       15-Mar-00

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                         Pool 3           Pool 4           Pool 5


Wtd. Avg. APR                                                              8.491%           9.174%           9.428%
Contract Value (Beg. of Collection Period), by origination pool    $51,770,054.33   $29,684,188.42      $129,573.11
Contract Value  (End of Collection Period), by origination pool    $47,224,724.47   $28,788,671.00      $129,956.53
                                                                 ----------------  ---------------      -----------
Contract Value Decline                                              $4,545,329.86      $895,517.42         ($383.42)
                                                                            8.78%            3.02%           -0.30%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage

Unscheduled Principal (per pool)                                            $0.00            $0.00            $0.00
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                               0.00%
Preliminary A-1 Noteholders' Principa; Distributable Amount                                               $0.00
One-Time Excess Prefunding Account Payment                                                                $0.00
A-1 Noteholders' Principal Distributable Amount                                                           $0.00

Principal Distribution Amount Remaining                                                          $12,268,141.85

A-2 Note Beginning Principal Balance                                                                      $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                               0.00%
A-2 Noteholders' Principal Distributable Amount                                                           $0.00

Principal Distribution Amount Remaining                                                          $12,268,141.85

A-3 Note Beginning Principal Balance                                                             $15,789,687.16
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                              96.00%
A-3 Noteholders' Principal Distributable Amount                                                  $11,777,416.18

Principal Distribution Amount Remaining                                                             $490,725.67

A-4 Note Beginning Principal Balance                                                            $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                               0.00%
A-4 Noteholders' Principal Distributable Amount                                                           $0.00

Principal Distribution Amount Remaining                                                             $490,725.67

B Note Beginning Principal Balance                                                                $8,632,361.97
B Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
B Noteholders' Share of the Principal Distribution Amount                                                 4.00%
B Noteholders' Principal Distributable Amount                                                       $490,725.67

Principal Distribution Amount Remaining                                                                   $0.00

Certificate Beginning Principal Balance                                                          $10,938,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
Certificateholders' Share of the Principal Distribution Amount                                            0.00%
Certificateholders' Principal Distributable Amount                                                        $0.00

Interest Accrued on Class A-1 Notes this period                                       5.5450%             $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                        $0.00

Interest Accrued on Class A-2 Notes this period                                       5.5920%             $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $0.00

Interest Accrued on Class A-3 Notes this period                                       5.7400%        $75,527.34
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                   $75,527.34

Interest Accrued on Class A-4 Notes this period                                       5.8300%       $876,681.39
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                  $876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                   $952,208.73
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Offered Noteholders' Interest Distributable Amount                                                  $952,208.73


Interest Accrued on Class B Notes this period                                         5.9400%        $42,730.19
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                     $42,730.19

Interest Accrued on Certificates this period                                          5.9400%        $54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on Above Shortfall                                                              $0.00
Certificateholders' Interest Distributable Amount                                                    $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                               $13,474,291.60

Administration Fee Shortfall (Previous Period)                                                            $0.00
Administration Fee Accrued during this Period                                         $500.00           $166.67
Administration Fee Paid this Period from TDA                                                            $166.67
Administration Fee Shortfall                                                                              $0.00

Total Distribution Amount Remaining                                                              $13,474,124.93

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-1 Notes this period                                                           $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes            $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-2 Notes this period                                                           $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes            $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accruedon Class A-3 Notes this period                                                       $75,527.34
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                              $75,527.34
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes            $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-4 Notes this period                                                     $876,681.39
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                             $876,681.39
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes            $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                   $952,208.73
Offered Noteholders' Interest Paid this Period from TDA                                             $952,208.73
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                  $0.00

Total A Noteholders' Principal Carryover Shortfall                                                        $0.00

Total Distribution Amount Remaining                                                              $12,521,916.20

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                         $0.00
Interest Due (in Arrears) on above Shortfall                                                              $0.00
Interest Accrued on B Notes this period                                                              $42,730.19
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                $42,730.19
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes              $0.00

Total Distribution Amount Remaining                                                              $12,479,186.01

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Distribution Amount Remaining                                                              $12,479,186.01

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Distribution Amount Remaining                                                              $12,479,186.01

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                          $11,777,416.18
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                    $11,777,416.18
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Distribution Amount Remaining                                                                 $701,769.84

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                   $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                             $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Distribution Amount Remaining                                                                 $701,769.84

B Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
B Noteholders' Monthly Principal Distributable Amount                                               $490,725.67
B Noteholders' Principal Distributable Amount Paid from TDA                                         $490,725.67
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Total Excess Distribution Amount Remaining                                                          $211,044.16

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                     $0.00

New Collateral Purchased                                                                                  $0.00
Deposit to Spread Account                                                               2.00%             $0.00
                                                                                                          -----
Payment to Seller                                                                                         $0.00
Payment to Class A-1 after Funding is Complete                                                            $0.00

Ending Pre-Funding Account Balance                                                                        $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                             $0.00

Adjusted Ending Pre-Funding Account Balance                                                               $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                  $0.00
Negative Carry                                                                                        3.209816%
Number of Days Remaining                                                                                 0 days

Pre-Funded Percentage                                                                                    0.000%
Negative Carry Withdrawls                                                                                 $0.00
Cumulative Negative Carry Withdrawls                                                              $4,595,626.41
Maximum Negative Carry Amount                                                                             $0.00
Required Negative Carry Account Balance                                                                   $0.00
Interim Ending Negative Carry Account Balance                                                             $0.00
Negative Carry Amount Released to Seller                                                                  $0.00

Ending Negative Carry Account Balance                                                                     $0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                 $12,499,977.37
Deposit to Spread Account from Pre-Funding Account                                                        $0.00
Deposit to Spread Account from Excess Collections over Distributions                                $211,044.16

Distribution from Spread Account to Noteholders' Distr. Account                                           $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes     $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes       $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                          $0.00

Preliminary Spread Account Balance Remaining                                                     $12,711,021.53

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                     $4,675,910.65
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                    NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                 $4,156,182.12
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?           YES
60 day or GREATER THAN Delinquent Scheduled Amounts                                               $2,382,155.98
Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?     NO
Are any of the three conditions "YES"?                                                  YES


       Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves.
It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

     As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

  Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
 to the trust was:                                                                                 $ 360,728.75

  If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                               5,036,639.40
Are Cumulative Realized Losses GREATER THAN 2.25% of the Initial Pool Balance?          NO


Preliminary A-1 Note Principal Balance (End of Period)                                                    $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                    $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                            $4,012,270.99
Preliminary A-4 Note Principal Balance (End of Period)                                          $180,449,000.00
Preliminary B Note Principal Balance (End of Period)                                              $8,141,636.29
Preliminary Total Principal Balance of Notes  (End of Period)                                   $192,602,907.28

Specified Spread Account Balance                                                                  12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                   2.00%     12,499,977.37

(b) the Note Balance                                                                             192,602,907.28

Preliminary Spread Account Balance Remaining                                                     $12,711,021.53
Preliminary Excess Amount in Spread Account                                                         $211,044.16
Preliminary Shortfall Amount in Spread Account                                                            $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                $0.00

Spread Account Excess                                                                               $211,044.16

Ending Spread Account Balance (after distributions)                                              $12,499,977.37
Net Change in Spread Account Balance                                                                      $0.00

Total Excess Distribution Amount Remaining                                                          $211,044.16

Certificateholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on Above Shortfall                                                              $0.00
Interest Accrued on Certificates this period                                                         $54,143.10
Certificateholders' Interest Paid from Excess Distribution                                           $54,143.10
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                             $0.00

Total Excess Distribution Amount Remaining                                                          $156,901.06

Certificateholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
Certificateholders' Principal Distributable Amount applicable to current period                           $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution   $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                            $0.00

Total Excess Distribution Amount Remaining                                                          $156,901.06

Servicing Fee Shortfall (Previous Period)                                                           $221,331.58
Servicing Fees Accrued during this Period                                               1.00%       $179,840.87
Adjustment to Servicing Fee                                                                               $0.00
Adjustment to Excess Distribution Amount Remaining                                                       ($0.00)
Servicing Fees Paid this Period from Excess Distribution                                            $156,901.06
Servicing Fee Shortfall                                                                             $244,271.39

Total Excess Distribution Amount Remaining                                                                $0.00

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                        $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                       $0.00

A-1 Note Principal Balance (End of Period)                                                                $0.00
A-2 Note Principal Balance (End of Period)                                                                $0.00
A-3 Note Principal Balance (End of Period)                                                        $4,012,270.99
A-4 Note Principal Balance (End of Period)                                                      $180,449,000.00
B Note Principal Balance (End of Period)                                                          $8,141,636.29
Certificate Principal Balance (End of Period)                                                    $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                               $203,540,907.28

A-1 Note Pool Factor (End of Period)                                           $72,113,000.00         0.0000000
A-2 Note Pool Factor (End of Period)                                          $190,750,000.00         0.0000000
A-3 Note Pool Factor (End of Period)                                          $145,750,000.00         0.0275284
A-4 Note Pool Factor (End of Period)                                          $180,449,000.00         1.0000000
B Note Pool Factor (End of Period)                                             $25,000,000.00         0.3256655
Certificate Pool Factor (End of Period)                                        $10,938,000.00         1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                0.3256655

Specified Spread Account Balance (after all distributions and adjustments)                       $12,499,977.37

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                           15-Mar-00
(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)   A-2 Notes:                                                                                        $0.00
            per $1,000 original principal amount:                                                           $0.00

    (c)   A-3 Notes:                                                                               $11,777,416.18
            per $1,000 original principal amount:                                                          $80.81

    (d)   A-4 Notes:                                                                                        $0.00
            per $1,000 original principal amount:                                                           $0.00

    (e)   B Notes:                                                                                    $490,725.67
            per $1,000 original principal amount:                                                          $19.63

    (f)   Total                                                                                    $12,268,141.85

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)   A-2 Notes:                                                                                        $0.00
            per $1,000 original principal amount:                                                           $0.00

    (c)  A-3 Notes:                                                                                    $75,527.34
           per $1,000 original principal amount:                                                            $0.52

    (d)  A-4 Notes:                                                                                   $876,681.39
           per $1,000 original principal amount:                                                            $4.86

    (e)  B Notes:                                                                                      $42,730.19
            per $1,000 original principal amount:                                                           $1.71

    (f)   Total                                                                                       $994,938.92

(3) Pool Balance at the end of the related Collection Period                                      $203,540,907.28

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
         (ii)  A-1 Note Pool Factor:                                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                     $0.00
         (ii)  A-2 Note Pool Factor:                                                                    0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                             $4,012,270.99
         (ii)  A-3 Note Pool Factor:                                                                    0.0275284

    (d) (i)  outstanding principal amount of A-4 Notes:                                           $180,449,000.00
         (ii)  A-4 Note Pool Factor:                                                                    1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                               $8,141,636.29
         (ii)  B Note Pool Factor:                                                                      0.3256655

    (f) (i)  Certificate Balance                                                                   $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                         $156,901.06
         per $1,000 Beginning of Collection Period:                                                    1.71116393

(6)  Amount of Administration Fee:                                                                        $166.67
         per $1,000 Beginning of Collection Period:                                                    0.00181767

(7)  Aggregate Purchase Amounts for Collection Period:                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                          $346,348.51

(9)  Amount in Spread Account:                                                                     $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                     $0.00
==================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                           15-Mar-00
(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)  A-2 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (c)  A-3 Notes:                                                                                $11,777,416.18
           per $1,000 original principal amount:                                                           $80.81

    (d)  A-4 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (e)  B Notes:                                                                                     $490,725.67
           per $1,000 original principal amount:                                                           $19.63

    (f)  Certificates:                                                                                      $0.00
           per $1,000 original principal amount:                                                            $0.00

    (g)  Total:                                                                                    $12,268,141.85

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)  A-2 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (c)  A-3 Notes:                                                                                    $75,527.34
           per $1,000 original principal amount:                                                            $0.52

    (d)  A-4 Notes:                                                                                   $876,681.39
           per $1,000 original principal amount:                                                            $4.86

    (e)  B Notes:                                                                                      $42,730.19
           per $1,000 original principal amount:                                                            $1.71

    (f)  Certificates:                                                                                 $54,143.10
           per $1,000 original principal amount:                                                            $4.95

    (g)  Total:                                                                                     $1,049,082.02

(3)  Pool Balance at end of related Collection Period:                                            $203,540,907.28

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
         (ii)  A-1 Note Pool Factor:                                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                     $0.00
         (ii)  A-2 Note Pool Factor:                                                                    0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                             $4,012,270.99
         (ii)  A-3 Note Pool Factor:                                                                    0.0275284

    (d) (i)  outstanding principal amount of A-4 Notes:                                           $180,449,000.00
         (ii)  A-4 Note Pool Factor:                                                                    1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                               $8,141,636.29
         (ii)  C Note Pool Factor:                                                                      0.3256655

    (f) (i)  Certificate Balance                                                                   $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                         $156,901.06
         per $1,000 Beginning of Collection Period:                                                     1.7111639

(6)  Amount of Administration Fee:                                                                        $166.67
         per $1,000 Beginning of Collection Period:                                                     0.0018177

(7)  Aggregate Purchase Amounts for Collection Period:                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                          $346,348.51

(9)  Amount in Spread Account:                                                                     $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                     $0.00
==================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                           15-Mar-00
(1)  Payment of Administration Fee to Administrator:                                                      $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                     $994,938.92

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                          $12,268,141.85

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                       $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                            $0.00

(6)  Payment of Servicing Fee to Servicer:                                                            $156,901.06

(7) Release to Seller from Excess Collections over Distributions                                            $0.00

Check for Error                                                                                    NO ERROR
Sum of Above Distributions                                                                         $13,474,291.60
Total Distribution Amount plus Releases to Seller less Spread Replenishment                        $13,474,291.60
==================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                           15-Mar-00
(1)  Total Distribution Amount:                                                                    $13,474,291.60

(2)  Administration Fee:                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                    $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                    $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                               $75,527.34

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                              $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                $42,730.19

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                             $994,938.92
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                           0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                      $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                           0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                     $11,777,416.18

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                          96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                             $11,777,416.18

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                           0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                      $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                          $490,725.67

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders             4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                  $490,725.67

(34)  Noteholders' Principal Distribution Amount:                                                  $12,268,141.85

(35)  Noteholders' Distributable Amount:                                                           $13,263,080.77


(36)  Deposit to Spread Account (from excess collections):                                            $211,044.16

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                 $12,499,977.37
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                          $12,499,977.37


    (b) the Note Balance                                                                          $192,602,907.28

(38)  Spread Account Balance over the Specified Spread Account Balance:                               $211,044.16

(39)  Certificateholders' Interest Distributable Amount:                                               $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                     $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders        0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                        $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                    $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                   $0.00

(45)  Certificateholders' Distributable Amount:                                                        $54,143.10

(46)  Servicing Fee:                                                                                  $156,901.06

(47)  Excess Amounts Distributed To Seller:

    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                   $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                  $0.00

(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                      $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                $215,809,049.13

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                      $0.00
           A-1 Note Pool Factor:                                                                        0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                      $0.00
           A-2 Note Pool Factor:                                                                        0.0000000

           Outstanding Principal Balance of A-3 Notes:                                              $4,012,270.99
           A-3 Note Pool Factor:                                                                        0.0275284

           Outstanding Principal Balance of A-4 Notes:                                            $180,449,000.00
           A-4 Note Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of B Notes:                                                $8,141,636.29
           B Note Pool Factor:                                                                          0.3256655

           Outstanding Principal Balance of the Certificates:                                      $10,938,000.00
           Certificate Pool Factor:                                                                     1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                          $346,348.51

(53)  Spread Account Balance after giving effect to all distributions:                             $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-B

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

                                                                         20-Mar-00
                                                                          02:37 PM
Prepared by  Sally Nelson  (414) 636-5637                         File: us98b1.xls

                                                           -----------------------------------------------------------------------
NPV Data Input Section                                            31-Jul-98               31-Jul-98              31-Aug-98
                                                           -----------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date       Pool 1 (Retail) Cutoff    Pool 2 (FPL) Cutoff   Pool 3 (Retail) Cutoff
Row 0 is total delinquent amount valued without discounting           1,223,550.43              488,950.11             227,513.66
                                                                     12,106,658.00            2,516,183.49           2,550,465.05
                                                                      8,409,202.39            1,893,688.39           1,992,727.52
                                                                      8,997,726.43            1,960,786.46           1,993,691.84
                                                                     10,171,208.37            2,063,823.67           2,155,489.86
                                                                     12,715,731.73            1,954,159.58           2,312,038.62
                                                                      9,099,256.42            1,792,726.48           1,787,823.30
                                                                      8,535,974.50            1,766,075.80           1,788,562.35
                                                                     15,306,449.46            1,890,605.11           1,798,508.17
                                                                     18,443,017.15            1,881,117.92           1,865,546.07
                                                                     16,957,243.00            1,877,027.40           2,236,650.41
                                                                     16,376,885.05            1,817,623.64           6,367,990.47
                                                                     10,651,992.79            1,866,206.49           4,393,608.36
                                                                      9,163,394.05            1,889,230.81           1,851,865.86
                                                                      8,086,054.38            1,816,250.01           2,143,268.38
                                                                      8,842,211.38            1,872,281.06           2,093,064.00
                                                                     10,005,085.81            1,964,666.24           2,267,816.18
                                                                     12,231,104.34            1,898,030.47           2,189,581.36
                                                                      8,797,636.97            1,687,469.97           1,720,098.07
                                                                      8,255,782.24            1,644,541.62           1,725,097.62
                                                                     14,973,400.70            1,754,779.58           1,723,639.47
                                                                     17,996,394.47            1,717,963.17           1,708,763.23
                                                                     16,387,208.39            1,697,653.50           2,062,832.44
                                                                     15,692,745.55            1,647,572.33           6,249,025.98
                                                                      9,927,634.13            1,673,274.10           4,029,935.57
                                                                      8,258,696.56            1,681,124.45           1,708,178.19
                                                                      7,198,681.74            1,595,209.75           1,969,787.75
                                                                      8,082,732.30            1,613,786.06           2,011,316.11
                                                                      9,188,498.36            1,637,923.98           2,047,578.88
                                                                     11,121,258.86            1,539,370.45           2,034,695.16
                                                                      7,667,179.49            1,398,649.52           1,595,005.29
                                                                      7,462,994.43            1,326,009.93           1,568,248.09
                                                                     14,024,372.46            1,372,213.36           1,550,840.17
                                                                     16,752,855.26            1,282,023.39           1,565,138.66
                                                                     14,788,215.88            1,223,618.90           1,911,851.22
                                                                     13,836,398.02            1,133,716.33           5,930,710.61
                                                                      8,036,258.20            1,138,664.27           3,703,440.80
                                                                      6,279,376.38            1,125,940.91           1,377,443.44
                                                                      5,034,136.82            1,045,792.71           1,580,903.96
                                                                      5,901,975.89            1,024,587.50           1,585,785.91
                                                                      6,752,591.27            1,106,606.17           1,661,452.56
                                                                      8,045,835.19              999,458.48           1,582,206.12
                                                                      5,513,567.92              845,330.20           1,205,325.13
                                                                      5,192,319.67              805,200.79           1,201,516.28
                                                                      8,386,321.78              787,865.67           1,176,550.16
                                                                     11,514,765.67              726,022.34           1,228,403.34
                                                                      9,777,959.48              626,005.45           1,446,777.59
                                                                      8,899,382.72              580,109.26           4,590,105.48
                                                                      4,477,511.85              557,076.29           2,336,437.52
                                                                      2,817,291.23              491,193.77             455,453.41
                                                                      1,810,888.90              460,441.81             615,074.75
                                                                      2,565,938.18              427,320.86             690,160.74
                                                                      3,186,828.87              463,747.29             781,567.09
                                                                      4,092,686.58              409,038.86             677,424.20
                                                                      2,363,732.39              336,499.67             424,618.93
                                                                      2,264,572.85              254,756.54             294,399.44
                                                                      4,476,612.63              250,249.73             310,690.14
                                                                      6,906,236.81              238,339.80             313,886.41
                                                                      5,629,888.08              131,056.39             609,968.32
                                                                      5,295,239.38               97,868.67           2,664,290.64
                                                                      1,725,376.78               47,534.40           1,347,398.15
                                                                        458,843.05               26,996.20              89,447.45
                                                                        171,032.59               26,996.20             193,827.50
                                                                        260,367.62               17,246.87             156,510.52
                                                                        282,397.46               74,475.21             139,820.39
                                                                        239,911.47                7,755.20              25,908.95
                                                                         53,028.41                7,755.20               7,965.05
                                                                         52,287.49                7,755.20               5,002.91
                                                                        378,380.01                7,755.20               5,002.91
                                                                        547,106.25               23,865.28               5,002.91
                                                                        121,960.35                       -              89,387.07
                                                                        224,027.78                       -              80,572.23
                                                                                 -                       -                      -
                                                                                 -                       -                      -
                                                                                 -                       -                      -

Total Time Balance of Scheduled Cash Flows                          547,472,069.46           76,013,641.91         119,788,682.38


                                                            ---------------------------------------------------
NPV Data Input Section                                           03-Mar-00         03-Mar-00      03-Mar-00
                                                            ---------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                   Pool 1           Pool 2          Pool 3
Row 0 is total delinquent amount valued without discounting     6,056,351.28     1,472,843.97    1,533,619.65
                                                               11,867,636.44     1,265,216.88    1,288,651.15
                                                               13,485,243.87     1,251,697.59    1,261,847.97
                                                               12,208,328.82     1,230,820.89    1,261,204.03
                                                               11,607,496.33     1,177,984.90    1,528,764.84
                                                                7,270,076.82     1,211,785.05    4,604,249.38
                                                                5,668,963.04     1,200,294.03    2,890,137.31
                                                                5,356,724.30     1,131,301.29    1,233,684.03
                                                                5,749,757.14     1,169,094.64    1,414,299.73
                                                                6,638,978.34     1,217,187.51    1,467,072.16
                                                                7,576,196.30     1,117,926.11    1,552,459.23
                                                                5,642,146.94     1,011,630.53    1,577,859.94
                                                                5,460,126.55       961,063.85    1,211,006.22
                                                               11,055,347.25       993,876.80    1,135,885.23
                                                               12,456,226.26       913,135.16    1,122,236.03
                                                               10,847,290.02       890,206.21    1,146,548.76
                                                               10,051,875.18       806,328.53    1,402,820.04
                                                                5,774,213.98       823,889.58    4,292,656.08
                                                                4,192,405.94       820,850.93    2,656,267.12
                                                                3,707,018.28       736,705.78      989,574.27
                                                                4,098,673.27       734,580.40    1,137,395.87
                                                                4,782,374.14       815,829.55    1,142,091.25
                                                                5,359,382.89       716,248.70    1,279,327.28
                                                                4,023,496.07       610,568.00    1,237,119.29
                                                                3,664,611.59       580,522.59      944,854.88
                                                                6,244,126.16       568,013.40      876,378.35
                                                                8,167,723.32       499,181.42      863,443.20
                                                                7,027,484.99       420,803.50      929,784.81
                                                                6,366,151.60       394,315.61    1,107,209.01
                                                                3,087,300.87       380,518.14    3,163,211.17
                                                                1,823,148.92       321,709.70    1,659,504.00
                                                                1,336,603.96       301,588.53      356,209.18
                                                                1,636,220.97       278,650.00      487,910.85
                                                                2,203,721.92       322,366.52      507,022.69
                                                                2,588,075.85       262,743.83      633,047.29
                                                                1,693,196.52       235,687.31      544,806.90
                                                                1,556,506.42       167,366.44      351,908.50
                                                                3,414,875.39       175,832.54      230,771.28
                                                                4,724,048.49       176,488.21      243,718.05
                                                                3,894,660.60        98,449.94      238,307.35
                                                                3,591,536.79        73,137.85      513,204.06
                                                                1,271,251.18        35,551.84    1,753,132.12
                                                                  357,644.23        18,169.64      836,116.92
                                                                  142,155.17        11,335.03       50,872.66
                                                                  225,507.02        17,246.87      152,242.76
                                                                  217,737.26        71,474.89      100,707.11
                                                                  160,551.09         7,755.20      123,909.86
                                                                   63,722.84         7,755.20       29,650.65
                                                                   45,210.03         7,755.20        7,715.05
                                                                  416,619.73         7,755.20        4,752.91
                                                                  359,229.11        23,865.28        4,752.91
                                                                  105,919.61             0.00        4,752.91
                                                                  167,573.34             0.00       89,010.37
                                                                    1,170.70             0.00       66,161.30
                                                                    1,170.70             0.00        1,363.14
                                                                    1,170.70             0.00        1,363.14
                                                                        0.00             0.00        1,363.14
                                                                        0.00             0.00        1,363.14
                                                                    8,245.97             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00
                                                                        0.00             0.00            0.00

Total Time Balance of Scheduled Cash Flows                    247,501,202.49    29,747,106.76   57,247,298.52

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

                                                                                                       Settle Date
Prepared by  Sally Nelson  (414) 636-5637                                 03/20/00        02:37 PM
Scheduled Payment Date                                                                                                   15-Mar-00
Actual Payment Date                                                                                                      15-Mar-00
Collection Period Begin Date                                                                                             05-Feb-00
Collection Period End Date                                               31-Jul-98       31-Jul-98       31-Aug-98       03-Mar-00
Days in accrual period (30/360)                                                                                                 30
Days in accrual period (ACT/360)                                                                                                29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                         $11,792,425.39

Warranty Repurchases

    Contracts deferred beyond Final Scheduled Maturity Date                                                                  $0.00
    Government obligors                                                                                                      $0.00

          Total Warranty Repurchases                                                                                         $0.00

Total Collections For The Period                                                                                    $11,792,425.39

    Pool Balance (Beg. of Collection Period)                                                                       $310,073,073.11
    Pool Balance (End of Collection Period)                                                                        $299,657,117.51

Total Receivables Collection                                                                                        $11,792,425.39
Negative Carry Withdrawls                                                                                                    $0.00
Yield Supplement Withdrawals                                                                                           $296,342.65
Spread Account Withdrawals to Pay NoteHolders                                                                                $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                      $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                            $102,159.33
Pre-Funding Account Reinvestment Income                                                                                      $0.00

    Total Distribution Amount                                                                                       $12,190,927.37

MISCELLANEOUS DATA

    TOTAL COLLATERAL

    Scheduled Amounts 30 - 59 days past due                                                                          $2,364,410.71
    Scheduled Amounts 60 days or more past due                                                                       $3,226,321.62
    Net Losses on Liquidated Receivables                                                                               $772,850.13
    Number of Loans at Beginning of Period                                                                                  15,606
    Number of Loans at End of Period                                                                                        15,341
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                       $0.00

    Pre-Funding Account Reinvestment Income                                                                                  $0.00

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                                    15-Mar-00
Collection Period Begin Date                                                                                           05-Feb-00
Collection Period End Date                                                                                             03-Mar-00

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                 $310,073,073.11
    A-1 Note Beginning Principal Balance                                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                                          $10,376,150.19
    A-3 Note Beginning Principal Balance                                                                         $140,000,000.00
    A-4 Note Beginning Principal Balance                                                                         $134,794,000.00
    B Note Beginning Principal Balance                                                                            $12,402,922.92
    Deferred Purchase Price Beginning Principal Balance                                                           $12,400,000.00
    Certificate Beginning Principal Balance                                                                          $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                       $299,657,117.51
    A-1 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-1 Note Pool Factor (End of Period)                                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                                       $376,832.81
                                    A-2 Note Pool Factor (End of Period)                                               0.0018842
    A-3 Note Principal Balance (End of Period)                                                                   $140,000,000.00
                                    A-3 Note Pool Factor (End of Period)                                               1.0000000
    A-4 Note Principal Balance (End of Period)                                                                   $134,794,000.00
                                    A-4 Note Pool Factor (End of Period)                                               1.0000000
    B Note Principal Balance (End of Period)                                                                      $11,986,284.70
                                    B Note Pool Factor (End of Period)                                                 0.4794514
    Deferred Purchase Price Principal Balance (End of Period)                                                     $12,400,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)                                1.0000000
    Certificate Principal Balance (end of Period)                                                                    $100,000.00
                                    Certificate Pool Factor (end of Period)                                            1.0000000

COLLATERAL VALUE DECLINE                                                                                          $10,415,955.60
    Pool Balance (Beg. of Collection Period)                                                                     $310,073,073.11
    Pool Balance (End of Collection Period)                                                                      $299,657,117.51

Total Distribution Amount (TDA)                                                                                   $12,190,927.37
    Total Collections and Investment Income for the Period                                                        $11,894,584.72
    Negative Carry Withdrawls                                                                                              $0.00
    Yield Supplement Withdrawals                                                                                     $296,342.65

Principal Distribution Amount  (PDA)                                                                              $10,415,955.60

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                           $10,415,955.60
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $9,999,317.38
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $416,638.22
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                    $0.00

Interest Distributable Amount                                                                                      $1,516,410.87
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                $49,286.71
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $677,833.33
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $664,983.73
    Noteholders' Interest Distributable Amount applicable to B Notes                                                  $61,911.26
    Deferred Purchase Price Interest Distributable Amount                                                             $61,896.67
    Certificateholders'  Interest Distributable Amount                                                                   $499.17

Spread Account

    Beginning Spread Account Balance                                                                              $12,499,916.99
    Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                             $320,790.07
    Distribution from Spread Account for Interest / Principal Shortfall                                                    $0.00

    Specified Spread Account Balance                                                                              $12,499,916.99
    Ending Spread Account Balance (after distributions)                                                           $12,499,916.99

Credit Enhancement                                                                                                         4.17%
    Spread account % of Ending Pool Balance                                                                                4.17%
    Overcollateralization % of Ending Pool Balance                                                                         0.00%

Scheduled Amounts 30 - 59 days past due                                                                            $2,364,410.71
                                    as % of Ending Pool Balance                                                            0.79%
Scheduled Amounts 60 days or more past due                                                                         $3,226,321.62
                                    as % of Ending Pool Balance                                                            1.08%
Net Losses on Liquidated Receivables                                                                                 $772,850.13
                                    as % of Ending Pool Balance                                                            0.26%


    PART III -- SERVICING CALCULATIONS                                15-Mar-00

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE              Pool 1 (Retail) Cutoff  Pool 2 (FPL) Cutoff  Pool 3 (Retail) Cutoff
Wtd. Avg. APR                                                             8.559%                   8.559%                8.668%
Contract Value (Beg. of Collection Period), by origination pool
Contract Value  (End of Collection Period), by origination pool $459,900,298.88           $65,328,940.14        $99,766,610.37
                                                                ----------------          ---------------       ---------------
Contract Value Decline

Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage

Unscheduled Principal (per pool)
Total Unscheduled Principal


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                         Pool 1           Pool 2          Pool 3

Wtd. Avg. APR                                                              8.559%           8.559%          8.668%
Contract Value (Beg. of Collection Period), by origination pool   $229,540,102.45   $28,101,338.25  $52,431,632.41
Contract Value  (End of Collection Period), by origination pool   $221,911,550.36   $27,044,279.27  $50,701,287.88
                                                                 ----------------  ---------------  --------------
Contract Value Decline                                              $7,628,552.09    $1,057,058.98   $1,730,344.53
                                                                            3.32%            3.76%           3.30%
Initial Pool Balance                                              $624,995,849.39
Pool Balance (End of Collection Period)                           $299,657,117.51

Collections and Investment Income for the period                   $11,894,584.72
Negative Carry Withdrawls                                                   $0.00
Yield Supplement Withdrawals                                          $296,342.65

Total Distribution Amount (TDA)                                    $12,190,927.37
Principal Distribution Amount  (PDA)                               $10,415,955.60

Initial B Percentage                                                       4.000%

Unscheduled Principal (per pool)                                            $0.00            $0.00           $0.00
Total Unscheduled Principal                                                 $0.00


2.  CALCULATION OF DISTRIBUTABLE AMOUNTS
Principal Distributable Amount                                                                                       10,415,955.60

A-1 Note Beginning Principal Balance                                                                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)                   $0.00
One-Time Excess Prefunding Account Payment                                                                                   $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                              $0.00

Principal Distributable Amount Remaining                                                                            $10,415,955.60

A-2 Note Beginning Principal Balance                                                                                $10,376,150.19
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                 96.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $9,999,317.38

Principal Distributable Amount Remaining                                                                               $416,638.22

A-3 Note Beginning Principal Balance                                                                               $140,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                              $0.00

Principal Distributable Amount Remaining                                                                               $416,638.22

A-4 Note Beginning Principal Balance                                                                               $134,794,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                              $0.00

Principal Distributable Amount Remaining                                                                               $416,638.22

B Note Beginning Principal Balance                                                                                  $12,402,922.92
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                    4.00%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $416,638.22

Principal Distributable Amount Remaining                                                                                     $0.00

Deferred Purchase Price Beginning Principal Balance                                                                 $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                      $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                                                           0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                       $0.00

Certificate Purchase Price Beginning Principal Balance                                                                 $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
Certificateholders' Share of the Principal Distribution Amount                                                               0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

Interest Accrued on Class A-1 Notes this period                          5.6075%                           ACT/360           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                           $0.00

Interest Accrued on Class A-2 Notes this period                          5.7000%                            30/360      $49,286.71
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                      $49,286.71

Interest Accrued on Class A-3 Notes this period                          5.8100%                            30/360     $677,833.33
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                     $677,833.33

Interest Accrued on Class A-4 Notes this period                          5.9200%                            30/360     $664,983.73
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                     $664,983.73

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                    $1,392,103.77
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Offered Noteholders' Interest Distributable Amount                                                                   $1,392,103.77

Interest Accrued on Class B Notes this period                            5.9900%                            30/360      $61,911.26
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                        $61,911.26

Interest Accrued on Deferred Purchase Price this period                  5.9900%                            30/360      $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                 $0.00
Deferred Purchase Price Interest Distributable Amount                                                                   $61,896.67

Interest Accrued on Certificates this period                             5.9900%                            30/360         $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                 $0.00
Certificateholders' Interest Distributable Amount                                                                          $499.17

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                                  $12,190,927.37

Administration Fee Shortfall (Previous Period)                                                                               $0.00
Administration Fee Accrued during this Period                            $500.00 per quarter                               $166.67
Administration Fee Paid this Period from TDA                                                                               $166.67
Administration Fee Shortfall                                                                                                 $0.00

Total Distribution Amount Remaining                                                                                 $12,190,760.70

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Interest Accrued on Class A-1 Notes this period                                                                              $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                      $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                               $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Interest Accrued on Class A-2 Notes this period                                                                         $49,286.71
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                 $49,286.71
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                               $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Interest Accrued on Class A-3 Notes this period                                                                        $677,833.33
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                $677,833.33
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                               $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Interest Accrued on Class A-4 Notes this period                                                                        $664,983.73
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                                $664,983.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                               $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                    $1,392,103.77
Offered Noteholders' Interest Paid this Period from TDA                                                              $1,392,103.77
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                     $0.00

Total Distribution Amount Remaining                                                                                 $10,798,656.93

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Interest Accrued on B Notes this period                                                                                 $61,911.26
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                   $61,911.26
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                 $0.00

Total Distribution Amount Remaining                                                                                 $10,736,745.67

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                       $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                                $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Distribution Amount Remaining                                                                                 $10,736,745.67

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $9,999,317.38
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                        $9,999,317.38
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Distribution Amount Remaining                                                                                    $737,428.29

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                       $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                                $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Distribution Amount Remaining                                                                                    $737,428.29

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                       $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                                $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Distribution Amount Remaining                                                                                    $737,428.29

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $416,638.22
B Noteholders' Principal Distributable Amount Paid from TDA                                                            $416,638.22
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00

Total Excess Distribution Amount Remaining                                                                             $320,790.07

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                        $0.00

New Collateral Purchased                                                                                                     $0.00
Deposit to Spread Account                                                  2.00%                                             $0.00
Deposit to Yield Supplement Account                                                                                          $0.00
                                                                                                                             -----
Payment to Seller                                                                                                            $0.00
Payment to Class A-1 after Funding is Complete                                                                               $0.00

Ending Pre-Funding Account Balance                                                                                           $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                                $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                  $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                     $0.00

Negative Carry                                                                                                           3.268374%
Number of Days Remaining                                                                                                    0 days

Pre-Funded Percentage                                                                                                       0.000%
Negative Carry Withdrawls                                                                                                    $0.00
Cumulative Negative Carry Withdrawls                                                                                   $300,471.65
Maximum Negative Carry Amount                                                                                                $0.00
Required Negative Carry Account Balance                                                                                      $0.00
Interim Ending Negative Carry Account Balance                                                                                $0.00
Negative Carry Amount Released to Seller                                                                                     $0.00

Ending Negative Carry Account Balance                                                                                        $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                             $370,094.30
Deposit to Yield Supplement Account from Pre-Funding Account                                                                 $0.00
Receivables Percentage                                                                                                     100.00%
Withdrawal of Yield Supplement Amount                                                                                  $296,342.65
Maximum Yield Supplement Amount                                                                                         $73,751.65
Required Yield Supplement Amount                                                                                        $73,751.65
Interim Yield Supplement Account Balance                                                                                $73,751.65
Yield Supplement Amount Released to Seller                                                                                   $0.00

Ending Yield Supplement Account Balance                                                                                 $73,751.65

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                    $12,499,916.99
Deposit to Spread Account from Pre-Funding Account                                                                           $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                   $320,790.07

Distribution from Spread Account to Noteholders' Distr. Account                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                        $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                   $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                   $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                   $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Preliminary Spread Account Balance Remaining                                                                        $12,820,707.06

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                           $7,381,436.92
Are Cum. Realized Losses greater than 2.25% of Initial Pool Balance?                                               NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                    $9,274,201.56
Is 12*Realized Losses + Unliq. Repos greater than 1.65% of Beg. Pool Balance?                                      YES
60 day or GREATER THAN Delinquent Scheduled Amounts                                                                  $3,226,321.62
Are 60 day or GREATER THAN Delinquencies greater than 2.25% of Ending Pool Balance?                                     NO
Are any of the three conditions "YES"?                                                                             YES

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that
should have been charged to the trust was                                                                               $47,514.04

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                                  7,428,950.96
Are Cum. Realized Losses greater than 2.25% of Initial Pool Balance?                                               NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                       $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                 $376,832.81
Preliminary A-3 Note Principal Balance (End of Period)                                                             $140,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                             $134,794,000.00
Preliminary B Note Principal Balance (End of Period)                                                                $11,986,284.70
Preliminary Total Principal Balance of Notes  (End of Period)                                                      $287,157,117.51

Specified Spread Account Balance                                                                                     12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool Balance                                      2.00%                                     12,499,916.99

(b) the Note Balance                                                                                                287,157,117.51

Preliminary Spread Account Balance Remaining                                                                        $12,820,707.06
Preliminary Excess Amount in Spread Account                                                                            $320,790.07
Preliminary Shortfall Amount in Spread Account                                                                               $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                                   $0.00

Spread Account Excess                                                                                                  $320,790.07

Ending Spread Account Balance (after distributions)                                                                 $12,499,916.99
Net Change in Spread Account Balance                                                                                         $0.00

Total Excess Distribution Amount Remaining                                                                             $320,790.07

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                 $0.00
Interest Accrued on Deferred Purchase Price this period                                                                 $61,896.67
Deferred Purchase Price Interest Paid from Excess Distribution                                                          $61,896.67
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                            $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on Above Shortfall                                                                                 $0.00
Interest Accrued on Certificates this period                                                                               $499.17
Certificateholders' Interest Paid from Excess Distribution                                                                 $499.17
Certificateholders' Interest Carryover Shortfall (Current Period)                                                            $0.00

Total Excess Distribution Amount Remaining                                                                             $258,394.23

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                      $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                        $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                           $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                            $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                      $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                               $0.00

Total Excess Distribution Amount Remaining                                                                             $258,394.23

Servicing Fee Shortfall (Previous Period)                                                                               $62,562.51
Servicing Fees Accrued during this Period                                  1.00%                                       $258,394.23
Adjustment to Servicing Fee                                                                                                  $0.00
Adjustment to Excess Distribution Amount Remaining                                                                           $0.00
Servicing Fees Paid this Period from Excess Distribution                                                               $258,394.23
Servicing Fee Shortfall                                                                                                 $62,562.51

Total Excess Distribution Amount Remaining                                                                                   $0.00

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                             $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                                $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                       $0.00
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                      $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                           $0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                          $0.00

A-1 Note Principal Balance (End of Period)                                                                                   $0.00
A-2 Note Principal Balance (End of Period)                                                                             $376,832.81
A-3 Note Principal Balance (End of Period)                                                                         $140,000,000.00
A-4 Note Principal Balance (End of Period)                                                                         $134,794,000.00
B Note Principal Balance (End of Period)                                                                            $11,986,284.70
Deferred Purchase Price Principal Balance (End of Period)                                                           $12,400,000.00
Certificate Principal Balance (end of Period)                                                                          $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                          $299,657,117.51

A-1 Note Pool Factor (End of Period)                             $112,706,000.00                                         0.0000000
A-2 Note Pool Factor (End of Period)                             $200,000,000.00                                         0.0018842
A-3 Note Pool Factor (End of Period)                             $140,000,000.00                                         1.0000000
A-4 Note Pool Factor (End of Period)                             $134,794,000.00                                         1.0000000
B Note Pool Factor (End of Period)                                $25,000,000.00                                         0.4794514
Deferred Purchase Price Pool Factor (End of Period)               $12,400,000.00                                         1.0000000
Certificate Pool Factor (endof Period)                               $100,000.00                                         1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                          0.4794514

Specified Spread Account Balance (after all distributions and adjustments)                                          $12,499,916.99

Yield Supplement Account Balance (after alldistributions and adjustment):                                               $73,751.65

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Mar-00

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                             $0.00

    (b)   A-2 Notes:                                                                                                 $9,999,317.38
            per $1,000 original principal amount:                                                                           $50.00

    (c)   A-3 Notes:                                                                                                         $0.00
            per $1,000 original principal amount:                                                                            $0.00

    (d)   A-4 Notes:                                                                                                         $0.00
            per $1,000 original principal amount:                                                                            $0.00

    (e)   B Notes:                                                                                                     $416,638.22
            per $1,000 original principal amount:                                                                           $16.67

    (f)   Total                                                                                                     $10,415,955.60

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                             $0.00

    (b)   A-2 Notes:                                                                                                    $49,286.71
            per $1,000 original principal amount:                                                                            $0.25

    (c)  A-3 Notes:                                                                                                    $677,833.33
           per $1,000 original principal amount:                                                                             $4.84

    (d)  A-4 Notes:                                                                                                    $664,983.73
           per $1,000 original principal amount:                                                                             $4.93

    (e)  B Notes:                                                                                                       $61,911.26
            per $1,000 original principal amount:                                                                            $2.48

    (f)   Total                                                                                                      $1,454,015.03

(3) Pool Balance at the end of the related Collection Period                                                       $299,657,117.51

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
         (ii)  A-1 Note Pool Factor:                                                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                $376,832.81
         (ii)  A-2 Note Pool Factor:                                                                                     0.0018842

    (c) (i)  outstanding principal amount of A-3 Notes:                                                            $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                                     1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                            $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                               $11,986,284.70
         (ii)  B Note Pool Factor:                                                                                       0.4794514

    (f) (i)  Deferred Purchase Price Balance                                                                        $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                                                      1.0000000

    (g) (i)  Certificate Balance                                                                                       $100,000.00
         (ii)  Certificate Pool Factor:                                                                                 1.00000000

(5)  Amount of Servicing Fee:                                                                                          $258,394.23
         per $1,000 Beginning of Collection Period:                                                                     1.12570408

(6)  Amount of Administration Fee:                                                                                         $166.67
         per $1,000 Beginning of Collection Period:                                                                     0.00072610

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $772,850.13

(9)  Amount in Spread Account:                                                                                      $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                               $73,751.65
===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Mar-00

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                             $0.00

    (b)  A-2 Notes:                                                                                                  $9,999,317.38
           per $1,000 original principal amount:                                                                            $50.00

    (c)  A-3 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                             $0.00

    (d)  A-4 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                             $0.00

    (e)  B Notes:                                                                                                      $416,638.22
           per $1,000 original principal amount:                                                                            $16.67

    (f)  Deferred Purchase Price:                                                                                            $0.00
           per $1,000 original principal amount:                                                                             $0.00

    (g)  Certificates:                                                                                                        0.00
           per $1,000 original principal amount:                                                                             $0.00

    (h)  Total:                                                                                                     $10,415,955.60

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                          $0.00
           per $1,000 original principal amount:                                                                             $0.00

    (b)  A-2 Notes:                                                                                                     $49,286.71
           per $1,000 original principal amount:                                                                             $0.25

    (c)  A-3 Notes:                                                                                                    $677,833.33
           per $1,000 original principal amount:                                                                             $4.84

    (d)  A-4 Notes:                                                                                                    $664,983.73
           per $1,000 original principal amount:                                                                             $4.93

    (e)  B Notes:                                                                                                       $61,911.26
           per $1,000 original principal amount:                                                                             $2.48

    (f)  Deferred Purchase Price:                                                                                       $61,896.67
           per $1,000 original principal amount:                                                                             $4.99

    (g)  Certificates:                                                                                                     $499.17
           per $1,000 original principal amount:                                                                             $4.99

    (h)  Total:                                                                                                      $1,516,410.87

(3)  Pool Balance at end of related Collection Period:                                                             $299,657,117.51

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
         (ii)  A-1 Note Pool Factor:                                                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                $376,832.81
         (ii)  A-2 Note Pool Factor:                                                                                     0.0018842

    (c) (i)  outstanding principal amount of A-3 Notes:                                                            $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                                     1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                            $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                               $11,986,284.70
         (ii)  C Note Pool Factor:                                                                                       0.4794514

    (f) (i)  Deferred Purchase Price Balance                                                                        $12,400,000.00
         (ii)  Certificate Pool Factor:                                                                                  1.0000000

    (g) (i)  Certificate Balance                                                                                        100,000.00
         (ii)  Certificate Pool Factor:                                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                                          $258,394.23
         per $1,000 Beginning of Collection Period:                                                                      1.1257041

(6)  Amount of Administration Fee:                                                                                         $166.67
         per $1,000 Beginning of Collection Period:                                                                      0.0007261

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $772,850.13

(9)  Amount in Spread Account:                                                                                      $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                               $73,751.65

===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                          15-Mar-00

(1)  Payment of Administration Fee to Administrator:                                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $1,454,015.03

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $10,415,955.60

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                    $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                         $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                           $499.17

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                             $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                             $258,394.23

(9) Release to Seller from Excess Collections over Distributions                                                             $0.00

Check for Error                                                                                                  NO ERROR
Sum of Above Distributions                                                                                       $12,190,927.37
Total Distribution Amount plus Releases to Seller                                                                $12,190,927.37

===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                            15-Mar-00
(1)  Total Distribution Amount:                                                                                     $12,190,927.37

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                $49,286.71

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                               $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                 $61,911.26

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $1,454,015.03
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                            0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $9,999,317.38

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                           96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                               $9,999,317.38

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                            0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                            0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                           $416,638.22

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                              4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                   $416,638.22

(34)  Noteholders' Principal Distribution Amount:                                                                   $10,415,955.60

(35)  Noteholders' Distributable Amount:                                                                            $11,869,970.63

(36)  Deposit to Spread Account (from excess collections):                                                             $320,790.07

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                           $12,499,916.99

    (b) the Note Balance                                                                                           $287,157,117.51

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                $320,790.07

(39)  Deffered Purchase Price Interest Distribution Amount:                                                             $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                  $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                    0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                     $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                 $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                 $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                      $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                                    $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                               0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                                $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                            $0.00

(44)  Certificates Principal Distribution Amount:                                                                            $0.00

(45)  Certificates Distribution Amount:                                                                                    $499.17

(46)  Servicing Fee:                                                                                                   $258,394.23
===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                    $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                   $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                                 $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                       $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $310,073,073.11

(50) After giving effect to all distributions on such Payment Date:

           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                 $376,832.81
           A-2 Note Pool Factor:                                                                                         0.0018842

           Outstanding Principal Balance of A-3 Notes:                                                             $140,000,000.00
           A-3 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                             $134,794,000.00
           A-4 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                                $11,986,284.70
           B Note Pool Factor:                                                                                           0.4794514

           Outstanding Principal Balance of the Deferred Purchase Price:                                            $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                          1.0000000

           Outstanding Principal Balance of the Certificates:                                                           100,000.00
           Certificate Pool Factor:                                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                           $772,850.13

(53)  Spread Account Balance after giving effect to all distributions:                                              $12,499,916.99


CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


                                                                      19-Mar-00
                                                                       05:13 AM
Prepared by  Sally Nelson  (414)                              File: us98-c3.xls
636-5637
                                                                 -------------------------------------------------------------------
                                                                     31-Oct-98         31-Oct-98         30-Nov-98       31-Dec-98
NPV Data Input Section                                           -------------------------------------------------------------------


Scheduled cash flows as of the indicated cutoff date             Pool 1 (Retail) Pool 2 (LPL) Cutoff Pool 3 (Retail)  Pool 4 Cutoff
Row 0 is total delinquent amount valued without discounting           Cutoff                              Cutoff

                                                                   1,575,417.93        893,634.21        219,386.35      33,131.38
                                                                  12,428,455.95      4,354,139.23      2,644,522.52     373,024.70
                                                                   7,371,846.12      4,674,788.83      1,584,402.47     331,825.70
                                                                   5,289,520.70      2,544,216.93      1,855,974.40     198,202.41
                                                                   5,549,122.56      2,881,522.46      1,704,737.57     253,145.06
                                                                   5,505,194.10      3,871,835.68      1,961,839.20     182,192.78
                                                                   4,841,682.97      2,994,089.99      1,921,414.50     308,642.59
                                                                   4,735,558.70      2,501,055.77      1,868,954.33     219,274.67
                                                                   7,284,400.76      1,980,387.14      2,141,734.04   1,091,139.13
                                                                   7,653,812.72      2,680,818.10      3,617,113.04     221,591.35
                                                                  21,545,307.93      3,075,152.55      2,351,879.43   1,318,785.71
                                                                  17,563,069.20      2,396,425.69     12,867,986.46   6,880,653.60
                                                                  13,896,057.40      3,406,721.59      8,634,128.19   2,171,880.61
                                                                   7,630,180.31      3,038,517.25      2,795,157.06     526,293.33
                                                                   7,333,548.54      5,607,985.11      1,931,437.32     267,480.99
                                                                   4,538,294.37      2,660,146.64      1,726,348.93     238,436.12
                                                                   4,735,598.76      3,431,092.35      1,693,724.42     260,467.73
                                                                   4,676,012.46      4,794,930.31      1,953,339.63     190,044.34
                                                                   4,279,116.05      3,585,222.15      1,847,727.58     338,461.53
                                                                   4,258,063.42      2,918,011.82      1,804,299.69     193,705.53
                                                                   4,834,936.67      2,702,553.33      2,020,268.67     896,254.51
                                                                   5,837,618.11      3,052,838.45      3,250,869.84     215,171.81
                                                                  18,406,951.02      3,387,245.79      2,265,861.38   1,366,028.67
                                                                  14,429,414.68      2,874,484.95     12,693,501.44   6,824,318.61
                                                                   9,799,857.01      3,050,881.01      8,518,011.39   2,152,830.95
                                                                   5,747,699.28      3,304,658.17      2,534,168.99     525,487.46
                                                                   6,646,864.59      4,872,982.01      1,826,923.92     266,675.12
                                                                   4,073,116.36      2,529,108.55      1,607,600.24     237,630.25
                                                                   4,242,598.85      3,440,621.84      1,589,325.37     258,887.95
                                                                   4,301,149.03      3,598,961.33      1,820,250.82     186,115.89
                                                                   3,931,310.80      3,438,274.88      1,696,093.38     336,881.75
                                                                   3,817,604.92      2,477,709.00      1,678,611.69     192,125.75
                                                                   4,410,871.91      1,630,415.36      1,892,656.68     884,331.10
                                                                   5,306,408.17      2,041,407.37      2,959,438.93     213,592.03
                                                                  17,223,090.60      2,413,573.36      1,977,856.42   1,327,375.07
                                                                  13,550,783.42      2,055,505.92     12,344,536.46   6,754,523.64
                                                                   8,821,655.67      1,957,189.55      8,124,445.59   2,077,491.32
                                                                   4,882,176.71      1,759,653.26      2,137,158.76     496,715.29
                                                                   5,611,324.84      2,311,011.13      1,494,488.17     224,642.11
                                                                   3,289,450.23      1,618,491.96      1,264,402.10     199,130.89
                                                                   3,234,177.22      1,965,389.75      1,214,337.67     244,162.29
                                                                   3,204,975.44      2,085,981.24      1,371,092.65     171,390.23
                                                                   2,927,498.69      2,155,442.07      1,336,450.33     308,779.73
                                                                   2,942,625.98      2,048,778.26      1,288,553.24     173,123.92
                                                                   3,391,248.11      1,282,570.89      1,535,024.03     805,125.15
                                                                   4,120,665.41      1,428,449.02      2,344,258.90     192,425.66
                                                                  14,086,732.21      1,063,786.42      1,574,209.35   1,290,026.06
                                                                   9,773,524.10      1,066,070.37     10,399,765.13   6,558,541.95
                                                                   5,934,968.38      1,193,865.28      6,707,017.01   1,935,987.48
                                                                   2,864,720.06      1,091,887.29      1,370,272.60     416,832.34
                                                                   3,473,332.00      1,511,046.96        914,610.17     136,546.60
                                                                   1,547,204.93        921,688.02        643,093.43     128,776.08
                                                                   1,532,851.50        729,104.05        539,291.51     182,994.25
                                                                   1,383,990.96      1,047,778.43        630,126.48      87,351.94
                                                                   1,093,526.42      1,351,693.73        647,505.70     244,252.16
                                                                   1,159,104.92      1,095,311.66        593,611.52     113,441.22
                                                                   1,490,135.83        222,192.60        805,506.57     585,805.47
                                                                   2,415,661.06         80,369.23      1,473,600.06     130,959.21
                                                                  10,473,190.48        301,655.28        855,709.82   1,155,440.97
                                                                   6,749,706.28         80,861.17      8,044,965.35   6,214,444.85
                                                                   3,600,290.25         89,459.32      5,281,694.34   1,670,381.52
                                                                   1,181,371.47        137,361.69        890,749.68     282,761.68
                                                                   1,317,014.18          7,213.44        508,368.45      69,159.38
                                                                     220,165.78         19,217.85        136,994.39      74,593.28
                                                                     157,479.31          9,491.94         89,798.40      61,103.02
                                                                     254,513.22        100,609.82         66,207.24      13,216.03
                                                                      21,238.46         34,119.17         57,752.19      26,734.25
                                                                      22,370.17        130,382.97         22,016.45       3,901.29
                                                                     133,181.56                 -         37,634.02     100,576.33
                                                                     118,180.66                 -        192,217.79       7,375.08
                                                                     541,767.57                 -        284,885.72     563,848.78
                                                                     352,439.24                 -        449,919.50     175,873.46
                                                                              -                 -                 -              -
                                                                              -                 -                 -              -
                                                                              -                 -                 -              -

Total Time Balance of Scheduled Cash Flows                       393,574,995.64    142,060,038.94    183,129,817.04  65,360,521.09




                                                                -------------------------------------------------------------------
NPV Data Input Section                                                03-Mar-00       03-Mar-00         03-Mar-00        03-Mar-00
Scheduled cash flows as of the indicated cutoff date            -------------------------------------------------------------------
Row 0 is total delinquent amount valued without discounting            Pool 1           Pool 2            Pool 3           Pool 4



                                                                   4,907,467.62     2,705,677.66      1,947,871.66       387,545.16
                                                                   3,934,594.27     4,037,756.39      1,454,576.96       262,912.43
                                                                   3,371,083.88     2,989,261.98      1,641,441.97       150,628.08
                                                                   3,498,928.72     2,240,305.53      1,547,418.61       165,510.40
                                                                   3,589,015.26     1,976,093.80      1,428,387.73       233,583.67
                                                                   4,391,557.46     2,390,841.91      1,570,617.22       169,057.84
                                                                  11,760,447.54     2,423,149.64      2,138,676.44       397,833.02
                                                                  10,634,655.90     2,434,103.53      1,694,334.32       168,426.60
                                                                   7,742,798.76     2,532,109.62      8,224,210.55       936,223.04
                                                                   4,530,806.64     2,780,250.19      4,790,251.36     2,574,941.08
                                                                   4,671,937.63     3,807,042.02      1,944,771.11     1,158,921.29
                                                                   3,233,471.49     2,118,477.96      1,267,549.48       193,549.93
                                                                   3,254,450.54     2,570,781.27      1,401,546.03       185,150.19
                                                                   3,300,909.11     2,881,010.08      1,286,807.46       173,470.14
                                                                   3,014,342.83     2,977,637.67      1,434,719.03       150,628.08
                                                                   2,997,327.65     2,070,711.05      1,405,187.67       138,435.42
                                                                   3,158,566.67     1,253,293.47      1,289,004.35       229,750.06
                                                                   3,898,459.10     1,505,327.18      1,451,510.29       162,515.37
                                                                  10,878,458.97     1,505,008.43      1,905,333.67       379,324.74
                                                                   9,787,291.14     1,683,176.72      1,570,070.18       148,663.94
                                                                   6,847,512.67     1,729,707.06      7,905,370.13       899,149.21
                                                                   3,809,070.59     1,448,391.92      4,477,855.88     2,492,692.20
                                                                   3,935,080.20     1,815,752.10      1,632,761.71     1,091,153.41
                                                                   2,636,939.92     1,179,176.12      1,001,025.84       175,770.86
                                                                   2,473,011.40     1,591,252.19      1,119,257.08       143,338.30
                                                                   2,456,698.09     1,618,408.66      1,006,138.25       161,371.52
                                                                   2,226,945.17     1,677,403.56      1,098,033.89       138,529.46
                                                                   2,307,082.35     1,640,091.17      1,100,650.67       126,336.80
                                                                   2,416,195.14     1,010,265.39        986,091.96       212,384.86
                                                                   2,969,006.43     1,072,243.78      1,162,334.84       150,416.75
                                                                   8,503,470.90       688,616.49      1,462,288.03       357,432.87
                                                                   6,858,589.69       849,602.79      1,247,731.17       136,565.32
                                                                   4,457,286.18       743,166.74      6,377,982.76       886,388.66
                                                                   2,187,531.29       809,773.49      3,324,987.98     2,349,581.30
                                                                   2,284,326.12     1,112,065.66        991,723.60     1,018,843.92
                                                                   1,184,286.68       733,006.66        536,396.86       131,312.38
                                                                   1,085,174.25       632,510.41        591,934.67        76,159.02
                                                                   1,002,669.72       815,264.15        461,116.00       109,446.84
                                                                     785,697.97     1,201,198.55        502,229.58        98,203.46
                                                                     879,454.26       908,611.07        535,041.14        75,370.86
                                                                     979,838.10       171,579.56        416,929.32       162,011.25
                                                                   1,588,465.01        41,417.19        612,034.87       107,299.92
                                                                   5,979,644.74       215,905.26        943,550.82       231,043.60
                                                                   4,240,332.60        70,380.29        704,343.05        89,162.63
                                                                   2,739,169.45        78,963.44      4,597,356.60       758,799.10
                                                                     964,058.86        79,663.44      2,337,448.45     2,148,905.54
                                                                     817,853.29         7,213.44        574,749.48       809,004.25
                                                                     202,405.46        19,217.85        221,888.99        60,071.64
                                                                     128,553.77         6,214.94        140,131.71        43,259.35
                                                                      66,554.21        90,113.94         82,259.68        61,405.34
                                                                      10,170.75        23,623.29         58,668.52        22,874.39
                                                                      18,449.16        30,510.00         36,294.07        13,216.03
                                                                      96,752.23             0.00         14,477.73        26,734.25
                                                                      69,826.47             0.00         30,640.83         3,901.29
                                                                     452,780.95             0.00        138,944.08        64,594.75
                                                                     223,131.92             0.00        226,233.10         7,733.54
                                                                           0.00             0.00        296,843.27       453,257.19
                                                                           0.00             0.00              0.00       165,052.36
                                                                      14,038.68             0.00              0.00        11,419.69
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00
                                                                           0.00             0.00              0.00             0.00

Total Time Balance of Scheduled Cash Flows                       186,454,625.85    72,993,326.70     90,348,032.70    24,437,264.59


CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
$100,000  6.20% Asset Certificates



                                                        Settle Date      18-Nov-98
Prepared by  Sally Nelson  (414) 636-5637                                 03/19/00       05:13 AM


Scheduled Payment Date                                                                                                    15-Mar-00
Actual Payment Date                                                                                                       15-Mar-00
Collection Period Begin Date                                                                                              05-Feb-00
Collection Period End Date                              31-Oct-98      31-Oct-98    30-Nov-98   31-Dec-98                 03-Mar-00
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                          $13,109,813.47

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
                                                                                                                              $0.00
Total Warranty Repurchases

Total Collections For The Period                                                                                     $13,109,813.47

    Pool Balance (Beg. of Collection Period)                                                                        $338,550,629.59
    Pool Balance (End of Collection Period)                                                                         $327,463,578.81

Total Receivables Collection                                                                                         $13,109,813.47
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                                  $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                                 $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                       $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                             $115,914.93
Pre-Funding Account Reinvestment Income                                                                                       $0.00

    Total Distribution Amount                                                                                        $13,225,728.40

MISCELLANEOUS DATA

    Total Collateral
    Scheduled Amounts 30 - 59 days past due                                                                           $2,766,625.60
    Scheduled Amounts 60 days or more past due                                                                        $3,565,325.32
    Net Losses on Liquidated Receivables                                                                                $306,285.01
    Number of Loans at Beginning of Period                                                                                   12,138
    Number of Loans at End of Period                                                                                         11,928
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                        $0.00

Pre-Funding Account Reinvestment Income                                                                                       $0.00


CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
$100,000  6.20% Asset Backed Certificates


Actual Payment Date                                                                                                     15-Mar-00
Collection Period Begin Date                                                                                            05-Feb-00
Collection Period End Date                                                                                              03-Mar-00


PART II -- SUMMARY



Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                  $338,539,841.87
    A-1 Note Beginning Principal Balance                                                                                    $0.00
    A-2 Note Beginning Principal Balance                                                                           $41,290,933.82
    A-3 Note Beginning Principal Balance                                                                          $110,000,000.00
    A-4 Note Beginning Principal Balance                                                                          $148,350,000.00
    B Note Beginning Principal Balance                                                                             $17,773,908.05
    Deferred Purchase Price Beginning Principal Balance                                                            $21,025,000.00
    Certificate Beginning Principal Balance                                                                           $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price
and Certificates (End of Period)                                                                                  $327,452,791.09

    A-1 Note Principal Balance (End of Period)                                                                              $0.00
                                     A-1 Note Pool Factor (End of Period)                                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                                     $30,785,953.20
                                     A-2 Note Pool Factor (End of Period)                                               0.1231438
    A-3 Note Principal Balance (End of Period)                                                                    $110,000,000.00
                                     A-3 Note Pool Factor (End of Period)                                               1.0000000
    A-4 Note Principal Balance (End of Period)                                                                    $148,350,000.00
                                     A-4 Note Pool Factor (End of Period)                                               1.0000000
    B Note Principal Balance (End of Period)                                                                       $17,191,837.89
    Deferred Purchase Price Principal Balance (End of Period)                                                      $21,025,000.00
                                     Deferred Purchase Price Pool Factor (End of Period)                                1.0000000
    Certificate Principal Balance (end of Period)                                                                     $100,000.00
                                     Certificate Pool Factor (endof Period)                                             1.0000000

COLLATERAL VALUE DECLINE                                                                                           $11,087,050.78
    Pool Balance (Beg. of Collection Period)                                                                      $338,550,629.59
    Pool Balance (End of Collection Period)                                                                       $327,463,578.81

Total Distribution Amount (TDA)                                                                                    $13,225,728.40
    Total Collections and Investment Income for the Period                                                         $13,225,728.40
    Negative Carry Withdrawls                                                                                               $0.00
    Yield Supplement Withdrawals                                                                                            $0.00

Principal Distribution Amount  (PDA)                                                                               $11,087,050.78

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                            $11,087,050.78
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                         $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $10,504,980.61
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                         $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                         $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                     $582,070.17
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                  $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                     $0.00

Interest Distributable Amount                                                                                       $1,589,419.97
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                      $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                $188,906.02
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                $506,000.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                $693,536.25
    Noteholders' Interest Distributable Amount applicable to B Notes                                                   $91,831.86
    Deferred Purchase Price Interest Distributable Amount                                                             $108,629.17
    Certificateholders' Interest Distributable Amount                                                                     $516.67


Spread Account
    Beginning Spread Account Balance                                                                               $13,000,215.75
    Deposit to Spread Account from Pre-Funding Account                                                                      $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $658,236.82
    Distribution from Spread Account for Interest/Principal Shortfall                                                       $0.00

    Specified Spread Account Balance                                                                               $13,000,215.75
    Ending Spread Account Balance (after distributions)                                                            $13,000,215.75

Credit Enhancement                                                                                                          3.97%
    Spread account % of Ending Pool Balance                                                                                 3.97%
    Overcollateralization % of Ending Pool Balance                                                                          0.00%

Scheduled Amounts 30 - 59 days past due                                                                            $2,766,625.60
                                     as % of Ending Pool Balance                                                            0.84%
Scheduled Amounts 60 days or more past due                                                                         $3,565,325.32
                                     as % of Ending Pool Balance                                                            1.09%


Net Losses on Liquidated Receivables                                                                                  $306,285.01
                                     as % of Ending Pool                                                                    0.09%
                                     Balance


Pre-Funding Account Reinvestment Income


    PART III -- SERVICING                                                                                               15-Mar-00

PART III-SERVICING CALCULATIONS                           15-Mar-00


    1.  SOURCES AND USES OF COLLECTION                    Pool 1 (Retail)   Pool 2 (LPL) Cutoff   Pool 3 (Retail)    Pool 4 Cutoff
    ACCOUNT BALANCE                                           Cutoff                                  Cutoff

    Wtd. Avg. APR                                            8.689%              8.689%              8.577%           8.504%
    Contract Value (Beg. of Collection Period), by
    origination pool
    Contract Value  (End of Collection Period), by        $327,736,982.68     $120,892,288.63     $149,354,402.32   $52,027,114.09
    origination pool
    Contract Value Decline

    Initial Pool Balance
    Pool Balance (End of Collection

    Period)

    Collections and Investment
    Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount

    (PDA)

    Initial B Percentage

    Unscheduled Principal (per
    pool)
    Total Unscheduled Principal

    2.  CALCULATION OF
    DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount

    A-1 Note Beginning Principal
    Balance
    A-1 Noteholders' Principal Carryover Shortfall
    (Previous Period)

    A-1 Noteholders' Share of the Principal Distribution
    Amount
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund
    Acct. Pmt.)

    One-Time Excess Prefunding
    Account Payment
    A-1 Noteholders' Principal Distributable Amount
    (including Carryover Shortfall)

    Principal Distributable Amount
    Remaining

    A-2 Note Beginning Principal
    Balance
    A-2 Noteholders' Principal Carryover Shortfall
    (Previous Period)

    A-2 Noteholders' Share of the Principal Distribution
    Amount
    A-2 Noteholders' Principal Distributable Amount
    (including Carryover Shortfall)

    Principal Distributable Amount
    Remaining

    A-3 Note Beginning Principal
    Balance
    A-3 Noteholders' Principal Carryover Shortfall
    (Previous Period)

    A-3 Noteholders' Share of the Principal Distribution
    Amount
    A-3 Noteholders' Principal Distributable Amount
    (including Carryover Shortfall)

    Principal Distributable Amount
    Remaining

    A-4 Note Beginning Principal
    Balance
    A-4 Noteholders' Principal Carryover Shortfall
    (Previous Period)

    A-4 Noteholders' Share of the Principal Distribution
    Amount
    A-4 Noteholders' Principal Distributable Amount
    (including Carryover Shortfall)

    Principal Distributable Amount
    Remaining

    B Note Beginning Principal
    Balance
    B Noteholders' Principal Carryover Shortfall (Previous
    Period)

    B Noteholders' Share of the
    Principal Distribution Amount
    B Noteholders' Principal Distributable Amount
    (including Carryover Shortfall)

    Principal Distributable Amount
    Remaining

    Deferred Purchase Price Beginning
    Principal Balance
    Deferred Purchase Price Principal Carryover Shortfall
    (Previous Period)

    Deferred Purchase Price Share of the Principal
    Distribution Amount
    Deferred Purchase Price Principal Distributable Amount
    (including Carryover Shortfall)

    Certificate Purchase Price
    Beginning Principal Balance
    Certificateholders' Principal Carryover Shortfall
    (Previous Period)

    Certificateholders' Share of the Principal
    Distribution Amount
    Certificateholders' Principal Distributable Amount
    (including Carryover Shortfall)

    Interest Accrued on Class A-1 Notes this period                     5.4200%             ACT/360
    Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to A-1 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable
    to A-1 Notes

    Interest Accrued on Class A-2 Notes this period                     5.4900%              30/360
    Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to A-2 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable
    to A-2 Notes

    Interest Accrued on Class A-3 Notes this period                     5.5200%              30/360
    Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to A-3 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable
    to A-3 Notes

    Interest Accrued on Class A-4 Notes this period                     5.6100%              30/360
    Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to A-4 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable
    to A-4 Notes

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period
    Offered Noteholders' Interest Carryover Shortfall
    (Previous Period)
    Interest Due (in Arrears) on above Shortfall
    Offered Noteholders' Interest
    Distributable Amount

    Interest Accrued on Class B Notes this period                       6.2000%              30/360
    Noteholders' Interest Carryover Shortfall (Previous
    Period) applicable to B Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable
    to B Notes

    Interest Accrued on Deferred                                        6.2000%              30/360
    Purchase Price this period
    Deferred Purchase Price Interest Carryover Shortfall
    (Previous Period)

    Interest Due (in Arrears) on Above Shortfall
    Deferred Purchase Price Interest
    Distributable Amount

    Interest Accrued on                                                 6.2000%              30/360
    Certificates this period
    Certificateholders' Interest Carryover Shortfall
    (Previous Period)

    Interest Due (in Arrears) on
    Above Shortfall
    Certificateholders' Interest
    Distributable Amount






    1.  SOURCES AND USES OF COLLECTION                               Pool 1            Pool 2            Pool 3             Pool 4
    ACCOUNT BALANCE

    Wtd. Avg. APR                                                    8.689%            8.689%            8.577%             8.504%
    Contract Value (Beg. of Collection Period), by          $168,485,836.19    $68,251,207.84    $80,358,634.15     $21,454,951.41
    origination pool
    Contract Value  (End of Collection Period), by          $163,119,386.81    $65,614,106.33    $78,162,075.67     $20,568,010.00
    origination pool
    Contract Value Decline                                    $5,366,449.38     $2,637,101.51     $2,196,558.48        $886,941.41
                                                                      3.19%             3.86%             2.73%              4.13%
    Initial Pool Balance                                    $650,010,787.72
    Pool Balance (End of Collection                         $327,463,578.81

    Period)

    Collections and Investment                               $13,225,728.40
    Income for the period
    Negative Carry Withdrawls                                         $0.00
    Yield Supplement Withdrawals                                      $0.00

    Total Distribution Amount (TDA)                          $13,225,728.40
    Principal Distribution Amount (PDA)                      $11,087,050.78

    Initial B Percentage                                            5.250%

    Unscheduled Principal (per pool)                                 $0.00            $0.00            $0.00           $227,401.84
    Total Unscheduled Principal                                $227,401.84

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount                           11,087,050.78

    A-1 Note Beginning Principal Balance                             $0.00
    A-1 Noteholders' Principal Carryover Shortfall                   $0.00
    A-1 Noteholders' Share of the Principal Distribution              0.00%
    Amount (including One-Time Excess Prefund Amount
    Preliminary A-1 Noteholders' Principal Distributable             $0.00
    Acct. Pmt.)

    One-Time Excess Prefunding Account Payment                       $0.00
    A-1 Noteholders' Principal Distributable Amount                  $0.00
    (including Carryover Shortfall)

    Principal Distributable Amount Remaining                $11,087,050.78

    A-2 Note Beginning Principal Balance                    $41,290,933.82
    A-2 Noteholders' Principal Carryover Shortfall                   $0.00
    (Previous Period)
    A-2 Noteholders' Share of the Principal Distribution             94.75%
    Amount
    A-2 Noteholders' Principal Distributable Amount         $10,504,980.61
    (including Carryover Shortfall)

    Principal Distributable Amount Remaining                   $582,070.17


    A-3 Note Beginning Principal Balance                   $110,000,000.00
    A-3 Noteholders' Principal Carryover Shortfall                   $0.00
    (Previous Period)
    A-3 Noteholders' Share of the Principal Distribution              0.00%
    Amount
    A-3 Noteholders' Principal Distributable Amount                  $0.00
    (including Carryover Shortfall)

    Principal Distributable Amount Remaining                   $582,070.17

    A-4 Note Beginning Principal Balance                   $148,350,000.00
    A-4 Noteholders' Principal Carryover Shortfall                   $0.00
    (Previous Period)
    A-4 Noteholders' Share of the Principal Distribution              0.00%
    Amount
    A-4 Noteholders' Principal Distributable Amount                  $0.00
    (including Carryover Shortfall)

    Principal Distributable Amount Remaining                   $582,070.17

    B Note Beginning Principal Balance                      $17,773,908.05
    B Noteholders' Principal Carryover Shortfall (Previous           $0.00
    Period)
    B Noteholders' Share of the                                       5.25%
    Principal Distribution Amount
    B Noteholders' Principal Distributable Amount              $582,070.17
    (including Carryover Shortfall)

    Principal Distributable Amount Remaining                         $0.00


    Deferred Purchase Price Beginning Principal Balance      $21,025,000.00
    Deferred Purchase Price Principal Carryover Shortfall           $0.00
    (Previous Period)
    Deferred Purchase Price Share of the Principal                   0.00%
    Distribution Amount
    Deferred Purchase Price Principal Distributable Amoun           $0.00
    (including Carryover Shortfall)

    Certificate Purchase Price                                $100,000.00
    Beginning Principal Balance
    Certificateholders' Principal Carryover Shortfall               $0.00
    (Previous Period)

    Certificateholders' Share of the Principal                       0.00%
    Distribution Amount
    Certificateholders' Principal Distributable Amount              $0.00
    (including Carryover Shortfall)

    Interest Accrued on Class A-1 Notes this period                 $0.00
    Noteholders' Interest Carryover Shortfall (Previous             $0.00
    Period) applicable to A-1 Notes
    Interest Due (in Arrears) on above Shortfall                    $0.00
    Noteholders' Interest Distributable Amount applicable           $0.00
    to A-1 Notes

    Interest Accrued on Class A-2 Notes this period           $188,906.02
    Noteholders' Interest Carryover Shortfall (Previous             $0.00
    Period) applicable to A-2 Notes
    Interest Due (in Arrears) on above Shortfall                    $0.00
    Noteholders' Interest Distributable Amount applicable     $188,906.02
    to A-2 Notes

    Interest Accrued on Class A-3 Notes this period           $506,000.00
    Noteholders' Interest Carryover Shortfall (Previous             $0.00
    Period) applicable to A-3 Notes
    Interest Due (in Arrears) on above Shortfall                    $0.00
    Noteholders' Interest Distributable Amount applicable     $506,000.00
    to A-3 Notes

    Interest Accrued on Class A-4 Notes this period           $693,536.25
    Noteholders' Interest Carryover Shortfall (Previous             $0.00
    Period) applicable to A-4 Notes
    Interest Due (in Arrears) on above Shortfall                    $0.00
    Noteholders' Interest Distributable Amount applicable     $693,536.25
    to A-4 Notes

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes   $1,388,442.27
    this period
    Offered Noteholders' Interest Carryover Shortfall               $0.00
    (Previous Period)
    Interest Due (in Arrears) on above Shortfall                    $0.00
    Offered Noteholders' Interest                           $1,388,442.27
    Distributable Amount

    Interest Accrued on Class B                                $91,831.86
    Notes this period
    Noteholders' Interest Carryover Shortfall (Previous             $0.00
    Period) applicable to B Notes
    Interest Due (in Arrears) on above Shortfall                    $0.00
    Noteholders' Interest Distributable Amount applicable      $91,831.86
    to B Notes

    Interest Accrued on Deferred                              $108,629.17
    Purchase Price this period
    Deferred Purchase Price Interest Carryover Shortfall            $0.00
    (Previous Period)
    Interest Due (in Arrears) on Above Shortfall                    $0.00
    Deferred Purchase Price Interest                          $108,629.17
    Distributable Amount

    Interest Accrued on                                           $516.67
    Certificates this period
    Certificateholders' Interest Carryover Shortfall                $0.00
    (Previous Period)

    Interest Due (in Arrears) on Above Shortfall                    $0.00
    Certificateholders' Interest                                  $516.67
    Distributable Amount





    3.  ALLOCATION OF DISTRIBUTION
    AMOUNTS


    a. Total Distribution Amount (TDA)                                                                           $13,225,728.40

    Administration Fee Shortfall (Previous Period)                                                                        $0.00
    Administration Fee Accrued during this Period                      $500.00 per quarter                              $166.67
    Administration Fee Paid this Period from TDA                                                                        $166.67
    Administration Fee Shortfall                                                                                          $0.00

    Total Distribution Amount Remaining                                                                          $13,225,561.73

    Noteholders' Interest Carryover Shortfall (Previous                                                                   $0.00
    Period) applicable to A-1 Notes
    Interest Due (in Arrears) on above Shortfall                                                                          $0.00

 Interest Accrued on Class A-1 Notes this period                                                                          $0.00
    Noteholders' Interest applicable to A-1 Notes Paid                                                                    $0.00
    this Period from TDA
    Preliminary Noteholders' Interest Carryover Shortfall                                                                 $0.00
    (Current Period) applicable to A-1 Notes
    Noteholders' Interest Carryover Shortfall (Previous                                                                   $0.00
    Period) applicable to A-2 Notes
    Interest Due (in Arrears) on above Shortfall                                                                          $0.00
    Interest Accrued on Class A-2                                                                                   $188,906.02
    Notes this period
    Noteholders' Interest applicable to A-2 Notes Paid                                                              $188,906.02
    this Period from TDA
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00

    Noteholders' Interest Carryover Shortfall (Previous                                                                   $0.00
    Period) applicable to A-3 Notes
    Interest Due (in Arrears) on above Shortfall                                                                          $0.00
    Interest Accrued on Class A-3                                                                                   $506,000.00
    Notes this period
    Noteholders' Interest applicable to A-3 Notes Paid                                                              $506,000.00
    this Period from TDA
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00

    Noteholders' Interest Carryover Shortfall (Previous                                                                   $0.00
    Period) applicable to A-4 Notes
    Interest Due (in Arrears) on above Shortfall                                                                          $0.00
    Interest Accrued on Class A-4                                                                                   $693,536.25
    Notes this period
    Noteholders' Interest applicable to A-4 Notes Paid                                                              $693,536.25
    this Period from TDA
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                        $0.00

    Offered Noteholders' Interest Carryover Shortfall                                                                     $0.00
    (Previous Period)
    Interest Due (in Arrears) on above Shortfall                                                                          $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes                                                         $1,388,442.27
    this period
    Offered Noteholders' Interest Paid                                                                            $1,388,442.27
    this Period from TDA
    Preliminary A Noteholders' Interest Carryover                                                                         $0.00
    Shortfall (Current Period)

    Total Distribution Amount                                                                                    $11,837,119.46
    Remaining

    Noteholders' Interest Carryover Shortfall (Previous                                                                   $0.00
    Period) applicable to B Notes
    Interest Due (in Arrears) on above Shortfall                                                                          $0.00
    Interest Accrued on B Notes this period                                                                          $91,831.86
    Noteholders' Interest applicable to B Notes Paid this                                                            $91,831.86
    Period from TDA
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00

    Total Distribution Amount                                                                                    $11,745,287.60
    Remaining

    A-1 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Previous Period)
    A-1 Noteholders' Monthly Principal Distributable                                                                      $0.00
    Amount (including Caryover Shortfall)

    A-1 Noteholders' Principal Distributable Amount Paid                                                                  $0.00
    from TDA
    Preliminary A-1 Noteholders' Principal Carryover                                                                      $0.00
    Shortfall (Current Period)
    Total Distribution Amount Remaining                                                                          $11,745,287.60

    A-2 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Previous Period)
    A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                       $10,504,980.61
    A-2 Noteholders' Principal Distributable Amount Paid                                                         $10,504,980.61
    from TDA
    Preliminary A-2 Noteholders' Principal Carryover                                                                      $0.00
    Shortfall (Current Period)

    Total Distribution Amount Remaining                                                                           $1,240,306.99

    A-3 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Previous Period)
    A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                $0.00
    A-3 Noteholders' Principal Distributable Amount Paid                                                                  $0.00
    from TDA
    Preliminary A-3 Noteholders' Principal Carryover                                                                      $0.00
    Shortfall (Current Period)

    Total Distribution Amount Remaining                                                                           $1,240,306.99

    A-4 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Previous Period)
    A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                $0.00
    A-4 Noteholders' Principal Distributable Amount Paid                                                                  $0.00
    from TDA
    Preliminary A-4 Noteholders' Principal Carryover                                                                      $0.00
    Shortfall (Current Period)

    Total Distribution Amount Remaining                                                                           $1,240,306.99

    B Noteholders' Principal Carryover Shortfall (Previous                                                                $0.00
    Period)
    B Noteholders' Monthly Principal Distributable Amount                                                           $582,070.17
    (including Caryover Shortfall)
    B Noteholders' Principal Distributable Amount Paid                                                              $582,070.17
    from TDA
    Preliminary B Noteholders' Principal Carryover                                                                        $0.00
    Shortfall (Current Period)

    Total Excess Distribution Amount Remaining                                                                      $658,236.82

    4.  RECONCILIATION OF
    PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account                                                                                         $0.00
    Balance

    New Collateral Purchased                                                                                              $0.00
    Deposit to Spread Account                                             2.00%                                           $0.00
    Deposit to Yield Supplement                                                                                           $0.00
    Account
    Payment to Seller                                                                                                     $0.00
    Payment to Class A-1 after                                                                                            $0.00
    Funding is Complete

    Ending Pre-Funding Account                                                                                            $0.00
    Balance

    Excess Pre-Funded                                                                                                     $0.00
    Amount/(Payment to Sellers)

    Adjusted Ending Pre-Funding                                                                                           $0.00
    Account Balance

    5.  RECONCILIATION OF NEGATIVE
    CARRY ACCOUNT

    Beginning Negative Carry                                                                                              $0.00
    Account Balance
    Negative Carry                                                                                                    3.052000%
    Number of Days Remaining                                                               177 days                      0 days

    Pre-Funded Percentage                                                                                                0.000%
    Negative Carry Withdrawls                                                                                             $0.00
    Cumulative Negative Carry                                                                                       $593,232.45
    Withdrawls
    Maximum Negative Carry Amount                                                                                         $0.00
    Required Negative Carry Account                                                                                       $0.00
    Balance
    Interim Ending Negative Carry                                                                                         $0.00
    Account Balance
    Negative Carry Amount Released                                                                                        $0.00
    to Seller

    Ending Negative Carry Account                                                                                         $0.00
    Balance

    6.  RECONCILATION OF YIELD
    SUPPLEMENT ACCOUNT

    Beginning Yield Supplement                                                                                      $411,625.97
    Account Balance
    Deposit to Yield Supplement Account from Pre-Funding                                                                  $0.00
    Account
    Receivables Percentage                                                                                              100.00%
    Withdrawal of Yield Supplement                                                                                        $0.00
    Amount
    Maximum Yield Supplement Amount                                                                                 $411,625.97
    Required Yield Supplement Amount                                                                                $411,625.97
    Interim Yield Supplement                                                                                        $411,625.97
    Account Balance
    Yield Supplement Amount                                                                                               $0.00
    Released to Seller

    Ending Yield Supplement Account                                                                                 $411,625.97
    Balance

    7.  DISTRIBUTIONS FROM SPREAD
    ACCOUNT

    Beginning Spread Account Balance                                                                             $13,000,215.75
    Deposit to Spread Account from                                                                                        $0.00
    Pre-Funding Account
    Deposit to Spread Account from Excess Collections over                                                          $658,236.82
    Distributions

    Distribution from Spread Account to Noteholders' Distr. Account                                                       $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to                           $0.00
    A-1 Notes
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to                           $0.00
    A-2 Notes
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to                           $0.00
    A-3 Notes
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to                           $0.00
    A-4 Notes




    Remaining Distributed Spread Account Amount to                                                                       $0.00
    Noteholders' Distr. Account

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B                         $0.00
    Notes

    Remaining Distributed Spread Account Amount to                                                                        $0.00
    Noteholders' Distr. Account
    Adj to Preliminary A-1 Noteholders' Principal                                                                         $0.00
    Carryover Shortfall (Current Period)

    Adj to Preliminary A-2 Noteholders' Principal                                                                         $0.00
    Carryover Shortfall (Current Period)
    Adj to Preliminary A-3 Noteholders' Principal                                                                         $0.00
    Carryover Shortfall (Current Period)

    Adj to Preliminary A-4 Noteholders' Principal                                                                         $0.00
    Carryover Shortfall (Current Period)

    Remaining Distributed Spread Account Amount to                                                                        $0.00
    Noteholders' Distr. Account
    Adj to Preliminary B Noteholders' Principal Carryover                                                                 $0.00
    Shortfall (Current Period)

    Preliminary Spread Account                                                                                   $13,658,452.57
    Balance Remaining

    Cumulative Realized Losses since 31-July-98 (Cut-off                                                          $3,165,122.92
    Date)
    Are Cum. Realized Losses < 2.25% of                                                                     NO
    Initial Pool Balance?

    12*(Realized Losses during Collection Period + Repos                                                          $3,675,420.12
    at end of Collection Period)
    Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg.                                         NO
    Pool Balance?

    60 day or < Delinquent                                                                                        $3,565,325.32
    Scheduled Amounts
    Are 60 day or < Delinquencies < 2.25% of Ending Pool                                                    NO
    Balance?
    Are any of the three conditions                                                                        NO
    "YES"?

    Preliminary A-1 Note Principal                                                                                        $0.00
    Balance (End of Period)
    Preliminary A-2 Note Principal                                                                               $30,785,953.20
    Balance (End of Period)

    Preliminary A-3 Note Principal                                                                              $110,000,000.00
    Balance (End of Period)
    Preliminary A-4 Note Principal                                                                              $148,350,000.00
    Balance (End of Period)

    Preliminary B Note Principal                                                                                 $17,191,837.89
    Balance (End of Period)
    Preliminary Total Principal Balance of Notes  (End of                                                       $306,327,791.09
    Period)

    Specified Spread Account Balance
                                                                                                                  13,000,215.75

    Lesser of:

    (a) 2.00% of the Initial Pool                                         2.00%
    Balance                                                                                                       13,000,215.75

    (b) the Note Balance                                                                                         306,327,791.09

    Preliminary Spread Account                                                                                   $13,658,452.57
    Balance Remaining
    Preliminary Excess Amount in                                                                                    $658,236.82
    Spread Account
    Preliminary Shortfall Amount in                                                                                       $0.00
    Spread Account

    Deposit to Spread Account from Remaing Excess                                                                         $0.00
    Distribution

    Spread Account Excess                                                                                           $658,236.82

    Ending Spread Account Balance                                                                                $13,000,215.75
    (after distributions)
    Net Change in Spread Account                                                                                          $0.00
    Balance

    Total Excess Distribution                                                                                       $658,236.82
    Amount Remaining

    Deferred Purchase Price Interest Carryover Shortfall                                                                  $0.00
    (Previous Period)
    Interest Due (in Arrears) on                                                                                          $0.00
    Above Shortfall
    Interest Accrued on Deferred                                                                                    $108,629.17
    Purchase Price this period
    Deferred Purchase Price Interest Paid from Excess                                                               $108,629.17
    Distribution
    Preliminary Deferred Purchase Price Interest Carryover                                                                $0.00
    Shortfall (Current Period)

    Certificateholders' Interest Carryover Shortfall                                                                      $0.00
    (Previous Period)
    Interest Due (in Arrears) on                                                                                          $0.00
    Above Shortfall
    Interest Accrued on                                                                                                 $516.67
    Certificates this period
    Certificateholders' Interest Paid                                                                                   $516.67
    from Excess Distribution
    Certificateholders' Interest Carryover Shortfall                                                                      $0.00
    (Current Period)

    Total Excess Distribution                                                                                       $549,090.98
    Amount Remaining

    Deferred Purchase Price Principal Carryover Shortfall                                                                 $0.00
    (Previous Period)
    Deferred Purchase Price Principal Distributable Amount current period (including Carryover                            $0.00
    Shortfall)

    Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate                              $0.00
    Excess Distrbution
    Preliminary Deferred Purchase Price Principal                                                                         $0.00
    Carryover Shortfall (Current Period)

    Certificateholders' Principal Carryover Shortfall                                                                     $0.00
    (Previous Period)
    Certificateholders' Principal Distributable Amount current period (including Carryover                                $0.00
    Shortfall)

    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess                           $0.00
    Distrbution
    Preliminary Certificateholders' Principal Carryover                                                                   $0.00
    Shortfall (Current Period)

    Total Excess Distribution                                                                                       $549,090.98
    Amount Remaining

    Servicing Fee Shortfall                                                                                               $0.00
    (Previous Period)
    Servicing Fees Accrued during                                         1.00%                                     $282,125.52
    this Period
    Adjustment to Servicing Fee                                                                                           $0.00
    Adjustment to Excess Distribution                                                                                     $0.00
    Amount Remaining
    Servicing Fees Paid this Period                                                                                 $282,125.52
    from Excess Distribution
    Servicing Fee Shortfall                                                                                               $0.00

    Total Excess Distribution                                                                                       $266,965.46
    Amount Remaining

    8.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current                                                                    $0.00
    Period) applicable to A-1 Notes
    Noteholders' Interest Carryover Shortfall (Current                                                                    $0.00
    Period) applicable to A-2 Notes
    Noteholders' Interest Carryover Shortfall (Current                                                                    $0.00
    Period) applicable to A-3 Notes
    Noteholders' Interest Carryover Shortfall (Current                                                                    $0.00
    Period) applicable to A-4 Notes
    Noteholders' Interest Carryover Shortfall (Current                                                                    $0.00
    Period) applicable to B Notes
    A-1 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Current Period)
    A-2 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Current Period)
    A-3 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Current Period)
    A-4 Noteholders' Principal Carryover Shortfall                                                                        $0.00
    (Current Period)
    B Noteholders' Principal Carryover Shortfall (Current                                                                 $0.00
    Period)
    Deferred Purchase Price Interest Carryover Shortfall                                                                  $0.00
    (Current Period)
    Deferred Purchase Price Principal Carryover Shortfall                                                                 $0.00
    (Current Period)
    Certificateholders' Interest Carryover Shortfall                                                                      $0.00
    (Current Period)
    Certificateholders' Principal Carryover Shortfall                                                                     $0.00
    (Current Period)

    A-1 Note Principal Balance (End                                                                                       $0.00
    of Period)
    A-2 Note Principal Balance (End                                                                              $30,785,953.20
    of Period)
    A-3 Note Principal Balance (End                                                                             $110,000,000.00
    of Period)
    A-4 Note Principal Balance (End                                                                             $148,350,000.00
    of Period)
    B Note Principal Balance (End                                                                                $17,191,837.89
    of Period)
    Deferred Purchase Price Principal                                                                            $21,025,000.00
    Balance (End of Period)
    Certificate Principal Balance                                                                                   $100,000.00
    (end of Period)
    Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                  $327,452,791.09

    A-1 Note Pool Factor (End of                                 $86,400,000.00                                       0.0000000
    Period)
    A-2 Note Pool Factor (End of                                $250,000,000.00                                       0.1231438
    Period)

    A-3 Note Pool Factor (End of                                $110,000,000.00                                       1.0000000
    Period)
    A-4 Note Pool Factor (End of                                $148,350,000.00                                       1.0000000
    Period)

    B Note Pool Factor (End of                                   $34,125,000.00                                       0.5037901
    Period)
    Deferred Purchase Price Pool Factor                          $21,025,000.00                                       1.0000000
    (End of Period)

    Certificate Pool Factor (endof                                  $100,000.00                                       1.0000000
    Period)
    Total Notes, Deferred Purchase Price & Certificates                                                               0.5037735
    Pool Factor (End of Period)

    Specified Spread Account Balance (after all                                                                  $13,000,215.75
    distributions and adjustments)

    Yield Supplement Account Balance (after $411,625.97 alldistributions and adjustment):




CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS


$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
 $21,025,000  6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                         15-Mar-00


(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                       $0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (b)   A-2 Notes:                                                                                             $10,504,980.61
            per $1,000 original                                                                                          $42.02

    principal amount:

    (c)   A-3 Notes:                                                                                                      $0.00
            per $1,000 original                                                                                           $0.00

    principal amount:

    (d)   A-4 Notes:                                                                                                      $0.00
            per $1,000 original                                                                                           $0.00

    principal amount:

    (e)   B Notes:                                                                                                  $582,070.17
            per $1,000 original                                                                                          $17.06

    principal amount:

    (f)   Total                                                                                                  $11,087,050.78

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                                       $0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (b)   A-2 Notes:                                                                                                $188,906.02
            per $1,000 original                                                                                           $0.76

    principal amount:

    (c)  A-3 Notes:                                                                                                 $506,000.00
           per $1,000 original                                                                                            $4.60

    principal amount:

    (d)  A-4 Notes:                                                                                                 $693,536.25
           per $1,000 original                                                                                            $4.68

    principal amount:

    (e)  B Notes:                                                                                                    $91,831.86
            per $1,000 original                                                                                           $2.69

    principal amount:

    (f)   Total                                                                                                   $1,480,274.13

(3) Pool Balance at the end of the                                                                              $327,463,578.81
related Collection Period

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal                                                                                        $0.00
    amount of A-1 Notes:

         (ii)  A-1 Note Pool Factor:                                                                                  0.0000000

    (b) (i) outstanding principal $30,785,953.20 amount of A-2 Notes:

         (ii)  A-2 Note Pool Factor:                                                                                  0.1231438

    (c) (i) outstanding principal $110,000,000.00 amount of A-3 Notes:

         (ii)  A-3 Note Pool Factor:                                                                                  1.0000000

    (d) (i) outstanding principal $148,350,000.00 amount of A-4 Notes:

         (ii)  A-4 Note Pool Factor:                                                                                  1.0000000

    (e) (i) outstanding principal $17,191,837.89 amount of B Notes:

         (ii)  B Note Pool Factor:                                                                                    0.5037901

    (f) (i)  Deferred Purchase                                                                                   $21,025,000.00
    Price Balance

         (ii)  Deferred Purchase                                                                                      1.0000000
    Price Pool Factor:

    (g) (i)  Certificate Balance                                                                                    $100,000.00
         (ii)  Certificate Pool                                                                                      1.00000000

    Factor:

(5)  Amount of Servicing Fee:                                                                                       $282,125.52
         per $1,000 Beginning of                                                                                     1.67447621
per Collection Period:

$1,000

Original
Pool
Balance:

(6)  Amount of Administration Fee:                                                                                      $166.67
         per $1,000 Beginning of                                                                                     0.00098920
per Collection Period:

$1,000

Original
Pool
Balance:

(7)  Aggregate Purchase Amounts for                                                                                       $0.00
Collection Period:

(8)  Aggregate amount of Realized
Losses for the

          Collection Period:                                                                                        $306,285.01

(9)  Amount in Spread Account:                                                                                   $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                      $0.00

(11) For the Final payment date with respect to the NA Funding Period, the Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                   $0.00

(13)  Amount in Yield Supplement Account:                                                                           $411,625.97


CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000
Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005

  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
     $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                         15-Mar-00

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                       $0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (b)  A-2 Notes:                                                                                              $10,504,980.61
           per $1,000 original                                                                                           $42.02

    principal amount:

    (c)  A-3 Notes:                                                                                                       $0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (d)  A-4 Notes:                                                                                                       $0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (e)  B Notes:                                                                                                   $582,070.17
           per $1,000 original                                                                                           $17.06
    principal amount:

    (f)  Deferred Purchase Price:                                                                                         $0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (g)  Certificates:                                                                                                     0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (h)  Total:                                                                                                  $11,087,050.78

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                       $0.00
           per $1,000 original                                                                                            $0.00

    principal amount:

    (b)  A-2 Notes:                                                                                                 $188,906.02
           per $1,000 original                                                                                            $0.76

    principal amount:

    (c)  A-3 Notes:                                                                                                 $506,000.00
           per $1,000 original                                                                                            $4.60

    principal amount:

    (d)  A-4 Notes:                                                                                                 $693,536.25
           per $1,000 original                                                                                            $4.68

    principal amount:

    (e)  B Notes:                                                                                                    $91,831.86
           per $1,000 original                                                                                            $2.69

    principal amount:

    (f)  Deferred Purchase Price:                                                                                   $108,629.17
           per $1,000 original                                                                                            $5.17

    principal amount:

    (g)  Certificates:                                                                                                  $516.67
           per $1,000 original                                                                                            $5.17

    principal amount:

    (h)  Total:                                                                                                   $1,589,419.97

(3) Pool Balance at end of related $327,463,578.81 Collection Period:

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal                                                                                        $0.00
    amount of A-1 Notes:

         (ii)  A-1 Note Pool Factor:                                                                                  0.0000000

    (b) (i) outstanding principal $30,785,953.20 amount of A-2 Notes:

         (ii)  A-2 Note Pool Factor:                                                                                  0.1231438

    (c) (i) outstanding principal $110,000,000.00 amount of A-3 Notes:

         (ii)  A-3 Note Pool Factor:                                                                                  1.0000000

    (d) (i) outstanding principal $148,350,000.00 amount of A-4 Notes:

         (ii)  A-4 Note Pool Factor:                                                                                  1.0000000

    (e) (i) outstanding principal $17,191,837.89 amount of B Notes:

         (ii)  C Note Pool Factor:                                                                                    0.5037901

    (f) (i)  Deferred Purchase                                                                                   $21,025,000.00
    Price Balance

         (ii)  Certificate Pool                                                                                       1.0000000
    Factor:

    (g) (i)  Certificate Balance                                                                                     100,000.00
         (ii)  Certificate Pool                                                                                       1.0000000

    Factor:

(5)  Amount of Servicing Fee:                                                                                       $282,125.52
         per $1,000 Beginning of                                                                                      1.6744762
    Collection Period:

(6)  Amount of Administration Fee:                                                                                      $166.67
         per $1,000 Beginning of                                                                                      0.0009892
    Collection Period:

(7)  Aggregate Purchase Amounts for                                                                                       $0.00
Collection Period:

(8)  Aggregate amount of Realized
Losses for the

          Collection Period:                                                                                        $306,285.01

(9)  Amount in Spread Account:                                                                                   $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                      $0.00

(11) For the Final payment date with respect to the NA Funding Period, the

       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                   $0.00


(13)  Amount in Yield Supplement Account:                                                                            $411,625.97


CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO
INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                         15-Mar-00

1)  Payment of Administration Fee                                                                                       $166.67
to Administrator:

(2)  Offered Noteholders' Interest
Distributable Amount deposited into Note                                                                          $1,480,274.13
Distribution Account:

(3)  Noteholders' Principal
Distributable Amount to be deposited into Noteholders'                                                           $11,087,050.78
Distribution Account:

(4)  Deferred Purchase Price Interest Distributable Amount
to be deposited into Deferred Purchase Price                                                                        $108,629.17
Distribution Account:

(5)  Deferred Purchase Price Principal Distributable
Amount to be deposited into Deferred Purchase Price                                                                       $0.00
Distribution Account:

(6)  Certificateholders' Interest
Distributable Amount to be deposited into                                                                               $516.67
Certificateholders' Distribution
Account:

(7)  Certificateholders' Principal
Distributable Amount to be deposited into                                                                                 $0.00
Certificateholders' Distribution
Account:

(8) Payment of Servicing Fee to $282,125.52 Servicer:

(9) Release to Seller from Excess Collections over                                                                  $266,965.46
Distributions
Check for Error                                                                                            NO ERROR
Sum of Above Distributions                                                                                 $13,225,728.40
Total Distribution Amount plus                                                                             $13,225,728.40
Releases to Seller


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
    $100,000  6.20% Asset
Backed Certificates


Payment Date:                                                                                                         15-Mar-00


(1)  Total Distribution Amount:                                                                                  $13,225,728.40

(2)  Administration Fee:                                                                                                $166.67

(3) Noteholders' Interest Distributable Amount applicable $0.00 to A-1 Notes:

(4) Noteholders' Interest Carryover Shortfall applicable $0.00 to A-1 Notes:

(5) Noteholders' Interest Distributable Amount applicable $188,906.02 to A-2
Notes:

(6) Noteholders' Interest Carryover Shortfall applicable $0.00 to A-2 Notes:

(7) Noteholders' Interest Distributable Amount applicable $506,000.00 to A-3
Notes:

(8) Noteholders' Interest Carryover Shortfall applicable $0.00 to A-3 Notes:

(9) Noteholders' Interest Distributable Amount applicable $693,536.25 to A-4
Notes:

(10) Noteholders' Interest Carryover Shortfall applicable $0.00 to A-4 Notes:

(11) Noteholders' Interest Distributable Amount $91,831.86 applicable to b
Notes:

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                   $0.00

(13)  Offered Noteholders' Interest                                                                               $1,480,274.13
Distributable Amount deposited into Note
Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable                                                                    $0.00
Amount:

(15) % of Fixed Rate Principal Distribution Amount 0.00% applicable to A-1
Noteholders

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                   $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable                                                           $10,504,980.61
Amount:

(19) % of Fixed Rate Principal Distribution Amount 94.75% applicable to A-2
Noteholders

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                           $10,504,980.61

(22)  A-3 Noteholders' Monthly Principal Distributable                                                                    $0.00
Amount:

(23) % of Fixed Rate Principal Distribution Amount 0.00% applicable to A-3
Noteholders

(24)  A-3 Noteholders' Principal                                                                                          $0.00
Carryover Shortfall:

(25)  A-3 Noteholders' Principal                                                                                          $0.00
Distributable Amount:

(26)  A-4 Noteholders' Monthly Principal Distributable                                                                    $0.00
Amount:

(27) % of Fixed Rate Principal Distribution Amount 0.00% applicable to A-4
Noteholders

(28)  A-4 Noteholders' Principal                                                                                          $0.00
Carryover Shortfall:

(29)  A-4 Noteholders' Principal                                                                                          $0.00
Distributable Amount:

(30)  B Noteholders' Monthly Principal                                                                              $582,070.17
Distributable Amount:

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                           5.25%

(32)  B Noteholders' Principal                                                                                            $0.00
Carryover Shortfall:

(33)  B Noteholders' Principal                                                                                      $582,070.17
Distributable Amount:

(34)  Noteholders' Principal                                                                                     $11,087,050.78
Distribution Amount:

(35)  Noteholders' Distributable                                                                                 $12,567,324.91
Amount:

(36) Deposit to Spread Account (from $658,236.82 excess collections):

(37) Specified Spread Account Balance (after all $13,000,215.75 distributions and adjustments) :

    The Lesser of:

    (a) 2.00% of the Initial Pool                                                                                $13,000,215.75
    Balance

    (b) the Note Balance                                                                                        $306,327,791.09

(38)  Spread Account Balance over the Specified Spread                                                              $658,236.82
Account Balance:

(39)  Deffered Purchase Price Interest                                                                              $108,629.17
Distribution Amount:

(40)  Deffered Purchase Price Interest                                                                                    $0.00
Carryover Shortfall:

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered                                0.00%
Purchase Price

(42) Deffered Purchase Price Principal Distributable $0.00 Amount applicable to current period

(43)  Deffered Purchase Price Principal                                                                                   $0.00
Carryover Shortfall:

(44)  Deffered Purchase Price Principal                                                                                   $0.00
Distribution Amount:

(45)  Deffered Purchase Price                                                                                       $108,629.17
Distribution Amount:

(39)  Certificateholders' Interest                                                                                      $516.67
Distribution Amount:

(40)  Certificateholders' Interest                                                                                        $0.00
Carryover Shortfall:

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                            0.00%

(42) Certificates Principal Distributable Amount $0.00 applicable to current period

(43)  Certificates Principal                                                                                              $0.00
Carryover Shortfall:

(44)  Certificates Principal                                                                                              $0.00
Distribution Amount:

(45)  Certificates Distribution                                                                                         $516.67
Amount:

(46)  Servicing Fee:                                                                                                $282,125.52


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                         00-Jan-00


(47)  Excess Amounts Distributed To Seller:

    (a) Release of Remaining Fixed and Floating Rate                                                                $266,965.46
    Excess Distributions
    (b) Release of Excess Amount in                                                                                       $0.00
    Negative Carry Account




    (b) Release of Excess Amount in Yield Supplement Account                                                              $0.00

(48) Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                                   $0.00

(49) Pool Balance as of the opening of business on the first day of
     the Collection Period in which the Payment Date occurs:                                                    $338,550,629.59

(50) After giving effect to all distributions on such Payment Date:

           Outstanding Principal Balance of A-1 Notes:                                                                    $0.00



           A-1 Note Pool Factor:                                                                                      0.0000000

           Outstanding Principal                                                                                 $30,785,953.20
Balance of A-2 Notes:

           A-2 Note Pool Factor:                                                                                      0.1231438

           Outstanding Principal                                                                                $110,000,000.00
Balance of A-3 Notes:

           A-3 Note Pool Factor:                                                                                      1.0000000

           Outstanding Principal                                                                                $148,350,000.00
Balance of A-4 Notes:

           A-4 Note Pool Factor:                                                                                      1.0000000

           Outstanding Principal                                                                                 $17,191,837.89
Balance of B Notes:

           B Note Pool Factor:                                                                                        0.5037901

           Outstanding Principal Balance of the Deferred                                                         $21,025,000.00
Purchase Price:
           Deferred Purchase Price                                                                                    1.0000000
Pool Factor:

           Outstanding Principal                                                                                     100,000.00
Balance of the Certificates:

           Certificate Pool Factor:
                                                                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection                                                                   $0.00
Period:

(52)  Aggregate Amount of Realized Losses for the related                                                           $306,285.01
Collection Period:

(53)  Spread Account Balance after giving effect to all                                                          $13,000,215.75
distributions:

                                                  19-Mar-00

Mr. Bruce Fabrikant
Senior Analyst

Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust

1998-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-C is provided to Moody's for the following collection period.

          Pool Balance on                                                                               05-Feb-00
                                                                                                  $338,550,629.59

          Pool Balance on                                                                               03-Mar-00
                                                                                                  $327,463,578.81

          Realized Losses during                                                                      $306,285.01
collection period:

          Aggregate Scheduled Payments
delinquent by more

          than 60 days at the end                                                                   $3,565,325.32
of collection period:

          Aggregate Contract Value of
all Receivables as to

          which the related

Financed Equipment has been
          repossessed but in which

the Receivable has not

          been liquidated at the end of                                                                     $0.00
the collection period:

Total Collections During the                                                                       $13,225,728.40
Collection Period:

Sincerely,

Ralph Than
Case Credit Corporation




CASE EQUIPMENT LOAN TRUST 1998-C
SCHEDULED CASH FLOWS

                                        Pool 1              Pool 2              Pool 3              Pool 4
                                 End of Period       End of Period       End of Period       End of Period

                                  Payment Date       Scheduled CV        Scheduled CV        Scheduled CV        Scheduled CV


                                                   327,725,657.34      120,885,864.49      149,352,845.38    52,026,880.96
                                     03/15/98      316,094,790.33      116,513,405.45      147,556,435.97    51,989,422.04
                                     04/15/98      311,011,733.90      112,682,270.77      147,556,435.97    52,026,028.04
                                     05/15/98      307,974,197.33      110,953,967.38      147,026,693.13    52,196,516.75
                                     06/15/98      304,655,064.60      108,875,844.11      146,221,592.01    52,313,271.01
                                     07/15/98      301,355,827.05      105,792,360.27      145,561,973.27    52,501,804.94
                                     08/15/98      298,696,211.39      103,564,295.13      144,640,538.28    52,565,225.14
                                     09/15/98      296,123,462.18      101,813,131.16      143,752,942.02    52,718,462.70
                                     10/15/98      290,983,242.05      100,569,955.93      142,911,461.85    52,000,921.74
                                     11/15/98      285,436,390.49       98,617,348.12      141,791,187.48    52,147,843.59
                                     12/15/98      265,957,879.89       96,256,267.35      139,187,526.95    51,198,612.27
                                     01/15/99      250,320,567.37       94,556,817.25      137,830,490.37    44,680,786.17
                                     02/15/99      238,237,039.48       91,834,765.81      125,947,647.34    42,825,543.39
                                     03/15/99      232,331,893.86       89,461,208.80      118,213,729.96    42,602,740.41
                                     04/15/99      226,680,621.85       84,500,997.39      116,263,505.54    42,637,170.84
                                     05/15/99      223,783,684.09       82,452,708.39      115,163,061.62    42,700,890.14
                                     06/15/99      220,668,465.69       79,618,642.36      114,259,840.68    42,743,029.39
                                     07/15/99      217,590,276.81       75,400,217.37      113,382,788.47    42,855,890.65
                                     08/15/99      214,886,695.69       72,360,955.63      112,239,852.32    42,821,134.53
                                     09/15/99      212,184,591.02       69,966,897.43      111,194,359.08    42,930,888.11
                                     10/15/99      208,886,047.61       67,770,962.74      110,184,821.07    42,338,870.49
                                     11/15/99      204,560,938.55       65,208,842.53      108,952,098.41    42,423,740.14
                                     12/15/99      187,635,179.20       62,293,763.11      106,479,963.70    41,358,354.38
                                     01/15/00      174,564,399.58       59,870,336.91      104,975,167.86    34,827,128.64
                                     02/15/00      166,028,534.29       57,252,967.03       93,031,976.43    32,921,105.94
                                     03/15/00      161,483,019.95       54,362,868.05       85,178,911.08    32,628,919.38
                                     04/15/00      156,005,427.00       49,883,518.51       83,253,558.36    32,593,474.54
                                     05/15/00      153,061,919.94       47,715,608.21       82,021,689.25    32,586,823.38
                                     06/15/00      149,927,616.94       44,620,487.13       81,000,339.04    32,558,867.38
                                     07/15/00      146,712,068.80       41,344,615.31       79,989,963.59    32,603,485.34
                                     08/15/00      143,843,075.64       38,205,709.90       78,741,441.03    32,497,653.62
                                     09/15/00      141,067,014.45       36,004,642.08       77,608,152.11    32,535,827.91
                                     10/15/00      137,677,585.29       34,634,930.33       76,484,244.68    31,882,067.37
                                     11/15/00      133,368,077.57       32,844,308.72       75,138,259.14    31,894,412.93
                                     12/15/00      117,110,682.99       30,668,555.52       72,715,870.93    30,793,062.93
                                     01/15/01      104,407,878.51       28,835,115.50       71,257,751.19    24,256,759.46
                                     02/15/01       96,342,222.88       27,086,716.22       59,422,529.51    22,351,167.71
                                     03/15/01       92,157,644.15       25,523,193.36       51,722,806.45    22,012,847.70
                                     04/15/01       87,213,617.46       23,396,991.42       49,955,336.45    21,944,203.30
                                     05/15/01       84,555,666.49       21,947,913.17       48,817,904.05    21,900,583.67
                                     06/15/01       81,933,742.77       20,141,444.60       47,902,427.92    21,811,623.51
                                     07/15/01       79,322,035.90       18,201,304.21       47,030,472.85    21,794,804.99
                                     08/15/01       76,968,894.85       16,177,654.75       45,995,530.51    21,640,477.77
                                     09/15/01       74,583,587.81       14,246,016.19       44,987,833.24    21,620,712.71
                                     10/15/01       71,732,387.03       13,066,598.33       44,020,830.54    20,968,806.34
                                     11/15/01       68,131,123.88       11,732,762.37       42,800,445.39    20,924,979.62
                                     12/15/01       54,537,717.79       10,753,930.93       40,762,102.68    19,783,241.92
                                     01/15/02       45,159,092.21        9,765,727.98       39,479,240.46    13,364,897.21
                                     02/15/02       39,551,113.30        8,642,574.71       29,361,653.20    11,523,622.30
                                     03/15/02       36,972,776.26        7,613,266.86       22,864,498.61    11,188,454.03
                                     04/15/02       33,767,157.97        6,157,346.29       21,657,650.01    11,131,196.27
                                     05/15/02       32,464,455.40        5,280,242.59       20,897,837.89    11,081,303.27
                                     06/15/02       31,166,673.61        4,589,371.90       20,404,111.76    10,976,838.52
                                     07/15/02       30,008,355.34        3,574,824.35       20,010,658.64    10,967,275.78
                                     08/15/02       29,132,114.42        2,249,015.32       19,523,558.35    10,800,745.05
                                     09/15/02       28,183,950.28        1,169,988.41       19,015,597.28    10,763,845.11
                                     10/15/02       26,897,889.74          956,267.50       18,557,899.74    10,254,319.42
                                     11/15/02       24,676,991.81          882,822.44       17,885,035.76    10,196,029.15
                                     12/15/02       14,382,483.32          587,559.53       16,539,268.99     9,112,844.04
                                     01/15/03        7,736,918.21          510,952.78       15,801,773.60     2,962,978.88
                                     02/15/03        4,192,649.69          425,193.19        7,869,751.42     1,313,595.01
                                     03/15/03        3,041,636.50          290,910.25        2,644,306.14     1,040,142.34
                                     04/15/03        1,746,646.30          285,803.24        1,772,456.63       978,354.10
                                     05/15/03        1,539,127.69          268,654.85        1,276,756.81       910,694.09
                                     06/15/03        1,392,792.95          261,108.19        1,148,888.04       856,044.85
                                     07/15/03        1,148,364.72          162,389.01        1,067,301.32       848,895.33
                                     08/15/03        1,135,441.37          129,445.68        1,008,722.62       828,176.92
                                     09/15/03        1,121,292.75                0.00          958,180.27       830,144.64
                                     10/15/03          996,230.28                0.00          943,012.41       735,451.27
                                     11/15/03          885,263.16                0.00          912,118.58       733,288.09
                                     12/15/03          349,905.63                0.00          726,420.15       174,635.87
                                     01/15/04                0.00                0.00                0.00             0.00
                                     02/15/04                0.00                0.00                0.00             0.00
                                     03/15/04                0.00                0.00                0.00             0.00
                                                             0.00                0.00                0.00             0.00

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by  Lisa Sorenson (262)636-6184

                           ---------------------------------------------------------------------------------------------------------
NPV Data Input Section 03-Mar-00        03-Mar-00        03-Mar-00      03-Mar-00      03-Mar-00       03-Mar-00      03-Mar-00
                           ---------------------------------------------------------------------------------------------------------
Scheduled cash flows
as of the           Pool 1A (Retail) Pool 1B (FPL) Pool 1C (Forestry)     Pool 2          Pool 3         Pool 4          Pool 5
                      5,132,650.78    1,266,366.88      456,087.38    3,388,979.20    1,234,258.68    1,243,247.21     292,215.13
                      3,920,048.31    1,050,069.71      391,600.27    4,732,221.86    7,455,446.03    2,180,064.12     481,753.52
                      3,746,731.75    1,065,457.45      397,236.90    1,563,888.98    5,226,948.93    5,405,732.22     441,945.18
                      3,830,975.13      994,328.55      397,604.45    1,410,258.74    1,666,471.37    3,550,712.60   1,118,293.17
                      4,164,393.91    1,058,686.12      424,389.02    1,468,823.18    1,769,279.84    1,577,618.82   1,112,787.88
                      4,132,548.69    1,002,345.99      417,888.35    1,555,007.47    1,783,946.91    1,889,182.19     420,567.43
                      4,537,346.07    1,011,233.78      417,888.30    1,716,439.61    1,819,895.59    2,094,335.86     429,346.82
                      3,631,571.99    1,025,320.93      414,390.03    1,587,103.12    2,011,468.37    1,653,052.72     358,422.72
                      4,552,055.02      999,204.66      410,201.58    1,610,964.12    2,021,775.32    1,925,247.63     393,582.91
                      9,109,433.76    1,213,658.51      410,201.58    1,755,873.97    2,092,705.08    2,153,578.51     414,637.80
                     15,668,596.83    1,062,599.03      407,464.10    2,171,056.73    2,490,716.19    2,210,905.37     583,332.10
                     10,457,710.20      869,683.41      379,453.63    2,223,357.77    1,979,990.92    1,699,534.82     389,774.48
                      5,280,822.40    1,068,216.65      380,643.41    6,809,432.71    2,233,085.81    1,688,329.46     342,314.84
                      3,398,878.57      869,769.83      370,926.50    4,523,501.79    7,376,357.63    2,147,547.75     467,363.42
                      3,157,527.18      889,666.88      376,038.80    1,553,778.43    5,089,816.29    5,296,440.47     429,000.91
                      3,265,517.80      816,294.84      376,038.80    1,298,949.21    1,558,418.45    3,473,902.45   1,096,567.88
                      3,652,824.29      912,304.62      398,316.21    1,352,008.73    1,656,460.66    1,502,502.05   1,065,439.66
                      3,779,784.06      891,352.16      396,860.11    1,403,753.96    1,662,681.85    1,826,806.24     400,368.76
                      4,074,459.15      816,946.09      388,118.48    1,590,164.76    1,698,955.43    2,020,936.37     408,563.97
                      3,234,780.46      865,270.10      384,795.08    1,483,957.31    1,901,141.79    1,588,180.19     330,730.95
                      4,142,701.24      853,338.28      383,642.28    1,516,874.31    1,870,984.62    1,835,405.12     370,699.00
                      8,589,417.73      844,181.22      381,087.34    1,565,934.83    1,986,060.51    2,069,467.36     397,343.26
                     15,421,517.86      956,013.30      367,864.05    2,092,973.05    2,387,292.21    2,151,440.71     557,346.72
                      9,966,009.90      699,849.63      322,449.59    2,148,927.93    1,852,161.07    1,624,136.09     343,900.97
                      4,631,518.23      821,773.35      304,206.47    6,693,330.22    2,151,138.10    1,641,469.99     326,596.82
                      2,731,343.17      720,154.41      275,661.59    4,178,183.25    7,115,402.25    2,083,493.30     446,713.21
                      2,467,290.07      749,484.59      280,130.02    1,255,128.68    4,768,002.80    5,424,106.86     413,122.26
                      2,581,037.13      675,460.45      276,965.29    1,039,883.19    1,246,426.66    3,290,976.10   1,039,286.01
                      2,793,242.09      742,553.77      292,727.92    1,095,363.59    1,314,299.74    1,300,983.12   1,002,931.28
                      2,921,183.60      707,233.15      283,637.08    1,129,304.83    1,297,682.05    1,583,797.78     352,865.81
                      3,005,168.46      633,834.06      270,926.76    1,310,198.77    1,332,737.32    1,766,196.84     349,887.96
                      2,515,598.49      631,111.62      269,087.01    1,202,805.38    1,494,020.96    1,335,607.20     277,763.36
                      3,372,956.52      603,542.14      276,560.06    1,321,205.61    1,416,681.61    1,553,698.01     312,324.24
                      6,723,345.71      538,834.66      281,474.19    1,279,762.88    1,537,439.35    1,750,124.67     317,561.64
                     11,519,964.69      596,549.03      213,201.12    1,474,009.35    1,954,351.65    1,838,723.39     448,872.09
                      6,912,643.78      398,641.64      130,869.65    1,744,529.44    1,502,268.00    1,365,398.33     280,969.21
                      2,883,803.56      438,664.79       79,600.67    4,626,959.77    1,603,059.65    1,296,128.50     248,506.41
                      1,238,682.05      403,387.14       27,319.46    2,632,863.54    4,887,676.01    1,735,222.04     362,353.69
                        989,632.68      389,217.22       27,805.15      550,991.22    2,903,092.80    4,273,661.55     329,769.97
                      1,090,751.65      353,771.85       27,705.15      333,434.68      483,771.26    2,488,448.45     761,734.32
                      1,250,940.29      419,014.20       47,185.28      402,157.96      510,250.65      632,585.54     666,423.91
                      1,304,065.37      338,978.94       44,365.00      390,918.14      535,092.16      854,518.42     181,252.41
                      1,427,123.81      341,124.69       37,956.56      539,215.84      591,428.42    1,017,721.94     183,443.87
                        969,771.09      290,945.97       37,956.56      446,797.10      710,193.29      657,432.81     115,612.72
                      1,753,754.60      260,434.53       37,956.56      488,305.99      619,557.86      780,970.03     147,999.62
                      4,061,764.12      145,134.03       37,956.56      430,979.01      702,119.10    1,022,463.73     144,412.57
                      8,298,608.17      145,218.77       34,289.99      749,489.06      971,552.69    1,113,770.28     316,260.91
                      4,376,182.46       56,533.47       32,982.96      857,657.81      695,969.27      681,751.53     137,042.36
                      1,119,128.11       54,740.37       20,028.82    2,935,950.81      853,435.43      657,725.98     101,553.97
                        159,851.11        7,346.82        3,349.37    1,477,891.80    2,887,604.76      901,260.09     159,138.47
                         55,332.55        6,166.33        3,349.37      145,925.55    1,440,735.58    3,071,363.41     159,492.49
                        122,006.59        6,166.33            0.00       23,847.62       51,188.06    1,239,837.36     516,796.69
                         65,115.20       37,471.47            0.00       29,302.94       42,277.24      101,688.98     368,449.13
                        150,627.49       13,429.95            0.00        9,549.99       27,649.49      135,926.75      26,769.94
                         82,205.13       10,397.43            0.00       20,739.44       82,865.00      192,130.20      37,565.89
                         26,220.88        5,471.48            0.00       10,862.76       63,787.51       73,523.10         825.67
                        531,085.55       14,656.36            0.00       44,465.13       13,812.24      104,219.21      28,740.85
                        926,564.57       19,283.88            0.00       20,117.18       23,659.79      217,318.50       5,619.51
                      1,793,732.45       23,359.07            0.00      183,632.91      109,303.74       84,730.66      70,852.77
                        315,801.61        1,859.80            0.00      294,218.34       58,244.79       46,194.41         248.94
                              0.00            0.00            0.00      209,939.98      250,603.58       24,858.29      19,138.38
                              0.00            0.00            0.00            0.00      230,832.58      232,069.04         825.67
                              0.00            0.00            0.00            0.00            0.00      353,503.47         825.67
                              0.00            0.00            0.00            0.00            0.00            0.00      51,763.67
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                         16,292.53            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                              0.00            0.00            0.00            0.00            0.00            0.00           0.00
                    --------------------------------------------------------------------------------------------------------------
Total Time Balance
of Scheduled
Cash Flows          228,032,638.64   34,704,106.38   13,106,440.86   94,104,151.53  111,306,532.99  103,733,906.19  23,358,613.84

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by  Lisa Sorenson (262)636-6184
Scheduled Payment Date                                                                               15-Mar-00
Actual Payment Date                                                                                  15-Mar-00
Collection Period Begin Date                                                                         05-Feb-00
Collection Period End Date                                                                           03-Mar-00
Days in accrual period (30/360)                                                                             30
Days in accrual period (ACT/360)                                                                            29

Part I -- Monthly Data Input

 Receipts During the Period                                                                     $23,071,994.21

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
    Government obligors                                                                                  $0.00
          Total Warranty Repurchases                                                                     $0.00

Total Collections For The Period                                                                $23,071,994.21

Total Collection                                                                                $23,071,994.21
Negative Carry Withdrawls                                                                                $0.00
Yield Supplement Withdrawals                                                                             $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))               $165,565.66
Pre-Funding Account Reinvestment Income                                                                  $0.00

    Total Distribution Amount                                                                   $23,237,559.87

Miscellaneous Data

    Total Collateral
    Scheduled Amounts 30 - 59 days past due                                                      $3,989,694.28
    Scheduled Amounts 60 days or more past due                                                   $2,294,529.93
    Net Losses on Liquidated Receivables                                                           $299,433.19
    Number of Loans at Beginning of Period                                                              19,676
    Number of Loans at End of Period                                                                    19,386
    Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Actual Payment Date                                                                                  15-Mar-00
Collection Period Begin Date                                                                         05-Feb-00
Collection Period End Date                                                                           03-Mar-00

Part II -- Summary

Total Principal Balance of Notes and Certificates (Beginning of Period)                        $546,772,418.55
    A-1 Note Beginning Principal Balance                                                                 $0.00
    A-2 Note Beginning Principal Balance                                                       $150,451,490.57
    A-3 Note Beginning Principal Balance                                                       $137,000,000.00
    A-4 Note Beginning Principal Balance                                                       $221,950,000.00
    B Note Beginning Principal Balance                                                          $21,870,927.98
    Certificate Beginning Principal Balance                                                     $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                              $527,083,181.83
    A-1 Note Principal Balance (End of Period)                                                           $0.00
                                  A-1 Note Pool Factor (End of Period)                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                 $131,549,823.32
                                  A-2 Note Pool Factor (End of Period)                               0.4474484
    A-3 Note Principal Balance (End of Period)                                                 $137,000,000.00
                                  A-3 Note Pool Factor (End of Period)                               1.0000000
    A-4 Note Principal Balance (End of Period)                                                 $221,950,000.00
                                  A-4 Note Pool Factor (End of Period)                               1.0000000
    B Note Principal Balance (End of Period)                                                    $21,083,358.51
                                  B Note Pool Factor (End of Period)                                 0.6801083
    Certificate Principal Balance (End of Period)                                               $15,500,000.00
                                  Certificate Pool Factor (End of Period)                            1.0000000

Contract Value Decline                                                                          $19,689,236.72
    Pool Balance (Beg. of Collection Period)                                                   $546,773,199.53
    Pool Balance (End of Collection Period)                                                    $527,083,962.81

Total Distribution Amount (TDA)                                                                 $23,237,559.87
    Total Collections and Investment Income for the Period                                      $23,237,559.87
    Negative Carry Amount                                                                                $0.00

Principal Distribution Amount  (PDA)                                                            $19,689,236.72

Principal Allocation to Notes and Certificates                                                  $19,689,236.72
    A-1 Noteholders' Principal Distributable Amount                             $0.00
    A-2 Noteholders' Principal Distributable Amount                                             $18,901,667.25
    A-3 Noteholders' Principal Distributable Amount                                                      $0.00
    A-4 Noteholders' Principal Distributable Amount                                                      $0.00
    B Noteholders' Principal Distributable Amount                                                  $787,569.47
    Certificateholders' Principal Distributable Amount                                                   $0.00

Interest Distributable Amount                                                                    $1,465,468.60
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                             $640,526.33
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $639,333.33
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                           $1,067,209.58
    Noteholders' Interest Distributable Amount applicable to B Notes                               $108,625.61
    Certificateholders' Interest Distributable Amount                                               $76,983.33

Spread Account
    Beginning Spread Account Balance                                                            $15,500,015.62
    Deposit to Spread Account from Pre-Funding Account                                                   $0.00
    Deposit to Spread Account from Excess Collections over Distributions                         $1,092,461.63
    Distribution from Spread Account for Interest / Principal Shortfall                                  $0.00

    Specified Spread Account Balance                                                            $15,500,015.62
    Ending Spread Account Balance (after distributions)                                         $15,500,015.62

Credit Enhancement                                                                                       2.94%
    Spread account % of Ending Pool Balance                                                              2.94%
    Overcollateralization % of Ending Pool Balance                                                       0.00%

    Scheduled Amounts 30 - 59 days past due                                                      $3,989,694.28
                                  as % of Ending Pool Balance                                            0.76%
    Scheduled Amounts 60 days or more past due                                                   $2,294,529.93
                                  as % of Ending Pool Balance                                            0.44%
    Net Losses on Liquidated Receivables                                                           $299,433.19
                                  as % of Ending Pool Balance                                            0.06%
    Part III -- Servicing Calculations                                                               15-Mar-00



    1.  Sources and Uses of Collection Account Balance                                       Pool 1A (Retail)      Pool 1B (FPL)
    Wtd. Avg. APR                                                                                      8.519%             8.519%
    Contract Value (Beg. of Collection Period), by origination pool                           $204,082,405.97     $32,166,973.60
    Contract Value  (End of Collection Period), by origination pool                           $196,328,608.91     $30,634,149.91
                                                                                             ----------------    ---------------
    Contract Value Decline                                                                      $7,753,797.06      $1,532,823.69
                                                                                                        3.80%              4.77%


    Initial Pool Balance                                                                       $546,773,199.53
    Pool Balance (End of Collection Period)                                                    $527,083,962.81

    Collections and Investment Income for the period                                            $23,237,559.87
    Negative Carry Amount                                                                                $0.00

    Total Distribution Amount (TDA)                                                             $23,237,559.87
    Principal Distribution Amount  (PDA)                                                        $19,689,236.72

    Initial B Percentage                                                                                4.000%
    Unscheduled Principal (per pool)                                                                     $0.00
    Total Unscheduled Principal                                                                          $0.00

    2.  Calculation of Distributable Amounts

    A-1 Note Beginning Principal Balance                                                                 $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                          0.00%
    A-1 Noteholders' Principal Distributable Amount                                                      $0.00

    Principal Distribution Amount Remaining                                                     $19,689,236.72

    A-2 Note Beginning Principal Balance                                                       $150,451,490.57
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                         96.00%
    A-2 Noteholders' Principal Distributable Amount                                             $18,901,667.25

    Principal Distribution Amount Remaining                                                        $787,569.47

    A-3 Note Beginning Principal Balance                                                       $137,000,000.00
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                          0.00%
    A-3 Noteholders' Principal Distributable Amount                                                      $0.00

    Principal Distribution Amount Remaining                                                        $787,569.47

    A-4 Note Beginning Principal Balance                                                       $221,950,000.00
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                          0.00%
    A-4 Noteholders' Principal Distributable Amount                                                      $0.00

    Principal Distribution Amount Remaining                                                        $787,569.47

    B Note Beginning Principal Balance                                                          $21,870,927.98
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
    B Noteholders' Share of the Principal Distribution Amounts                                           4.00%
    B Noteholders' Principal Distributable Amount                                                  $787,569.47

    Principal Distribution Amount Remaining                                                              $0.00

    Certificate Beginning Principal Balance                                                     $15,500,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
    Certificateholders' Share of the Principal Distribution Amounts                                      0.00%
    Certificateholders' Principal Distributable Amount                                                   $0.00

    Interest Accrued on Class A-1 Notes this period                                                      $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                   $0.00

    Interest Accrued on Class A-2 Notes this period                                                $640,526.33
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                             $640,526.33

    Interest Accrued on Class A-3 Notes this period                                                $639,333.33
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $639,333.33

    Interest Accrued on Class A-4 Notes this period                                              $1,067,209.58
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                           $1,067,209.58

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                            $2,347,069.24
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Offered Noteholders' Interest Distributable Amount                                           $2,347,069.24

    Interest Accrued on Class B Notes this period                                                  $108,625.61
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                               $108,625.61

    Interest Accrued on Certificates this period                                                    $76,983.33
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                   $0.00
    Interest Due (in Arrears) on Above Shortfall                                                         $0.00
    Certificateholders' Interest Distributable Amount                                               $76,983.33

    3.  Allocation of Distribution Amounts

    a. Total Distribution Amount (TDA)                                                          $23,237,559.87

    Administration Fee Shortfall (Previous Period)                                                       $0.00
    Administration Fee Accrued during this Period                                                      $166.67
    Administration Fee Paid this Period from TDA                                                       $166.67
    Administration Fee Shortfall                                                                         $0.00

    Total Distribution Amount Remaining                                                         $23,237,393.20

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Interest Accrued on Class A-1 Notes this period                                                      $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                              $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes       $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Interest Accrued on Class A-2 Notes this period                                                $640,526.33
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                        $640,526.33
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes       $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Interest Accrued on Class A-3 Notes this period                                                $639,333.33
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                        $639,333.33
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes       $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Interest Accrued on Class A-4 Notes this period                                              $1,067,209.58
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                      $1,067,209.58
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes       $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                  $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                            $2,347,069.24
    Offered Noteholders' Interest Paid this Period from TDA                                      $2,347,069.24
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                             $0.00

    Total Distribution Amount Remaining                                                         $20,890,323.96

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                         $0.00
    Interest Accrued on Class B Notes this period                                                  $108,625.61
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                          $108,625.61
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes         $0.00


Pool 1C (Forestry)            Pool 2             Pool 3              Pool 4             Pool 5
           8.519%             8.163%             7.995%              8.337%             8.088%
   $12,076,002.54     $86,996,382.61     $99,666,317.04      $91,109,697.55     $20,675,420.22
   $11,684,615.78     $81,934,326.19     $97,270,201.39      $89,054,258.56     $20,177,802.07
  --------------      --------------     --------------      --------------     --------------
      $391,386.76      $5,062,056.42      $2,396,115.65       $2,055,438.99        $497,618.15
            3.24%              5.82%              2.40%               2.26%              2.41%

    Total Distribution Amount Remaining                                                          $20,781,698.35

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount                                               $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                         $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00

    Total Distribution Amount Remaining                                                          $20,781,698.35

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount                                      $18,901,667.25
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                $18,901,667.25
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00

    Total Distribution Amount Remaining                                                           $1,880,031.10

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount                                               $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                         $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00

    Total Distribution Amount Remaining                                                           $1,880,031.10

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount                                               $0.00
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                         $0.00
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00

    Total Distribution Amount Remaining                                                           $1,880,031.10

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
    B Noteholders' Monthly Principal Distributable Amount                                           $787,569.47
    B Noteholders' Principal Distributable Amount Paid from TDA                                     $787,569.47
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

    Total Excess Distribution Amount Remaining                                                    $1,092,461.63

    4.  Reconciliation of Pre-Funding Account

    Beginning Pre-Funding Account Balance                                                                 $0.00

    New Collateral Purchased                                                                              $0.00
    Deposit to Spread Account                                                                             $0.00
    Deposit to Yield Supplement Account (will be necessary only if required by rating agencies)           $0.00
    Payment to Seller                                                                                     $0.00

    Ending Pre-Funding Account Balance                                                                    $0.00

    Excess Pre-Funded Amount/(Payment to Seller)                                                          $0.00

    Adjusted Ending Pre-Funding Account Balance                                                           $0.00

    5.  Reconciliation of Negative Carry Account

    Beginning Negative Carry Account Balance                                                              $0.00
    Negative Carry                                                                                   3.0966360%
    Number of Days Remaining                                                                              30.00

    Pre-Funded Percentage                                                                                0.000%
    Negative Carry Withdrawls                                                                             $0.00
    Cumulative Negative Carry Withdrawls                                                                  $0.00
    Maximum Negative Carry Amount                                                                         $0.00
    Required Negative Carry Account Balance                                                               $0.00
    Interim Ending Negative Carry Account Balance                                                         $0.00
    Negative Carry Amount Released to Seller                                                              $0.00

    Ending Negative Carry Account Balance                                                                 $0.00

    6.  Reconcilation of Yield Supplement Account - only necessary if required by rating agencies

    Beginning Yield Supplement Account Balance                                                            $0.00
    Deposit to Yield Supplement Account from Pre-Funding Account                                          $0.00
    Receivables Percentage                                                                              100.00%
    Withdrawal of Yield Supplement Amount                                                                 $0.00
    Maximum Yield Supplement Amount                                                                       $0.00
    Required Yield Supplement Amount                                                                      $0.00
    Interim Yield Supplement Account Balance                                                              $0.00
    Yield Supplement Amount Released to Seller                                                            $0.00

    Ending Yield Supplement Account Balance                                                               $0.00

    7.  Distributions from Spread Account

    Beginning Spread Account Balance                                                             $15,500,015.62
    Deposit to Spread Account from Pre-Funding Account                                                    $0.00
    Deposit to Spread Account from Excess Collections over Distributions                          $1,092,461.63

    Distribution from Spread Account to Noteholders' Distr. Account                                       $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes $0.00
    Remaining Distribution from Spread Account to Noteholders' Distr. Account                             $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes   $0.00
    Remaining Distribution from Spread Account to Noteholders' Distr. Account                             $0.00

    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
    Remaining Distribution from Spread Account to Noteholders' Distr. Account                             $0.00

    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00

    Preliminary Spread Account Balance Remaining                                                 $16,592,477.25

    Cumulative Realized Losses since 28-February-99 (Cut-off Date)                                $2,048,790.74
    Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool BaNOnce?
    12*(Realized Losses during Collection Period + Repos at end of Collection Period)              $3,593,198.28
    Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of BegNOPool Balance?
    60 day or GREATER THAN Delinquent Scheduled Amounts                                            $2,294,529.93
    Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending PooNOBalance?
    Are any of the three conditions "YES"?             NO

    Preliminary A-1 Note Principal Balance (End of Period)                                                $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                      $131,549,823.32
    Preliminary A-3 Note Principal Balance (End of Period)                                      $137,000,000.00
    Preliminary A-4 Note Principal Balance (End of Period)                                      $221,950,000.00
    Preliminary B Note Principal Balance (End of Period)                                         $21,083,358.51
    Preliminary Total Principal Balance of Notes  (End of Period)                               $511,583,181.83

    Specified Spread Account Balance                                                              15,500,015.62
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                                         15,500,015.62

    (b) the Note Balance                                                                         511,583,181.83

    Preliminary Spread Account Balance Remaining                                                 $16,592,477.25
    Preliminary Excess Amount in Spread Account                                                   $1,092,461.63
    Preliminary Shortfall Amount in Spread Account                                                        $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                            $0.00

    Spread Account Excess                                                                         $1,092,461.63

    Ending Spread Account Balance (after distributions)                                          $15,500,015.62
    Net Change in Spread Account Balance                                                                  $0.00

   8. Certificate Distributions and Servicing Fees

    Total Excess Distribution Amount Remaining                                                   $1,092,461.63

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                   $0.00
    Interest Due (in Arrears) on Above Shortfall                                                         $0.00
    Interest Accrued on Certificates this period                                                    $76,983.33
    Certificateholders' Interest Paid from Excess Distribution                                      $76,983.33
    Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                        $0.00

    Total Excess Distribution Amount Remaining                                                   $1,015,478.30

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
    Certificateholders' Principal Distributable Amount applicable to current period                      $0.00
    Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                      $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                       $0.00

    Total Excess Distribution Amount Remaining                                                   $1,015,478.30

    Servicing Fee Shortfall (Previous Period)                                                             0.00
    Servicing Fees Accrued during this Period                                                      $455,644.33
    Servicing Fees Paid this Period Excess Distribution                                            $455,644.33
    Adjustment to Servicing Fee                                                                          $0.00
    Adjustment to Excess Distribution Amount Remaining                                                   $0.00
    Servicing Fee Shortfall                                                                              $0.00

    Total Excess Distribution Amount Remaining                                                     $559,833.97

    9.  Ending Balances

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                     $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                   $0.00
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                  $0.00

    A-1 Note Principal Balance (End of Period)                                                           $0.00
    A-2 Note Principal Balance (End of Period)                                                 $131,549,823.32
    A-3 Note Principal Balance (End of Period)                                                 $137,000,000.00
    A-4 Note Principal Balance (End of Period)                                                 $221,950,000.00
    B Note Principal Balance (End of Period)                                                    $21,083,358.51
    Certificate Principal Balance (End of Period)                                               $15,500,000.00
    Total Principal Balance of Notes and Certificates (End of Period)                          $527,083,181.83

    A-1 Note Pool Factor (End of Period)                                                             0.0000000
    A-2 Note Pool Factor (End of Period)                                                             0.4474484
    A-3 Note Pool Factor (End of Period)                                                             1.0000000
    A-4 Note Pool Factor (End of Period)                                                             1.0000000
    B Note Pool Factor (End of Period)                                                               0.6801083
    Certificate Pool Factor (End of Period)                                                          1.0000000
    Total Notes & Certificates Pool Factor (End of Period)                                           0.6801073

    Specified Spread Account Balance (after all distributions and adjustments)                  $15,500,015.62

    Yield Supplement Account Balance (after alldistributions and adjustment):                            $0.00

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                        15-Mar-00
(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                         $0.00

    (b)   A-2 Notes:                                                                            $18,901,667.25
            per $1,000 original principal amount:                                                       $64.29

    (c)   A-3 Notes:                                                                                     $0.00
            per $1,000 original principal amount:                                                        $0.00

    (d)   A-4 Notes:                                                                                     $0.00
            per $1,000 original principal amount:                                                        $0.00

    (e)   B Notes:                                                                                 $787,569.47
            per $1,000 original principal amount:                                                       $25.41

    (f)   Total                                                                                 $19,689,236.72

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                         $0.00

    (b)   A-2 Notes:                                                                               $640,526.33
            per $1,000 original principal amount:                                                        $2.18

    (c)  A-3 Notes:                                                                                $639,333.33
           per $1,000 original principal amount:                                                         $4.67

    (d)  A-4 Notes:                                                                              $1,067,209.58
           per $1,000 original principal amount:                                                         $4.81

    (e)  B Notes:                                                                                  $108,625.61
            per $1,000 original principal amount:                                                        $3.50

    (f)   Total                                                                                  $2,455,694.85

(3) Pool Balance at the end of the related Collection Period                                   $527,083,962.81

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                  $0.00
         (ii)  A-1 Note Pool Factor:                                                                 0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                        $131,549,823.32
         (ii)  A-2 Note Pool Factor:                                                                 0.4474484

    (c) (i)  outstanding principal amount of A-3 Notes:                                        $137,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                 1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                        $221,950,000.00
         (ii)  A-4 Note Pool Factor:                                                                 1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                           $21,083,358.51
         (ii)  B Note Pool Factor:                                                                   0.6801083

    (f) (i)  Certificate Balance                                                                $15,500,000.00
         (ii)  Certificate Pool Factor:                                                              1.0000000

(5)  Amount of Servicing Fee:                                                                      $455,644.33
         per p $1,0000 Beginning a of P Collection e Period:                                                 0.83333333

(6)  Amount of Administration Fee:                                                                     $166.67
         per p $1,0000 Beginning a of P Collection e Period:                                                 0.00030482

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                       $299,433.19

(9)  Amount in Spread Account:                                                                  $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00

(13)  Amount in Yield Supplement Account:                                                                $0.00

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                        15-Mar-00
(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                         $0.00

    (b)  A-2 Notes:                                                                             $18,901,667.25
           per $1,000 original principal amount:                                                        $64.29

    (c)  A-3 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                         $0.00

    (d)  A-4 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                         $0.00

    (e)  B Notes:                                                                                  $787,569.47
           per $1,000 original principal amount:                                                        $25.41

    (f)  Certificates:                                                                                   $0.00
           per $1,000 original principal amount:                                                         $0.00

    (g)  Total:                                                                                 $19,689,236.72

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                      $0.00
           per $1,000 original principal amount:                                                         $0.00

    (b)  A-2 Notes:                                                                                $640,526.33
           per $1,000 original principal amount:                                                         $2.18

    (c)  A-3 Notes:                                                                                $639,333.33
           per $1,000 original principal amount:                                                         $4.67

    (d)  A-4 Notes:                                                                              $1,067,209.58
           per $1,000 original principal amount:                                                         $4.81

    (e)  B Notes:                                                                                  $108,625.61
           per $1,000 original principal amount:                                                         $3.50

    (f)  Certificates:                                                                              $76,983.33
           per $1,000 original principal amount:                                                         $4.97

    (g)  Total:                                                                                  $2,532,678.18

(3)  Pool Balance at end of related Collection Period:                                         $527,083,962.81

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                  $0.00
         (ii)  A-1 Note Pool Factor:                                                                 0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                        $131,549,823.32
         (ii)  A-2 Note Pool Factor:                                                                 0.4474484

    (c) (i)  outstanding principal amount of A-3 Notes:                                        $137,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                 1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                        $221,950,000.00
         (ii)  A-4 Note Pool Factor:                                                                 1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                           $21,083,358.51
         (ii)  B Note Pool Factor:                                                                   0.6801083

    (f) (i)  Certificate Balance                                                                $15,500,000.00
         (ii)  Certificate Pool Factor:                                                              1.0000000

(5)  Amount of Servicing Fee:                                                                      $455,644.33
         per $1,000 Beginning of Collection Period:                                                  0.8333333

(6)  Amount of Administration Fee:                                                                     $166.67
         per $1,000 Beginning of Collection Period:                                                  0.0003048

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                       $299,433.19

(9)  Amount in Spread Account:                                                                  $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                     $0.00

(11) For the Final payment date with respect to the FuNAing Period, the Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00

(13)  Amount in Yield Supplement Account:                                                                $0.00


CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                        15-Mar-00
(1)  Payment of Administration Fee to Administrator:                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                $2,455,694.85

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                       $19,689,236.72

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                    $76,983.33

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                         $0.00

(6)  Payment of Servicing Fee to Servicer:                                                         $455,644.33

(7) Release to Seller from Excess Collections over Distributions                                   $559,833.97

Check for Error                                        NO ERROR
Sum of Above Distributions                             $23,237,559.87
Total Distribution Amount plus Releases to Seller      $23,237,559.87

CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                        15-Mar-00
(1)  Total Distribution Amount:                                                                 $23,237,559.87

(2)  Administration Fee:                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                           $640,526.33

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $639,333.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                         $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                 $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                            $108,625.61

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                   $0.00

(13)  Offered Noteholders' Interest Distributable Amount                                         $2,455,694.85
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                  $18,901,667.25

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                  96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                          $18,901,667.25

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                   0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                   $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                   0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                   $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                       $787,569.47

(31)  % of Principal Distribution Amount applicable to B Noteholders                                     4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

(33)  B Noteholders' Principal Distributable Amount:                                               $787,569.47

(34)  Noteholders' Principal Distribution Amount:                                               $19,689,236.72

(35)  Noteholders' Distributable Amount:                                                        $22,144,931.57

(36)  Deposit to Spread Account (from excess collections):                                       $1,092,461.63

(37)  Specified Spread Account Balance (after all distributions and adjustments) :              $15,500,015.62
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                       $15,500,015.62

    (b) the Note Balance                                                                       $511,583,181.83

(38)  Spread Account Balance over the Specified Spread Account Balance:                          $1,092,461.63

(39)  Certificateholders' Interest Distributable Amount:                                            $76,983.33

(40)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                                0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                     $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                $0.00

(45)  Certificateholders' Distributable Amount:                                                     $76,983.33

(46)  Servicing Fee:                                                                               $455,644.33

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Excess Distributions                                                  $559,833.97
    (b) Release of Excess Amount in Negative Carry Account                                               $0.00
    (c) Release of Excess Amount in Yield Supplement Account                                             $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                   $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                             $546,773,199.53

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                   $0.00
           A-1 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                         $131,549,823.32
           A-2 Note Pool Factor:                                                                     0.4474484

           Outstanding Principal Balance of A-3 Notes:                                         $137,000,000.00
           A-3 Note Pool Factor:                                                                     1.0000000

           Outstanding Principal Balance of A-4 Notes:                                         $221,950,000.00
           A-4 Note Pool Factor:                                                                     1.0000000

           Outstanding Principal Balance of B Notes:                                            $21,083,358.51
           B Note Pool Factor:                                                                       0.6801083

           Outstanding Principal Balance of the Certificates:                                   $15,500,000.00
           Certificate Pool Factor:                                                                  1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                          $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                       $299,433.19

(53)  Spread Account Balance after giving effect to all distributions:                          $15,500,015.62


CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000
Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates
                                                20-Mar-00
                                                 02:26 PM
Prepared by  Sally Nelson (262)636-5637   File: us99b.xls


                                        ------------------------------------------------------------------------------------------
NPV Data Input Section                          31-Jul-99      31-Jul-99         03-Mar-00         03-Mar-00        03-Mar-00
                                        ------------------------------------------------------------------------------------------
Scheduled cash flows as of the            Pool 1A (Retail) CPoolf1B (FPL) CPoolf1A (Retail)    Pool 1B (FPL)  Pool 1C (Forestry)
                                               481,775.39     235,787.96      1,903,613.83        718,899.28          496,571.67
                                             5,059,574.60     970,277.32      3,750,488.08        946,231.84          490,551.26
                                             3,773,678.37     774,994.85      4,595,793.20        925,413.73          504,549.01
                                             3,851,991.40     880,126.95      7,952,335.42        948,239.15          504,549.02
                                             4,702,792.68   1,241,012.13      9,686,898.60        766,044.55          511,160.72
                                             5,067,768.29     858,832.31      5,902,776.21        728,760.91          509,744.89
                                             4,071,715.23     769,235.31      3,880,233.27        723,840.12          509,625.19
                                             4,038,884.53     873,917.61      3,453,557.48        704,661.11          509,118.89
                                             3,996,341.52   1,000,563.71      3,558,592.29        801,176.78          506,826.37
                                             4,912,452.87   1,030,874.94      4,432,918.71        770,161.54          505,136.43
                                             8,479,682.24   1,053,224.49      4,624,153.86        792,017.37          502,051.31
                                            10,770,271.64     808,211.95      3,793,586.84        713,528.65          491,099.52
                                             6,415,977.99     768,707.46      3,756,787.72        760,510.14          500,056.25
                                             4,279,065.28     763,784.43      3,676,825.46        871,795.57          482,315.56
                                             3,692,654.06     745,264.47      4,504,691.63        947,558.51          494,566.93
                                             3,914,171.50     842,204.63      7,788,473.14        962,876.72          490,930.50
                                             4,814,300.45     811,559.23      9,489,999.46        748,468.97          498,360.70
                                             5,177,437.20     833,415.06      5,649,177.04        684,079.90          497,652.70
                                             4,020,165.77     748,388.98      3,657,480.77        677,346.86          497,652.70
                                             3,976,214.78     789,947.12      3,284,568.83        656,566.77          497,652.69
                                             3,904,237.93     907,567.10      3,381,789.16        755,648.41          495,831.22
                                             4,793,046.78   1,327,875.77      4,295,488.09        725,509.53          492,623.11
                                             8,277,912.97   1,004,039.10      4,466,919.27        807,210.32          487,615.84
                                            10,528,135.84     786,939.78      3,634,585.79        708,664.98          479,671.21
                                             6,144,249.72     723,958.46      3,625,825.96        683,929.63          483,621.28
                                             4,046,669.64     715,398.72      3,463,733.41        874,905.16          459,768.13
                                             3,520,434.77     694,618.63      4,278,929.52        938,069.38          431,338.90
                                             3,723,066.71     793,487.86      7,357,155.30        826,874.46          410,886.28
                                             4,593,112.31     763,840.97      8,805,502.99        649,689.69          383,213.88
                                             5,011,131.36     847,377.95      4,847,857.79        647,701.97          358,810.42
                                             3,850,651.66     737,363.35      2,800,248.02        589,387.51          355,553.91
                                             3,836,975.60     714,140.92      2,478,495.21        559,541.12          353,445.05
                                             3,697,034.07   1,152,647.87      2,533,504.91        643,288.09          339,526.10
                                             4,550,885.12     973,619.78      3,310,553.91        634,577.06          332,944.89
                                             7,757,673.60     861,940.45      3,351,893.54        663,759.75          323,160.42
                                             9,801,528.47     689,025.17      2,748,910.49        559,249.54          316,623.68
                                             5,329,897.26     685,771.96      2,731,740.47        488,301.51          316,458.02
                                             3,143,387.64     626,284.23      2,456,520.41        580,245.66          283,223.46
                                             2,685,421.69     600,581.74      2,660,787.51        687,946.23          225,012.45
                                             2,813,930.77     683,405.63      5,100,464.94        639,361.45          165,474.08
                                             3,562,297.12     674,822.86      5,823,941.39        418,251.24          134,473.48
                                             3,819,572.90     703,806.74      3,095,240.40        360,188.89           79,043.74
                                             2,906,585.74     589,590.38      1,442,985.01        330,920.44           79,043.74
                                             2,960,575.33     519,274.33      1,188,093.18        284,295.46           79,043.74
                                             2,611,041.41     609,730.83      1,210,403.79        363,831.02           75,095.39
                                             2,867,873.08     720,874.32      1,829,334.83        362,831.63           71,382.63
                                             5,392,899.05     674,778.66      1,809,918.75        400,886.76           69,197.58
                                             6,660,526.49     452,419.43      1,379,726.77        250,326.27           69,197.58
                                             3,457,675.04     391,446.53      1,284,667.25        364,491.16          105,196.28
                                             1,638,195.92     365,318.32      1,111,031.06        278,843.34           54,718.86
                                             1,311,517.20     315,854.48      1,263,634.38        390,330.58           42,488.71
                                             1,333,023.47     394,729.98      3,156,915.90        338,884.98           28,564.13
                                             2,001,078.85     395,455.98      3,540,045.84        119,657.57           11,711.38
                                             2,120,018.12     431,341.26      1,471,703.54         89,011.53            2,585.27
                                             1,446,112.14     271,066.25        280,360.69         34,736.52                0.00
                                             1,516,553.93     382,001.28         75,532.88          1,449.40                0.00
                                             1,187,229.73     336,775.95        116,452.54          1,449.40                0.00
                                             1,359,950.96     405,398.93        224,560.60          1,449.40                0.00
                                             3,294,291.18     348,512.87         58,917.25              0.00                0.00
                                             4,258,852.11     122,673.99         29,022.11              0.00                0.00
                                             1,631,860.97      89,011.53         37,377.95              0.00                0.00
                                               337,455.66      34,736.52         83,229.11         15,694.17                0.00
                                               105,439.75       1,449.40         52,328.99              0.00                0.00
                                               132,943.66       1,449.40         27,914.28              0.00                0.00
                                               256,320.92       1,449.40         35,946.93              0.00                0.00
                                                58,917.25           0.00              0.00              0.00                0.00
                                                13,059.81           0.00              0.00              0.00                0.00
                                                40,978.93           0.00              0.00              0.00                0.00
                                                83,229.11      15,694.17              0.00              0.00                0.00
                                                52,328.99           0.00              0.00              0.00                0.00
                                                31,339.71           0.00              0.00              0.00                0.00
                                                55,550.47           0.00              0.00              0.00                0.00
                                                     0.00           0.00              0.00              0.00                0.00
                                                     0.00           0.00              0.00              0.00                0.00
                                                     0.00           0.00              0.00              0.00                0.00
                                        ------------------------------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows 256,011,594.71  42,339,880.13    208,303,143.95     33,919,569.68    18,396,717.15


                                        ----------------------------------------------------------------------------------
NPV Data Input Section                     03-Mar-00         03-Mar-00      03-Mar-00         03-Mar-00         03-Mar-00
                                        ----------------------------------------------------------------------------------
Scheduled cash flows as of the            1D (Trucks)          Pool 2A        Pool 2B            Pool 3            Pool 4
                                        1,498,510.64        612,763.50     373,585.46        828,989.25      1,684,445.33
                                        1,242,870.07      1,584,296.73     335,491.24      1,389,140.10      2,981,691.08
                                        1,274,787.57      1,385,955.61     301,463.83      1,243,125.29      2,754,299.28
                                        1,292,141.68      1,498,045.15     221,457.73      1,204,446.34      2,499,839.71
                                        1,263,420.74      1,903,091.12     517,134.89      1,236,222.03      2,681,530.39
                                        1,273,428.30      5,086,338.17     414,733.72      1,587,706.56      2,896,075.78
                                        1,269,331.88      4,899,143.45   1,596,111.77      9,408,052.44      5,300,728.31
                                        1,257,032.54      1,414,510.06     851,323.18      4,102,677.96      7,885,323.44
                                        1,244,282.42      1,855,208.79     541,397.97      2,060,684.32      6,166,070.40
                                        1,263,362.64      1,796,910.86     270,851.11      2,013,569.63      3,454,983.47
                                        1,267,058.78      1,970,661.82      46,734.18      1,954,102.52      3,275,816.79
                                        1,228,416.10      1,740,141.98      73,853.44      1,659,753.83      2,776,493.50
                                        1,164,489.74      1,417,922.92      23,685.06      1,614,030.26      2,770,422.33
                                        1,200,723.41      1,485,225.58      14,940.93      1,387,255.03      2,838,134.61
                                        1,222,094.07      1,341,809.45           0.00      1,265,349.87      2,632,526.42
                                        1,243,752.26      1,433,311.79           0.00      1,193,214.64      2,373,849.01
                                        1,206,236.89      1,810,548.65           0.00      1,214,160.60      2,536,340.27
                                        1,207,643.16      4,881,040.30           0.00      1,545,869.96      2,712,796.13
                                        1,187,510.48      4,652,009.02      17,258.76      9,135,908.19      4,994,716.67
                                        1,184,772.37      1,337,343.38      26,362.87      4,030,048.19      7,630,147.61
                                        1,166,882.22      1,863,069.67           0.00      1,997,398.50      5,917,078.27
                                        1,173,778.60      1,699,060.52           0.00      1,953,848.04      3,188,069.25
                                        1,175,404.81      1,882,605.48           0.00      1,884,538.08      2,978,685.60
                                        1,118,445.91      1,665,888.63           0.00      1,567,631.58      2,455,297.37
                                        1,050,076.37      1,331,068.24           0.00      1,504,050.46      2,454,382.58
                                        1,072,333.80      1,344,777.42           0.00      1,295,317.68      2,533,232.46
                                        1,082,407.85      1,269,332.78           0.00      1,188,619.97      2,313,803.43
                                        1,073,994.10      1,366,374.86           0.00      1,115,875.18      2,066,343.52
                                        1,077,715.38      1,692,214.55           0.00      1,132,004.68      2,185,179.95
                                          972,509.68      4,720,278.90           0.00      1,467,306.07      2,257,579.65
                                          948,138.42      4,428,017.86           0.00      8,838,597.44      4,516,970.63
                                          928,735.58      1,149,262.78           0.00      3,822,534.93      7,065,762.37
                                          917,361.54      1,541,624.35           0.00      1,797,007.03      5,196,180.90
                                          865,933.17      1,474,773.19           0.00      1,728,875.12      2,651,865.26
                                          843,033.79      1,649,007.87           0.00      1,672,130.70      2,589,958.31
                                          796,582.09      1,414,754.86           0.00      1,367,694.56      1,971,805.41
                                          725,461.06      1,109,853.69           0.00      1,211,000.29      1,986,657.48
                                          714,232.27      1,118,705.44           0.00      1,061,676.25      1,988,503.60
                                          687,126.12      1,051,669.69           0.00        965,837.32      1,800,228.24
                                          643,489.42      1,148,811.35           0.00        914,859.10      1,485,166.02
                                          578,306.93      1,450,117.88           0.00        931,949.23      1,614,479.10
                                          538,290.18      3,708,683.34           0.00      1,233,481.59      1,627,053.66
                                          476,874.22      3,507,461.46           0.00      7,315,857.89      3,667,463.75
                                          468,640.04        598,752.73           0.00      2,730,352.73      5,523,589.92
                                          465,822.61        988,998.70           0.00      1,265,503.67      3,661,412.38
                                          467,034.05        918,897.15           0.00      1,199,595.38      1,623,594.33
                                          428,453.98      1,100,423.31           0.00      1,134,382.27      1,403,662.36
                                          414,924.98        859,192.15           0.00        835,561.14        960,122.71
                                          375,713.53        507,521.17           0.00        639,327.92        888,695.90
                                          381,099.14        662,152.95           0.00        536,413.46        921,384.49
                                          374,001.09        505,601.98           0.00        464,005.31        889,776.23
                                          282,725.38        645,239.97           0.00        412,105.38        608,116.32
                                          177,532.99        844,860.21           0.00        447,153.34        687,549.33
                                          124,514.81      2,719,932.15           0.00        681,410.88        741,984.72
                                           25,118.22      2,539,422.80           0.00      5,995,647.84      2,432,138.27
                                           10,581.77        148,940.47           0.00      1,867,625.65      4,120,640.95
                                           10,581.77        499,861.41           0.00        728,768.67      2,333,868.40
                                           10,581.77        194,969.01           0.00        382,689.81        574,182.85
                                           10,581.77        300,029.47           0.00        396,197.40        420,140.49
                                            8,343.73         49,802.39           0.00        158,838.64         81,413.66
                                            8,343.73         17,956.65           0.00         49,120.12         87,659.73
                                            8,343.73         19,977.24           0.00          3,249.54         74,966.72
                                            8,343.73         40,089.63           0.00         42,050.82         25,009.19
                                          199,643.75        153,821.33           0.00          5,348.62          8,477.97
                                                0.00        312,868.12           0.00         50,483.65         35,699.48
                                                0.00        145,312.80           0.00         90,778.03         24,142.19
                                                0.00              0.00           0.00        227,501.79        461,237.90
                                                0.00              0.00           0.00              0.00        185,613.11
                                                0.00              0.00           0.00              0.00              0.00
                                                0.00              0.00           0.00              0.00              0.00
                                                0.00              0.00           0.00              0.00              0.00
                                                0.00              0.00           0.00              0.00              0.00
                                                0.00              0.00           0.00              0.00              0.00
                                                0.00              0.00           0.00              0.00              0.00
                                                0.00              0.00           0.00              0.00              0.00
                                        ----------------------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows  9,879,905.82    102,468,316.93   5,626,386.14    118,386,510.76    168,133,056.94


CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000
Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates



Prepared by  Sally Nelson (262)636-5637                             03/19/00
                                                                    01:04 PM
Scheduled Payment Date                                                                              15-Mar-00
Actual Payment Date                                                                                 15-Mar-00
Collection Period Begin Date                                                                        05-Feb-00
Collection Period End Date                                         31-Jul-99      31-Jul-99         03-Mar-00
Days in accrual period (30/360)                                                                            30
Days in accrual period (ACT/360)                                                                           29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                    $17,343,011.19

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                             $0.00
    Government obligors                                                                                 $0.00
          Total Warranty Repurchases                                                                    $0.00

Total Collections For The Period                                                               $17,343,011.19

Total Collection                                                                               $17,343,011.19
Negative Carry Withdrawls                                                                               $0.00
Yield Supplement Withdrawals                                                                            $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))              $126,320.85
Pre-Funding Account Reinvestment Income                                                                 $0.00

      Total Distribution Amount                                                                $17,469,332.04

MISCELLANEOUS DATA

      TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                     $2,291,546.58
    Scheduled Amounts 60 days or more past due                                                  $1,145,402.07
    Net Losses on Liquidated Receivables                                                          $106,077.14
    Number of Loans at Beginning of Period                                                             20,913
    Number of Loans at End of Period                                                                   20,681
    Repossessed Equipment not Sold or Reassigned (Beginning)                                            $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                  $0.00



CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004  $182,371,000
Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates
Actual Payment Date                                                                                 15-Mar-00
Collection Period Begin Date                                                                        05-Feb-00
Collection Period End Date                                                                          03-Mar-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                       $612,800,030.87
      A-1 Note Beginning Principal Balance                                                              $0.00
      A-2 Note Beginning Principal Balance                                                    $285,353,029.48
      A-3 Note Beginning Principal Balance                                                    $100,000,000.00
      A-4 Note Beginning Principal Balance                                                    $182,371,000.00
      B Note Beginning Principal Balance                                                       $27,576,001.39
      Certificate Beginning Principal Balance                                                  $17,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                             $599,650,981.05
      A-1 Note Principal Balance (End of Period)                                                        $0.00
      A-1 Note Pool Factor (End of Period)                                                          0.0000000
      A-2 Note Principal Balance (End of Period)                                              $272,795,686.90
      A-2 Note Pool Factor (End of Period)                                                          0.9093190
      A-3 Note Principal Balance (End of Period)                                              $100,000,000.00
      A-3 Note Pool Factor (End of Period)                                                          1.0000000
      A-4 Note Principal Balance (End of Period)                                              $182,371,000.00
      A-4 Note Pool Factor (End of Period)                                                          1.0000000
      B Note Principal Balance (End of Period)                                                 $26,984,294.15
      B Note Pool Factor (End of Period)                                                            0.8566443
      Certificate Principal Balance (End of Period)                                            $17,500,000.00
      Certificate Pool Factor (End of Period)                                                       1.0000000

CONTRACT VALUE DECLINE                                                                         $13,149,049.82
      Pool Balance (Beg. of Collection Period)                                                $612,800,030.87
      Pool Balance (End of Collection Period)                                                 $599,650,981.05

Total Distribution Amount (TDA)                                                                $17,469,332.04
      Total Collections and Investment Income for the Period                                   $17,469,332.04
      Negative Carry Amount                                                                             $0.00

Principal Distribution Amount  (PDA)                                                           $13,149,049.82

Principal Allocation to Notes and Certificates                                                 $13,149,049.82
      A-1 Noteholders' Principal Distributable Amount                                                   $0.00
      A-2 Noteholders' Principal Distributable Amount                                          $12,557,342.58
      A-3 Noteholders' Principal Distributable Amount                                                   $0.00
      A-4 Noteholders' Principal Distributable Amount                                                   $0.00
      B Noteholders' Principal Distributable Amount                                               $591,707.24
      Certificateholders' Principal Distributable Amount                                                $0.00

Interest Distributable Amount                                                                   $3,373,691.99
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                                $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes                        $1,505,237.23
      Noteholders' Interest Distributable Amount applicable to A-3 Notes                          $555,000.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes                        $1,048,633.25
      Noteholders' Interest Distributable Amount applicable to B Notes                            $162,009.01
      Certificateholders' Interest Distributable Amount                                           $102,812.50

Spread Account
      Beginning Spread Account Balance                                                         $14,000,005.12
      Deposit to Spread Account from Pre-Funding Account                                                $0.00
      Deposit to Spread Account from Excess Collections over Distributions                      $1,049,236.06
      Distribution from Spread Account for Interest / Principal Shortfall                               $0.00

      Specified Spread Account Balance                                                         $14,000,005.12
      Ending Spread Account Balance (after distributions)                                      $14,000,005.12

Credit Enhancement                                                                                      2.33%
      Spread account % of Ending Pool Balance                                                           2.33%
      Overcollateralization % of Ending Pool Balance                                                    0.00%

      Scheduled Amounts 30 - 59 days past due                                                   $2,291,546.58
      as % of Ending Pool Balance                                                                       0.38%
      Scheduled Amounts 60 days or more past due                                                $1,145,402.07
      as % of Ending Pool Balance                                                                       0.19%
      Net Losses on Liquidated Receivables                                                        $106,077.14
      as % of Ending Pool Balance                                                                       0.02%

      PART III -- SERVICING CALCULATIONS                                                            15-Mar-00
      1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE     Pool 1A (Retail) CPoolf1B (FPL) CPoolf1A (Retail)     Pool 1B (FPL)

      Wtd. Avg. APR                                                   8.911%         8.911%            8.911%            8.911%
      Contract Value (Beg. of Collection Period),                                             $181,811,028.99    $29,621,901.72
      Contract Value  (End of Collection Period),            $211,934,021.03  $35,325,733.39  $177,679,693.93    $28,991,474.31
                                                            ---------------- --------------- ----------------   ---------------
      Contract Value Decline                                                                    $4,131,335.06       $630,427.41
                                                                                                        2.27%             2.13%
      Initial Pool Balance                                                                    $700,000,255.78
      Pool Balance (End of Collection Period)                                                 $599,650,981.05

      Collections and Investment Income for the period                                         $17,469,332.04
      Negative Carry Amount                                                                             $0.00

      Total Distribution Amount (TDA)                                                          $17,469,332.04
      One-Time adjustment to Dec-15-99 PDA
      Principal Distribution Amount  (PDA)                                                     $13,149,049.82

      Initial B Percentage                                                                             4.500%
      Unscheduled Principal (per pool)                                                             $49,857.86             $0.00


Pool 1C (Forestry)Pool 1D (Trucks)          Pool 2A        Pool 2B            Pool 3            Pool 4
         8.911%           8.911%            8.300%         8.300%            8.156%            8.506%
 $16,360,465.16   $44,065,595.74    $88,514,714.02  $5,861,345.36   $101,496,728.38   $145,068,251.50
$16,070,877.00   $42,946,075.35    $86,699,580.20  $5,420,289.01    $99,807,233.19   $142,035,758.06
---------------  ---------------   --------------- --------------   ---------------  ---------------
    $289,588.16    $1,119,520.39     $1,815,133.82    $441,056.35     $1,689,495.19     $3,032,493.44
          1.77%            2.54%             2.05%          7.52%             1.66%             2.09%


         $0.00            $0.00       $351,030.59          $0.00       $125,798.51             $0.00

 Total Unscheduled Principal                                                                      $526,686.96

 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

      A-1 Note Beginning Principal Balance                                                              $0.00
      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-1 Noteholders' Share of the Principal Distribution Amount                                       0.00%
      A-1 Noteholders' Principal Distributable Amount                                                   $0.00

      Principal Distribution Amount Remaining                                                  $13,149,049.82

      A-2 Note Beginning Principal Balance                                                    $285,353,029.48
      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-2 Noteholders' Share of the Principal Distribution Amount                                      95.50%
      A-2 Noteholders' Principal Distributable Amount                                          $12,557,342.58

      Principal Distribution Amount Remaining                                                     $591,707.24

      A-3 Note Beginning Principal Balance                                                    $100,000,000.00
      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-3 Noteholders' Share of the Principal Distribution Amount                                       0.00%
      A-3 Noteholders' Principal Distributable Amount                                                   $0.00

      Principal Distribution Amount Remaining                                                     $591,707.24

      A-4 Note Beginning Principal Balance                                                    $182,371,000.00
      A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-4 Noteholders' Share of the Principal Distribution Amount                                       0.00%
      A-4 Noteholders' Principal Distributable Amount                                                   $0.00

      Principal Distribution Amount Remaining                                                     $591,707.24

      B Note Beginning Principal Balance                                                       $27,576,001.39
      B Noteholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
      B Noteholders' Share of the Principal Distribution Amounts                                        4.50%
      B Noteholders' Principal Distributable Amount                                               $591,707.24

      Principal Distribution Amount Remaining                                                           $0.00

      Certificate Beginning Principal Balance                                                  $17,500,000.00
      Certificateholders' Principal Carryover Shortfall (Previous Period)                               $0.00
      Certificateholders' Share of the Principal Distribution Amounts                                   0.00%
      Certificateholders' Principal Distributable Amount                                                $0.00

      Interest Accrued on Class A-1 Notes this period                5.6740%                            $0.00
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                                $0.00

      Interest Accrued on Class A-2 Notes this period                6.3300%                    $1,505,237.23
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes                        $1,505,237.23

      Interest Accrued on Class A-3 Notes this period                6.6600%                      $555,000.00
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Noteholders' Interest Distributable Amount applicable to A-3 Notes                          $555,000.00

      Interest Accrued on Class A-4 Notes this period                6.9000%                    $1,048,633.25
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes                        $1,048,633.25

      Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                         $3,108,870.48
      Offered Noteholders' Interest Carryover Shortfall (Previous Period)                               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Offered Noteholders' Interest Distributable Amount                                        $3,108,870.48

      Interest Accrued on Class B Notes this period                  7.0500%                      $162,009.01
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                 $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Noteholders' Interest Distributable Amount applicable to B Notes                            $162,009.01

      Interest Accrued on Certificates this period                   7.0500%                      $102,812.50
      Certificateholders' Interest Carryover Shortfall (Previous Period)                                $0.00
      Interest Due (in Arrears) on Above Shortfall                                                      $0.00
      Certificateholders' Interest Distributable Amount                                           $102,812.50

      3.  ALLOCATION OF DISTRIBUTION AMOUNTS

      A. TOTAL DISTRIBUTION AMOUNT (TDA)                                                       $17,469,332.04

      Administration Fee Shortfall (Previous Period)                                                    $0.00
      Administration Fee Accrued during this Period                  $500.00                          $166.67
      Administration Fee Paid this Period from TDA                                                    $166.67
      Administration Fee Shortfall                                                                      $0.00

      Total Distribution Amount Remaining                                                      $17,469,165.37

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Interest Accrued on Class A-1 Notes this period                                                   $0.00
      Noteholders'Interest applicable to A-1 Notes Paid this Period from TDA                            $0.00
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-1 Notes                                                                           $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Interest Accrued on Class A-2 Notes this period                                           $1,505,237.23
      Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                   $1,505,237.23
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-2 Notes                                                                           $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
      A-3 Notes                                                                                         $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Interest Accrued on Class A-3 Notes this period                                             $555,000.00
      Noteholders'
      Interest applicable to A-3 Notes Paid this Period from TDA                                  $555,000.00
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-3 Notes                                                                           $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
      A-4 Notes                                                                                         $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Interest Accrued on Class A-4 Notes this period                                           $1,048,633.25
      Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                   $1,048,633.25
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-4 Notes                                                                           $0.00

      Offered Noteholders' Interest Carryover Shortfall (Previous Period)                               $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                         $3,108,870.48
      Offered Noteholders' Interest Paid this Period from TDA                                   $3,108,870.48
      Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                          $0.00

      Total Distribution Amount Remaining                                                      $14,360,294.89

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
      B Notes                                                                                           $0.00
      Interest Due (in Arrears) on above Shortfall                                                      $0.00
      Interest Accrued on Class B Notes this period                                               $162,009.01
      Noteholders' Interest
      applicable to B Notes Paid this Period from TDA                                             $162,009.01
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B
      Notes                                                                                             $0.00

      Total Distribution Amount Remaining                                                      $14,198,285.88

      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-1 Noteholders' Monthly Principal Distributable Amount                                           $0.00
      A-1 Noteholders' Principal Distributable Amount Paid from TDA                                     $0.00

      Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

      Total Distribution Amount Remaining                                                      $14,198,285.88

      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-2 Noteholders' Monthly Principal Distributable Amount                                  $12,557,342.58
      A-2 Noteholders' Principal Distributable Amount Paid from TDA                            $12,557,342.58
      Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

      Total Distribution Amount Remaining                                                       $1,640,943.30

      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-3 Noteholders' Monthly Principal Distributable Amount                                           $0.00
      A-3 Noteholders' Principal Distributable Amount Paid from TDA                                     $0.00
      Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

      Total Distribution Amount Remaining                                                       $1,640,943.30

      A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
      A-4 Noteholders' Monthly Principal Distributable Amount                                           $0.00
      A-4 Noteholders' Principal Distributable Amount Paid from TDA                                     $0.00
      Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

      Total Distribution Amount Remaining                                                       $1,640,943.30

      B Noteholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
      B Noteholders' Monthly Principal Distributable Amount                                       $591,707.24
      B Noteholders' Principal Distributable Amount Paid from TDA                                 $591,707.24
      Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00

      Total Excess Distribution Amount Remaining                                                $1,049,236.06

      4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

      Beginning Pre-Funding Account Balance                                                             $0.00

      New Collateral Purchased                                                                          $0.00
      Deposit to Spread Account                                        2.50%          2.00%             $0.00
      Deposit to Yield Supplement Account (will be necessary only if required by rating agencies)       $0.00
                                                                                                        -----
      Payment to Seller                                                                                 $0.00

      Ending Pre-Funding Account Balance                                                                $0.00

      Excess Pre-Funded Amount/(Payment to Seller)                                                      $0.00

      Adjusted Ending Pre-Funding Account Balance                                                       $0.00

      5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

      Beginning Negative Carry Account Balance                                                          $0.00
      Negative Carry                                                                               4.0934070%
      Number of Days Remaining                                                                           0.00

      Pre-Funded Percentage                                                                            0.000%
      Negative Carry Withdrawls                                                                         $0.00
      Cumulative Negative Carry Withdrawls                                                              $0.00
      Maximum Negative Carry Amount                                                                     $0.00
      Required Negative Carry Account Balance                                                           $0.00
      Interim Ending Negative Carry Account Balance                                                     $0.00
      Negative Carry Amount Released to Seller                                                          $0.00

      Ending Negative Carry Account Balance                                                             $0.00

      6. RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED
         BY RATING AGENCIES

      Beginning Yield Supplement Account Balance                                                        $0.00
      Deposit to Yield Supplement Account from Pre-Funding Account                                      $0.00
      Receivables Percentage                                                                            0.00%
      Withdrawal of Yield Supplement Amount                                                             $0.00
      Maximum Yield Supplement Amount                                                                   $0.00
      Required Yield Supplement Amount                                                                  $0.00
      Interim Yield Supplement Account Balance                                                          $0.00
      Yield Supplement Amount Released to Seller                                                        $0.00

      Ending Yield Supplement Account Balance                                                           $0.00

      7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

      Beginning Spread Account Balance                                                         $14,000,005.12
      Deposit to Spread Account from Pre-Funding Account                                                $0.00
      Deposit to Spread Account from Excess Collections over Distributions                      $1,049,236.06

      Distribution from Spread Account to Noteholders' Distr. Account                                   $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-1 No                                                                              $0.00
      Adj to Preliminary Noteholders' Interest
      Carryover Shortfall (Current Period) applicable to A-2 No                                         $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
      applicable to A-3 No                                                                              $0.00
      Adj to Preliminary Noteholders' Interest
      Carryover Shortfall (Current Period) applicable to A-4 No                                         $0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account                         $0.00

      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Note$0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account                         $0.00

      Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
      Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
      Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
      Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account                         $0.00

      Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                  $0.00

      Preliminary Spread Account Balance Remaining                                             $15,049,241.18

      Cumulative Realized Losses since 28-February-99 (Cut-off Date)                              $660,291.57
      Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                            NO
      12*(Realized Losses during Collection Period + Repos at end of Collection Period)         $1,272,925.68
      Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                                   NO
      60 day or GREATER THAN Delinquent Scheduled Amounts                                                  $1,145,402.07
      Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                                        NO
      Are any of the three conditions "YES"?                                                               NO

      Preliminary A-1 Note Principal Balance (End of Period)                                            $0.00
      Preliminary A-2 Note Principal Balance (End of Period)                                  $272,795,686.90
      Preliminary A-3 Note Principal Balance (End of Period)                                  $100,000,000.00
      Preliminary A-4 Note Principal Balance (End of Period)                                  $182,371,000.00
      Preliminary B Note Principal Balance (End of Period)                                     $26,984,294.15
      Preliminary Total Principal Balance of Notes  (End of Period)                           $582,150,981.05

      Specified Spread Account Balance                                                          14,000,005.12
      Lesser of:
      (a) 2.50% of the Initial Pool Balance during Pre-Fund, 2.0% There 2.50%          2.00%     14,000,005.12

      (b) the Note Balance                                                                     582,150,981.05

      Preliminary Spread Account Balance Remaining                                             $15,049,241.18
      Preliminary Excess Amount in Spread Account                                               $1,049,236.06
      Preliminary Shortfall Amount in Spread Account                                                    $0.00

      Deposit to Spread Account from Remaing Excess Distribution                                        $0.00

      Spread Account Excess                                                                     $1,049,236.06
         release of required 50bp from Spread Account                                                   $0.00

      Ending Spread Account Balance (after distributions)                                      $14,000,005.12
      Net Change in Spread Account Balance                                                              $0.00

      8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

      Total Excess Distribution Amount Remaining                                                $1,049,236.06

      Certificateholders' Interest Carryover Shortfall (Previous Period)                                $0.00
      Interest Due (in Arrears) on Above Shortfall                                                      $0.00
      Interest Accrued on Certificates this period                                                $102,812.50
      Certificateholders' Interest Paid from Excess Distribution                                  $102,812.50
      Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                     $0.00

      Total Excess Distribution Amount Remaining                                                  $946,423.56

      Certificateholders' Principal Carryover Shortfall (Previous Period)                               $0.00
      Certificateholders' Principal Distributable Amount applicable to current period                   $0.00
      Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                   $0.00
      Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                    $0.00

      Total Excess Distribution Amount Remaining                                                  $946,423.56

      Servicing Fee Shortfall (Previous Period)                                                          0.00
      Servicing Fees Accrued during this Period                        1.00%                      $510,666.69
      Servicing Fees Paid this Period Excess Distribution                                         $510,666.69
      Adjustment to Servicing Fee                                                                       $0.00
      Adjustment to Excess Distribution Amount Remaining                                                $0.00
      Servicing Fee Shortfall                                                                           $0.00

      Total Excess Distribution Amount Remaining                                                  $435,756.87

      9.  ENDING BALANCES

      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                  $0.00
      A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
      A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
      A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
      A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
      B Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
      Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                $0.00
      Certificateholders' Principal Carryover Shortfall  (Ending Balance)                               $0.00

      A-1 Note Principal Balance (End of Period)                                                        $0.00
      A-2 Note Principal Balance (End of Period)                                              $272,795,686.90
      A-3 Note Principal Balance (End of Period)                                              $100,000,000.00
      A-4 Note Principal Balance (End of Period)                                              $182,371,000.00
      B Note Principal Balance (End of Period)                                                 $26,984,294.15
      Certificate Principal Balance (End of Period)                                            $17,500,000.00
      Total Principal Balance of Notes and Certificates (End of Period)                       $599,650,981.05

      A-1 Note Pool Factor (End of Period)                    $68,629,000.00                        0.0000000
      A-2 Note Pool Factor (End of Period)                   $300,000,000.00                        0.9093190
      A-3 Note Pool Factor (End of Period)                   $100,000,000.00                        1.0000000
      A-4 Note Pool Factor (End of Period)                   $182,371,000.00                        1.0000000
      B Note Pool Factor (End of Period)                      $31,500,000.00                        0.8566443
      Certificate Pool Factor (End of Period)                 $17,500,000.00                        1.0000000
      Total Notes & Certificates Pool Factor (End of Period)                                        0.8566443

      Specified Spread Account Balance (after all distributions and adjustments)               $14,000,005.12

      Yield Supplement Account Balance (after alldistributions and adjustment):                         $0.00

CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO NOTEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates


Payment Date:                                                                                       15-Mar-00

(1) Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                                   $0.00
             per $1,000 original principal amount:                                                      $0.00

      (b)   A-2 Notes:                                                                         $12,557,342.58
              per $1,000 original principal amount:                                                    $41.86

      (c)   A-3 Notes:                                                                                  $0.00
              per $1,000 original principal amount:                                                     $0.00

      (d)   A-4 Notes:                                                                                  $0.00
              per $1,000 original principal amount:                                                     $0.00

      (e)   B Notes:                                                                              $591,707.24
              per $1,000 original principal amount:                                                    $18.78

      (f)   Total                                                                              $13,149,049.82

(2) Interest on the Notes

      (a)  A-1 Notes:                                                                                   $0.00
             per $1,000 original principal amount:                                                      $0.00

      (b)   A-2 Notes:                                                                          $1,505,237.23
              per $1,000 original principal amount:                                                     $5.02

      (c)  A-3 Notes:                                                                             $555,000.00
             per $1,000 original principal amount:                                                      $5.55

      (d)  A-4 Notes:                                                                           $1,048,633.25
             per $1,000 original principal amount:                                                      $5.75

      (e)  B Notes:                                                                               $162,009.01
              per $1,000 original principal amount:                                                     $5.14

      (f)   Total                                                                               $3,270,879.49

(3) Pool Balance at the end of the related Collection Period                                  $599,650,981.05

(4) After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                               $0.00
           (ii)  A-1 Note Pool Factor:                                                              0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                     $272,795,686.90
           (ii)  A-2 Note Pool Factor:                                                              0.9093190

      (c) (i)  outstanding principal amount of A-3 Notes:                                     $100,000,000.00
           (ii)  A-3 Note Pool Factor:                                                              1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                                     $182,371,000.00
           (ii)  A-4 Note Pool Factor:                                                              1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                        $26,984,294.15
           (ii)  B Note Pool Factor:                                                                0.8566443

      (f) (i)  Certificate Balance                                                             $17,500,000.00
           (ii)  Certificate Pool Factor:                                                           1.0000000

(5)  Amount of Servicing Fee:                                                                     $510,666.69
           perr$1,0000Beginning ofoCollection Period:                                              0.83333333

(6)  Amount of Administration Fee:                                                                    $166.67
           perr$1,0000Beginning ofoCollection Period:                                              0.00027198

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                      $106,077.14

(9)  Amount in Spread Account:                                                                 $14,000,005.12

(10)  Amount in Pre-Funding Account:                                                                    $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                 $0.00

(13)  Amount in Yield Supplement Account:                                                               $0.00

CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO CERTIFICATEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000
Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                       15-Mar-00
(1) Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                                   $0.00
             per $1,000 original principal amount:                                                      $0.00

      (b)  A-2 Notes:                                                                          $12,557,342.58
             per $1,000 original principal amount:                                                     $41.86

      (c)  A-3 Notes:                                                                                   $0.00
             per $1,000 original principal amount:                                                      $0.00

      (d)  A-4 Notes:                                                                                   $0.00
             per $1,000 original principal amount:                                                      $0.00

      (e)  B Notes:                                                                               $591,707.24
             per $1,000 original principal amount:                                                     $18.78

      (f)  Certificates:                                                                                $0.00
             per $1,000 original principal amount:                                                      $0.00

      (g)  Total:                                                                              $13,149,049.82

(2) Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                                   $0.00
             per $1,000 original principal amount:                                                      $0.00

      (b)  A-2 Notes:                                                                           $1,505,237.23
             per $1,000 original principal amount:                                                      $5.02

      (c)  A-3 Notes:                                                                             $555,000.00
             per $1,000 original principal amount:                                                      $5.55

      (d)  A-4 Notes:                                                                           $1,048,633.25
             per $1,000 original principal amount:                                                      $5.75

      (e)  B Notes:                                                                               $162,009.01
             per $1,000 original principal amount:                                                      $5.14

      (f)  Certificates:                                                                          $102,812.50
             per $1,000 original principal amount:                                                      $5.88

      (g)  Total:                                                                               $3,373,691.99

(3)  Pool Balance at end of related Collection Period:                                        $599,650,981.05

(4) After giving effect to distributions on this Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                               $0.00
           (ii)  A-1 Note Pool Factor:                                                              0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                     $272,795,686.90
           (ii)  A-2 Note Pool Factor:                                                              0.9093190

      (c) (i)  outstanding principal amount of A-3 Notes:                                     $100,000,000.00
           (ii)  A-3 Note Pool Factor:                                                              1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                                     $182,371,000.00
           (ii)  A-4 Note Pool Factor:                                                              1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                        $26,984,294.15
           (ii)  B Note Pool Factor:                                                                0.8566443

      (f) (i)  Certificate Balance                                                             $17,500,000.00
           (ii)  Certificate Pool Factor:                                                           1.0000000

(5)  Amount of Servicing Fee:                                                                     $510,666.69
           per $1,000 Beginning of Collection Period:                                               0.8333333

(6)  Amount of Administration Fee:                                                                    $166.67
           per $1,000 Beginning of Collection Period:                                               0.0002720

(7)  Aggregate Purchase Amounts for Collection Period:                                                  $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                      $106,077.14

(9)  Amount in Spread Account:                                                                 $14,000,005.12

(10)  Amount in Pre-Funding Account:                                                                    $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                 $0.00

(13)  Amount in Yield Supplement Account:                                                               $0.00

CASE EQUIPMENT LOAN TRUST 1999-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                                       15-Mar-00
(1)  Payment of Administration Fee to Administrator:                                                  $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                               $3,270,879.49

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                      $13,149,049.82

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                  $102,812.50

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                        $0.00

(6)  Payment of Servicing Fee to Servicer:                                                        $510,666.69

(7) Release to Seller from Excess Collections over Distributions                                  $435,756.87

Check for Error                                                                                      NO ERROR
Sum of Above Distributions                                                                     $17,469,332.04
Total Distribution Amount plus Releases to Seller                                              $17,469,332.04

CASE EQUIPMENT LOAN TRUST 1999-B
SERVICER'S CERTIFICATE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                                       15-Mar-00
(1)  Total Distribution Amount:                                                                $17,469,332.04

(2)  Administration Fee:                                                                              $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                 $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                        $1,505,237.23

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                 $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                          $555,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                 $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                        $1,048,633.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                           $162,009.01

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                  $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                       $3,270,879.49
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                  0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                  $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                 $12,557,342.58

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                 95.50%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                         $12,557,342.58

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                  0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                  $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                  0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                  $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                      $591,707.24

(31)  % of Principal Distribution Amount applicable to B Noteholders                                    4.50%

(32)  B Noteholders' Principal Carryover Shortfall:                                                     $0.00

(33)  B Noteholders' Principal Distributable Amount:                                              $591,707.24

(34)  Noteholders' Principal Distribution Amount:                                              $13,149,049.82

(35)  Noteholders' Distributable Amount:                                                       $16,419,929.31

(36)  Deposit to Spread Account (from excess collections):                                      $1,049,236.06

(37)  Specified Spread Account Balance (after all distributions and adjustments) :             $14,000,005.12
      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                    $14,000,005.12

      (b) the Note Balance                                                                    $582,150,981.05

(38)  Spread Account Balance over the Specified Spread Account Balance:                         $1,049,236.06

(39)  Certificateholders' Interest Distributable Amount:                                          $102,812.50

(40)  Certificateholders' Interest Carryover Shortfall:                                                 $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                               0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                    $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                $0.00

(44)  Certificateholders' Principal Distributable Amount:                                               $0.00

(45)  Certificateholders' Distributable Amount:                                                   $102,812.50

(46)  Servicing Fee:                                                                              $510,666.69

(47)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Excess Distributions                                               $435,756.87
      (b) Release of Excess Amount in Negative Carry Account                                            $0.00
      (c) Release of Excess Amount in Yield Supplement Account                                          $0.00

(48) Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                            $612,800,030.87

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                  $0.00
           A-1 Note Pool Factor:                                                                    0.0000000

           Outstanding Principal Balance of A-2 Notes:                                        $272,795,686.90
           A-2 Note Pool Factor:                                                                    0.9093190

           Outstanding Principal Balance of A-3 Notes:                                        $100,000,000.00
           A-3 Note Pool Factor:                                                                    1.0000000

           Outstanding Principal Balance of A-4 Notes:                                        $182,371,000.00
           A-4 Note Pool Factor:                                                                    1.0000000

           Outstanding Principal Balance of B Notes:                                           $26,984,294.15
           B Note Pool Factor:                                                                      0.8566443

           Outstanding Principal Balance of the Certificates:                                  $17,500,000.00
           Certificate Pool Factor:                                                                 1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                         $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                      $106,077.14

(53)  Spread Account Balance after giving effect to all distributions:                         $14,000,005.12


                                 Page 10 of 10